AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON

September 2, 2020

File No. 333-239281

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1

Post-Effective Amendment No. [ ]

FLAT ROCK CORE INCOME FUND

(Exact name of registrant as specified in charter)

Robert K. Grunewald
Chief Executive Officer
1350 6th Avenue, 18th Floor
New York, NY 10019
(212) 596-3413
(Address and Telephone Number, Including Area Code, of Principal Executive Offices)

The Corporation Trust Company
Corporation Trust Center
1209 Orange St.
Wilmington, DE 19801
(Name and Address of Agent for Service)

Copies of information to:

Owen J. Pinkerton
Thompson Hine LLP
1919 M Street, N.W., Suite 700
Washington, D.C. 20036-3537
Tel: (202) 263-4144

Fax: (202) 331-8330

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount to be Registered(1)	Proposed Maximum Offering Price Per Share(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Shares of Beneficial Interest	N/A	N/A	$1,000,000	$129.80

(1)	Estimated pursuant to Rule 457 under the Securities Act of 1933, as amended, solely for the purpose of determining the registration fee.
(2)	Registration fees in the amount of $129.80 were paid in connection with the initial filing of the registration statement on Form N-14 on June 18, 2020.

FLAT ROCK CAPITAL CORP.

1350 6th Avenue, 18th Floor

New York, New York 10019

(212) 596-3413

, 2020

Dear Stockholder:

You are cordially invited to attend our 2020 Special Meeting of Stockholders to be held on [__________], 2020, 10:00 a.m. local time at 1350 6th Avenue, 18th Floor, New York, New York 10019.

The matters expected to be acted upon at the meeting are described in the following Notice of the 2020 Special Meeting of Stockholders and Proxy Statement.

There will be an opportunity during the meeting for your questions regarding the affairs of Flat Rock Capital Corp. and for a discussion of the business to be considered at the meeting.

It is important that you use this opportunity to take part in the affairs of Flat Rock Capital Corp. by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR SUBMIT YOUR PROXY BY USING THE TELEPHONE OR THE INTERNET, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. FOR SPECIAL INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. Voting by proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

There will be an opportunity during the meeting for your questions regarding the affairs of Flat Rock Capital Corp. and for a discussion of the business to be considered at the meeting.

We look forward to seeing you at the meeting.

Sincerely,

Robert K. Grunewald
President and Chief Executive Officer

YOUR VOTE IS IMPORTANT!

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON [   ], 2020: THE PROXY STATEMENT AND 2019 ANNUAL REPORT ARE AVAILABLE AT WWW.FLATROCKGLOBAL.COM.

If you have any questions or would like to vote your shares, please call Saratoga Proxy Consulting at (888) 368-0379 or (212) 257-1311 or by email at info@saratogaproxy.com.

FLAT ROCK CAPITAL CORP.
1350 6th Avenue, 18th Floor
New York, New York 10019
(212) 596-3413

NOTICE OF THE 2020 SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [__________], 2020

To Flat Rock Capital Corp. Stockholders:

NOTICE IS HEREBY GIVEN that the 2020 Special Meeting of Stockholders of Flat Rock Capital Corp., a Maryland corporation (the “Company”), will be held on [__________], 2020, at 10:00 a.m. local time at 1350 6th Avenue, 18th Floor, New York, NY 10019, for the following purposes, all of which are more completely set forth in the accompanying proxy statement.

1.	To consider and vote upon the election of three directors to hold office until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualify; and

2.	To consider and ratify the selection of Cohen & Company, Ltd. (“Cohen”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.	To consider and vote upon the Agreement and Plan of Reorganization by and between the Company and Flat Rock Core Income Fund (the “Fund”), a non-diversified, closed-end management investment company that intends to operate as an interval fund, pursuant to which the Company will transfer all of its assets to the Fund in exchange for an equal number of common shares of beneficial interest of the Fund (the “Reorganization Shares”) and the assumption by the Fund of all of the liabilities of the Company. The Company will distribute Reorganization Shares proportionately to stockholders of the Company (the “Reorganization”).

4.	Subject to the approval of the Reorganization, to approve the withdrawal of the election by the Company to be treated as a “Business Development Company” under applicable provisions of the Investment Company Act of 1940, as amended; and

5.	Transact other business as may properly come before the meeting.

The proposals and other related matters are discussed in the following pages, which are made part of this notice. Only stockholders of record at the close of business on August 11, 2020 are entitled to receive this notice and to vote at the 2020 Special Meeting of Stockholders. We reserve the right, in our sole discretion, to adjourn or postpone the 2020 Special Meeting of Stockholders to provide more time to solicit proxies for the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON [__________], 2020: THE PROXY STATEMENT AND 2019 ANNUAL REPORT ARE AVAILABLE AT WWW.FLATROCKGLOBAL.COM.

You may obtain directions to attend the 2020 Special Meeting of Stockholders of the Company by calling (212) 596-3413.

All stockholders are cordially invited to attend the annual meeting in person. Whether or not you expect to attend, WE URGE YOU TO READ THE PROXY STATEMENT AND EITHER COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR TO SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. YOUR PROMPT RESPONSE WILL HELP AVOID POTENTIAL DELAYS AND MAY SAVE THE COMPANY SIGNIFICANT ADDITIONAL EXPENSE ASSOCIATED WITH SOLICITING STOCKHOLDER VOTES. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

Sincerely,
By Order of the Board of Directors,

Richard A. Petrocelli
[__________], 2020	Secretary

As filed with the Securities and Exchange Commission on September 2, 2020

File No. 333-239281

The information contained in this proxy statement/prospectus is not complete and may be changed. The Company may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This proxy statement/prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated September 2, 2020

PRELIMINARY PROXY STATEMENT/PROSPECTUS

FLAT ROCK CAPITAL CORP.

1350 6th Avenue, 18th Floor
New York, New York 10019
(212) 596-3413

SPECIAL MEETING OF STOCKHOLDERS OF

FLAT ROCK CAPITAL CORP.

, 2020

This proxy statement/prospectus (“Proxy Statement/Prospectus”) is being furnished in connection with a solicitation of proxies by the Board of Directors (the “Board”) of Flat Rock Capital Corp. (the “Company”), a  non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under applicable provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), to be used at a Special Meeting of Stockholders of the Company, and at any and all adjournments or postponements thereof  (the “Special Meeting”). The Special Meeting is scheduled to be held at the offices of Flat Rock Capital Corp., 1350 6th Avenue, 18th Floor, New York, New York 10019, on [__________], 2020 to consider the proposals set forth below in the accompanying Notices of Special Meeting of Stockholders and discussed in greater detail elsewhere in this Proxy Statement/Prospectus. The Special Meeting will be held at 10:00 a.m. local time. Stockholders of record of the Company at the close of business on August 11, 2020 are entitled to receive notice of and to vote at the Special Meeting. It is expected that this Proxy Statement/Prospectus will be mailed to stockholders on or about [  ], 2020

At the Special Meeting, shareholders will be asked to consider and vote on the following proposals:

1.	To consider and vote upon the election of three directors to hold office until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.	To consider and ratify the selection of Cohen & Company, Ltd. (“Cohen”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.	To consider and vote upon the Agreement and Plan of Reorganization by and between the Company and Flat Rock Core Income Fund (the “Fund”), a non-diversified, closed-end management investment company that is operated as an interval fund, pursuant to which the Company will transfer all of its assets to the Fund in exchange for an equal number of common shares of beneficial interest of the Fund (the “Reorganization Shares”) and the assumption by the Fund of all of the liabilities of the Company. The Company will distribute Reorganization Shares proportionately to stockholders of the Company (the “Reorganization”);

4.	Subject to the approval of the Reorganization, to approve the withdrawal of the election by the Company to be treated as a “Business Development Company” under applicable provisions of the Investment Company Act of 1940, as amended (the “1940 Act”); and

5.	Transact other business as may properly come before the meeting.

The Board of Directors of the Company (the “Board”) recommends that stockholders approve each of the resolutions to be considered at the Special Meeting. If stockholders of the Company fail to approve the Reorganization, the Company will continue to operate as a BDC.  Furthermore, in the event that the Reorganization is not approved, the Board will consider, subject to Maryland law requirements, such alternatives as the Board determines to be in the best interests of stockholders, including, but not limited to: further solicitation of stockholders or re-proposing the Reorganization.

How The Reorganization Will Work

●	The Company will transfer all of its assets to the Fund in exchange for Reorganization Shares and the assumption by the Fund of all of the Company’s liabilities.

●	The Fund will issue Reorganization Shares to the Company with an aggregate net asset value (“NAV”) equal to the aggregate value of the assets that it receives from the Company, less the liabilities it assumes from the Company. The Company will distribute Reorganization Shares to the stockholders of the Company in proportion to their holdings of the Company.

●	Reorganization costs will be borne by Flat Rock Global, LLC (the “Adviser”), the investment adviser to both the Company and the Fund;

●	The Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that stockholders of the Company will not and the Company generally will not recognize gain or loss as a direct result of the Reorganization, as described in more detail in the section entitled “Tax Status of the Reorganization.”

●	Stockholders of the Company will not pay any sales charge in connection with acquiring Reorganization Shares.

●	After the Reorganization is completed, stockholders of the Company will be shareholders of the Fund, and the Company ultimately will be liquidated.

Where To Get More Information

The audited financial statements and the financial highlights for the Company contained in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2019; and the unaudited financial statements and the financial highlights for the Company contained in the Company’s quarterly reports on Form 10-Q dated March 31, 2020 and June 30, 2020, filed with the SEC on May 14, 2020 and August 13, 2020, respectively, have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Proxy Statement/Prospectus by reference.

Copies of the foregoing may be obtained without charge by contacting us at Flat Rock Capital Corp., 1350 6th Avenue, 18th Floor, New York, New York 10019, by telephone at (212) 596-3413, or on our website at www.flatrockglobal.com.

The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s web site at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

This Proxy Statement/Prospectus serves as a prospectus of the Fund in connection with the issuance of the Reorganization Shares in connection with the Reorganization and the proxy statement of the Company to be used in connection with the Special Meeting to approve the Reorganization and the withdrawal of the Company’s BDC election. This Proxy Statement/Prospectus sets forth concisely the information that stockholders of the Company should know before voting on the proposals for the Company. Please read it carefully and retain it for future reference. No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Proxy Statement/Prospectus is ___, 2020.

FLAT ROCK CAPITAL CORP.
1350 6th Avenue, 18th Floor
New York, New York 10019
(212) 596-3413

SPECIAL MEETING OF STOCKHOLDERS
To Be Held On [__________], 2020

PROXY STATEMENT

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Flat Rock Capital Corp., a Maryland corporation (the “Company”), for use at the 2020 Special Meeting of Stockholders of the Company to be held on [__________], 2020, at 10:00 a.m. local time at 1350 6th Avenue, 18th Floor, New York, NY 10019, and any adjournments or postponements thereof (the “Special Meeting”). This proxy statement and the accompanying materials are being mailed on or about [__________], 2020 to stockholders of record described below and are available on the Company’s website at www.flatrockglobal.com. Properly executed proxies representing shares of common stock, par value $0.001 per share, of the Company (“Shares”) received prior to the Special Meeting will be voted in accordance with the instructions marked thereon.

Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise. Any stockholder who executes a proxy may revoke it with respect to any proposal by attending the Special Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Special Meeting.

Quorum

Stockholders of the Company are entitled to one vote for each Share held. Under the Company’s Articles of Amendment and Restatement (the “Charter”), a majority of the number of Shares entitled to cast votes, present in person or by proxy, constitutes a quorum for the transaction of business. Abstentions will be treated as Shares that are present for purposes of determining the presence of a quorum for transacting business at the Annual Meeting.

Adjournments

In the event that a quorum is not present at the Special Meeting, the chairman of the Special Meeting or the stockholders entitled to vote at the Special Meeting, present in person or by proxy, shall have the power to adjourn the Special Meeting sine die or from time to time to a date not more than 120 days after the original record date without notice other than the announcement at the Special Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

If it appears that there are not enough votes to approve any proposal at the Special Meeting, the chairman of the Special Meeting may adjourn the Special Meeting from time to time to a date not more than 120 days after the record date originally fixed for the Special Meeting without notice, other than announcement at the Special Meeting, to permit further solicitation of proxies. The persons named as proxies for the Company will vote proxies held by them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

If sufficient votes in favor of one or more proposals have been received by the time of the Special Meeting, the proposals will be acted upon and such actions will be final, regardless of any subsequent adjournment to consider other proposals.

Record Date

The Board has fixed the close of business on August 11, 2020 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and adjournments or postponements thereof. As of the Record Date, there were 2,966,744 Shares outstanding.

Required Vote

Proposal	Vote Required (assuming quorum is present)	Broker Discretionary Voting Allowed?	Effect of Abstentions
Proposal 1 – To consider and vote upon the election of three directors to hold office until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualify; and	Plurality of all the votes cast at the Special Meeting in person or by proxy, provided that a quorum is present.	No	Abstentions will not be counted as votes cast and will have no effect on the result of the vote.
Proposal 2 – To consider and ratify the selection of Cohen as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;	Majority of the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present.	Yes	Abstentions will not be counted as votes cast and will have no effect on the result of the vote.
Proposal 3 – To consider and vote upon the Agreement and Plan of Reorganization by and between the Company and the Fund, pursuant to which the Company will transfer all of its assets to the Fund, in exchange for an equal number of common shares of beneficial interest of the Fund and the assumption by the Fund of all of the liabilities of the Company. The Company will distribute Reorganization Shares proportionately to stockholders of the Company.	Affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting.*	No	Abstentions will have the effect of a vote against this proposal.
Proposal 4 – Approval to withdraw the Company’s election to be treated as a BDC under the 1940 Act.	Affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting.*	No	Abstentions will have the effect of a vote against this proposal.
Proposal 5 – To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.	Affirmative vote of the holders of a majority of the votes cast at the Special Meeting.	No	Abstentions will not be counted as votes cast and will have no effect on the result of the vote.

*	For purposes of this proposal, consistent with the 1940 Act, “a majority of the outstanding shares of common stock” is the lesser of: (i) 67% or more of our common stock present or represented by proxy at the Special Meeting if the holders of more than 50% of our outstanding common stock are present or represented by proxy, or (ii) more than 50% of our outstanding common stock.

Since banks, brokerage firms or other nominees do not have discretion to vote on Proposals 1, 3, 4 or 5, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Special Meeting and will not be counted as present for purposes of meeting the quorum requirement, and, if there is quorum, will have the effect of a vote against Proposal 3 and will have no effect on Proposal 4.

Householding

Mailings for multiple stockholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (annual reports, proxy statements, etc.) or other communications for all stockholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”). If you do not want to continue to receive combined mailings of the Company communications and would prefer to receive separate mailings of the Company communications, please contact the Company by telephone at (212) 596-3413 or by mail to Flat Rock Capital Corp., 1350 6th Avenue, 18th Floor, New York, New York 10019.

Voting

You may vote in person at the Special Meeting or by proxy in accordance with the instructions provided below. You may also authorize a proxy by telephone or through the Internet using the toll-free telephone number or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link. Stockholders of the Company are entitled to one vote for each Share held.

You may vote:

●	by Internet by going to https://www.myproxyonline.com\FlatRock;

●	by telephone by either dialing 1 (866) 437-4674 for automated voting or by dialing 1 (888) 368-0379 to speak to a proxy voting specialist at Saratoga Proxy Consulting LLC;

●	by attending the Special Meeting in person; or

●	by mail by signing, dating and returning the enclosed proxy card in the enclosed pre-paid return envelope, allowing sufficient time for the proxy card to be received on or before 10:00 a.m., Eastern Standard Time, on [__________], 2020.

The Company has enclosed with this proxy statement the Notice of Annual Meeting of Stockholders, the proxy card and the Company’s annual report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”). The proxy statement and the Annual Report are also available on the Company’s website at www.flatrockglobal.com. If you plan on attending the Special Meeting and voting your Shares in person, you will need to bring photo identification in order to be admitted to the Special Meeting.

Other Information Regarding This Solicitation

The Company will bear the portion of expenses related to the solicitation of proxies for the approval of Proposals 1 and 2, which would otherwise be considered at an annual meeting of stockholders, if such a meeting had been separately held. The Adviser will bear the portion of expenses related to the solicitation of proxies for the approval of Proposals 3, 4 and 5. These expenses include the proportionate cost of preparing, printing and mailing this proxy statement/prospectus, the accompanying Notice of Special Meeting of Stockholders, proxy card and the Annual Report.

In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or regular employees of the Company and its affiliates (without special compensation therefor). Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s directors and executive officers, and any persons holding more than 10% of its Shares, are required to report their beneficial ownership of Shares and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the fiscal year ended December 31, 2019, all Section 16(a) filing requirements applicable to such persons were timely filed.

No Appraisal Rights

Stockholders of the Company have no dissenters' or appraisal rights in connection with any of the proposals described.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth, as of August 11, 2020, information with respect to the beneficial ownership of the Company’s common stock by:

●	each person known to the Company to beneficially own more than 5% of the outstanding shares of its common stock;

●	each member of the Board and each executive officer of the Company; and

●	all of the members of the Board and executive officers of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no shares of common stock subject to options that are currently exercisable or exercisable within 60 days of August 11, 2020.

	Shares Beneficially Owned as of August 11, 2020
Name(1)	Number of Shares	Percentage of Outstanding Shares(2)
Beneficial Owners of More than 5%

Interested Director:
Robert K. Grunewald	120,000	4.0%
Independent Directors:
R. Scott Coolidge	—	—
Michael L. Schwarz(3)	—	—
Marshall H. Durston(4)	—	—
Executive Officers:
Richard A. Petrocelli	25,250	0.9%
All officers and directors as a group (4 persons)	145,250	4.9%

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Flat Rock Capital Corp., 1350 6th Avenue, 18th Floor, New York, New York 10019.
(2)	Percentage based on an aggregate of 2,966,744 shares of common stock issued and outstanding as of August 11, 2020.
(3)	Michael L. Schwarz resigned from the Board on August 14, 2020.
(4)	Marshall H. Durston was appointed to the Board on August 20, 2020.

The following table sets forth, as of August 11, 2020, the dollar range of the Company’s equity securities that are beneficially owned by each member of the Board.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Director:
Robert K. Grunewald	over $100,000
Independent Directors:
R. Scott Coolidge	None
Michael L. Schwarz(4)	None
Marshall H. Durston(5)	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned by the Company’s directors is based on the most recent offering price of $19.56 per share.

(3)	The dollar range of equity securities beneficially owned are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.
(4)	Michael L. Schwarz resigned from the Board on August 14, 2020.
(5)	Marshall H. Durston was appointed to the Board on August 20, 2020.

PROPOSAL 1. ELECTION OF DIRECTORS

At the Special Meeting, you and the other stockholders will vote on the election of all three members of the Board. Those persons elected will serve as directors until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The Board has nominated the following people for election as directors:

Robert K. Grunewald

R. Scott Coolidge

Marshall H. Durston

Each of the nominees for director is a current member of the Board. The principal occupation and certain other information about the nominees are set forth below. The Company is not aware of any family relationship among any of the nominees to become directors or any of the executive officers of the Company. Each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a director, except that such nominees have agreed to serve as directors of the Company, if elected.

If you return a properly executed proxy card, or if you authorize your proxy by telephone or over the Internet, unless you direct the proxies to withhold your votes, the individuals named as the proxies will vote your shares for the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for election, the Board may designate a substitute nominee, or fill the vacancy through a majority vote of the remaining directors (including a majority of the remaining independent directors if the vacancy relates to an independent director position). If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Directors, Executive Officers and Corporate Governance

Directors

Information regarding the Board and directors is set forth below. The Company has divided the directors into two groups — interested directors and independent directors. The address for each director is c/o Flat Rock Capital Corp., 1350 6th Avenue, 18th Floor, New York, New York 10019.

Name	Year of Birth	Director Since
Interested Director
Robert K. Grunewald(1)	1962	2017
Independent Directors
R. Scott Coolidge	1955	2017
Marshall H. Durston	1959	2020

(1)	Mr. Grunewald is viewed as an interested person of the Adviser, and consequently as an interested director, by virtue of his controlling position in Flat Rock Global.

Interested Director

Robert K. Grunewald. Robert K. Grunewald has served as President and Chief Executive Officer of the Company since its inception and as Chairman of the Board since May 2017. In addition, Mr. Grunewald serves as Chief Executive Officer of the Adviser. Mr. Grunewald is a trustee and Chief Executive Officer of Flat Rock Opportunity Fund, a continuously offered, non-diversified, closed-end management investment company that operates as an interval fund. Mr. Grunewald previously served as the President and Chief Investment Officer of Business Development Corp. of America (“BDCA”). During his tenure at BDCA, Mr. Grunewald grew the company from $2.5 million of assets under management to $2.5 billion. He also established the firm’s loan management systems as well as their policies and procedures. While at BDCA, Mr. Grunewald also founded AR Capital BDC Income Fund, the first open-end mutual fund dedicated to investing in the BDC sector.

Mr. Grunewald has over 25 years of experience with middle-market finance, BDCs and asset management. Within the finance industry, he has participated as a lender, investment banker, M&A advisor, private equity investor and hedge fund manager. As head of Financial Services M&A at NationsBank/Montgomery Securities from 1992 through 1997, Mr. Grunewald and his team completed numerous assignments for clients throughout the specialty finance industry. In 1997, Mr. Grunewald was recruited to lead the Specialty Finance Investment Banking Practice at what became Wachovia Securities. At Wachovia, Mr. Grunewald managed a number of high profile transactions, including initial public offerings and secondary offerings for some of the largest publicly-traded BDCs and finance companies including Capital Source, Ares Capital, American Capital Strategies, Allied Capital, and Gladstone Capital.

In 2006, Mr. Grunewald joined American Capital Strategies, or ACAS, a publicly-traded BDC and global asset manager. As head of the Financial Services Investment Practice from 2006 through 2009, Mr. Grunewald and his team focused on investment activity in the specialty finance, insurance, and asset management sectors. While at ACAS he founded two highly successful financial services companies: Core Financial Holdings, a diversified commercial finance company and asset-based lender, and American Capital Agency Corporation (NASDAQ: “AGNC”), a publicly traded mortgage REIT.

Mr. Grunewald holds an MBA from Georgia State University and a Bachelor of Business Administration from the University of Notre Dame.

The Company believes that Mr. Grunewald’s experience with middle-market finance, business development companies and asset management firms has provided Mr. Grunewald with the experience, skills and attributes necessary to effectively carry out the duties and responsibilities of a director and that Mr. Grunewald is a highly qualified member of the Company’s board of directors.

Independent Directors

R. Scott Coolidge. Mr. Coolidge has served on the Company’s board of directors since May 2017. Mr. Coolidge is also a trustee of Flat Rock Opportunity Fund. Mr. Coolidge has been a Partner at Human Capital Advisors, a company that provides human resource consulting services to corporations and boards of directors, since 2015. Prior to joining Human Capital Advisors, Mr. Coolidge served at Freddie Mac from 2003 through 2015 as a Senior Vice President and Vice President, providing strategic leadership in all dimensions of human resources including talent management, and setting compensation and benefit strategy. From 1993 through 2003, Mr. Coolidge was a Partner or Principal at Towers Perin managing the firm’s executive and employee compensation practices in the Southeast Region.

Mr. Coolidge holds a Certificate in Leadership Coaching from Georgetown University and a Bachelor of Arts from Harvard University.

The Company believes that Mr. Coolidge’s experience in strategic leadership and ability to develop and execute mission critical human resource initiatives, change management and strategic communications has provided Mr. Coolidge with the experience, skills and attributes necessary to effectively carry out the duties and responsibilities of a director and that Mr. Coolidge is a highly qualified member of the Company’s board of directors.

Marshall H. Durston. Since 2010, Mr. Durston has served as Managing Director of Spaulding & Slye Investments, a wholly owned subsidiary of Jones Lang LaSalle (“JLL”). In his capacity as Managing Director, he is responsible for the performance of a portfolio of properties valued at approximately $1 billion. From 2006 to 2010, prior to the acquisition of Spaulding and Slye Investments by JLL, he served as President of Spaulding & Slye Investments, and between 1983 and 2006 he served in various roles within the company, including Regional Director of the Mid-Atlantic Region and Chief Investment Officer.

Mr. Durston holds a B.A. in Economics from Dennison University. Mr. Durston also sits on the Board of Trustees of New Hope Housing, and the Bucknell University Advisory Board and Career Development Committee.

The Company believes that Mr. Durston’s leadership positions at JLL and his experience in capital markets and investing activities has provided him with the experience, skills and attributes necessary to effectively carry out the duties and responsibilities of a director and that Mr. Durston is a highly qualified member of the Company’s board of directors.

Executive Officers

The following persons serve as the Company’s executive officers in the following capacities:

Name	Year of Birth	Positions Held
Robert K. Grunewald	1962	President and Chief Executive Officer
Richard A. Petrocelli	1968	Chief Operating Officer, Chief Financial Officer, Chief Compliance Officer and Secretary

The address for each executive officer is c/o Flat Rock Capital Corp., 1350 6th Avenue, 18th Floor, New York, New York 10019.

Mr. Grunewald’s biography is provided under “Interested Director” above.

Executive Officers Who are Not Directors

Richard A. Petrocelli. Mr. Petrocelli has served as Chief Operating Officer and Chief Financial Officer since the Company’s inception and as Chief Compliance Officer since May 2017. Mr. Petrocelli is also the Chief Operating Officer, Chief Financial Officer and Chief Compliance Officer of Flat Rock Opportunity Fund. Previously, Mr. Petrocelli spent 16 years at Saratoga Partners, a middle market private equity firm, where he was Managing Director and chief financial officer. Additionally, he served as chief financial officer and chief compliance officer of Saratoga Partner’s publicly-traded business development company, Saratoga Investment Corp. (NYSE:SAR). Additionally, Mr. Petrocelli was responsible for sourcing and underwriting middle market private equity and debt investments during his tenure at Saratoga. Mr. Petrocelli also spent one year as CFO of two business development companies managed by Fifth Street Asset Management from July 2014 to July 2015. Mr. Petrocelli served as Vice President of Finance for Gabelli Asset Management from 1993 to 1998. At Gabelli, Mr. Petrocelli was responsible for financial reporting and analysis for Gabelli’s alternative asset management business, Gabelli Securities.

Mr. Petrocelli received his B.S.B.A. from Georgetown University and earned an M.B.A. from New York University’s Stern School of Business.

Committees of the Board of Directors

The Board has the following committees:

Audit Committee

The audit committee is composed entirely of independent directors. The audit committee is responsible for approving the Company’s independent registered public accounting firm, reviewing with the Company’s independent auditors the plans and results of the audit engagement, approving professional services provided by the Company’s independent registered public accounting firm, reviewing the independence of the independent auditors and reviewing the adequacy of the Company’s internal accounting controls. R. Scott Coolidge and Marshall H. Durston serve as the members of the audit committee. Mr. Durston serves as the chairman of the audit committee and has been designated as the audit committee financial expert. The audit committee met four times during 2019.

Valuation Committee

The valuation committee is composed entirely of independent directors. The valuation committee establishes guidelines and makes recommendations to the Board regarding the valuation of the Company’s loans and investments. The valuation committee is responsible for aiding the Board in fair value pricing of debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board and valuation committee use and intend to continue to utilize the services of one or more independent valuation firms to help them determine the fair value of these securities. Messrs. Coolidge and Durston serve as members of the valuation committee. Mr. Coolidge serves as the chairman of the valuation committee. The valuation committee did not separately meet during 2019.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is composed entirely of independent directors. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Company’s management. The nominating and corporate governance committee will consider stockholders’ proposed nominations for director; however, there are certain requirements that must be met in connection therewith. Messrs. Coolidge and Durston serve as the members of the nominating and corporate governance committee. Mr. Coolidge serves as the chairman of the nominating and corporate governance committee. The nominating and corporate governance committee did not meet during the year ended December 31, 2019.

Attendance at Board Meetings and the Annual Stockholder Meeting

The Board held four meetings during the fiscal year ended December 31, 2019. Each of the Company’s directors attended at least 75% of the aggregate total number of meetings of the Board held during the period for which he served as a director and of the aggregate total number of meetings held by all committees of the Board on which he served during the periods in which he served.

Board Leadership Structure; Independent Lead Director

The Board consists of three members, two of whom are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company or the Adviser. The Company refers to these individuals as independent directors. Members of the Board are elected annually at an annual meeting of stockholders. The Company is prohibited from making loans or extending credit, directly or indirectly, to its directors or executive officers under Section 402 of the Sarbanes-Oxley Act.

Robert K. Grunewald, who is not an independent director, serves as Chairman of the Board as well as President and Chief Executive Officer of the Company. The Board believes that while independent oversight of management is an important component of an effective board of directors, the most effective leadership structure for the Company at the present time is for Mr. Grunewald to serve as the principal executive officer of the Company and also serve as Chairman of the Board. The independent directors believe that because Mr. Grunewald is ultimately responsible for the day-to-day operation of the Company and for executing the Company’s strategy, and because the performance of the Company is an integral part of the Board’s deliberations, Mr. Grunewald is the director best qualified to act as Chairman of the Board. The Board retains the authority to modify this structure to best address the Company’s unique circumstances, and to advance the best interests of all stockholders, as and when appropriate. In addition, although the Board does not have a lead independent director, the Board believes that the current structure is appropriate, as the Company has no employees and is externally managed by the Adviser, whereby all operations are conducted by the Adviser or its affiliates.

The Board of Directors’ Role in Risk Oversight

The Board, in its entirety, plays an active role in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. Each committee of the Board plays a distinct role with respect to overseeing management of such risks:

●	Audit Committee: The audit committee oversees the management of enterprise risks. To this end, the audit committee meets at least annually (i) to discuss risk management guidelines, policies and exposures and (ii) with the Company’s independent registered public accounting firm to review the Company’s internal control environment and other risk exposures.

●	Valuation Committee: The valuation committee oversees the risks relating to the valuation of the Company’s assets and the fair value determinations by the Board. In fulfillment of this duty, the valuation committee meets separately or in conjunction with Board meetings at least quarterly to discuss the methodologies, inputs and assumptions used in the valuation of the Company’s assets and the risks attendant in such methodologies, inputs and assumptions.

●	Nominating and Corporate Governance Committee: The nominating and corporate governance committee manages risks associated with the independence of the Board and potential conflicts of interest.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the committees each report to the Board on a regular basis to apprise it regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.

Code of Ethics

The Company and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act of 1940, as amended, respectively, that establish procedures for personal investments and restricts certain transactions by personnel. The codes of ethics generally do not permit investments by the Company’s employees or employees of the Adviser in securities that may be purchased or held by the Company. The Company’s code of ethics is incorporated by reference herein. The Company’s code of ethics can be found at the Adviser’s website: www.flatrockglobal.com.

Director Compensation Table

The independent directors receive an annual fee of $1 plus reimbursement of any reasonable out-of-pocket expenses incurred in connection with their service on the Board. In addition, the chairman of the audit committee receives an annual fee of $1 and the chairman of each of the nominating and corporate governance committee and the valuation committee receive an annual fee of $1 for their additional services, if any, in these capacities. In addition, the independent directors will receive compensation for the in-person attendance of certain industry-related events and seminars in the amount of (1) $1 for each day of an external seminar, conference, panel, forum or other industry-related event that does not exceed four hours or (2) $1 for each day of an external seminar, conference, panel, forum or other industry-related event that exceeds four hours. In addition, the Company purchases directors’ and officers’ liability insurance on behalf of its directors and officers.

The Company does not pay compensation to its directors who also serve in an executive officer or interested director capacity.

The following table sets forth certain information with respect to director compensation during the fiscal year ended December 31, 2019:

Name	Fees Earned or Paid in Cash	All Other Compensation ($)	Total ($)
Robert K. Grunewald(1)	$—	$—	$—
R. Scott Coolidge	$1	$—	$1
Michael L. Schwarz(2)	$2	$—	$2
Marshall H. Durston(3)	$—	$—	$—

(1)	Directors who are also executive officers of the Company or executive officers of its affiliates do not receive compensation for services rendered as a director or reimbursements of travel expenses to attend board and audit committee meetings.
(2)	Mr. Schwarz resigned from the Board on August 14, 2020.
(3)	Mr. Durston was appointed to the Board on August 20, 2020.

Compensation of Executive Officers

None of the executive officers receive direct compensation from the Company. The Company does not currently have any employees and does not expect to have any employees in the foreseeable future. The services necessary for the operation of the Company’s business are provided to it by its officers and the employees of the Adviser pursuant to the terms of the Investment Advisory Agreement entered into between the Company and the Adviser (the “Current Advisory Agreement”) and the Administration Agreement entered into between the Company and the Adviser (the “Current Administration Agreement”).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE “FOR ALL” OF THE NOMINEES FOR ELECTION AS DIRECTORS.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Current Advisory Agreement

The Company has entered into the Current Advisory Agreement with the Adviser, which is controlled by Mr. Grunewald, the Company’s Chairman and Chief Executive Officer.

Under the terms of the Current Advisory Agreement, the Company pays the Adviser a base management fee (the “Management Fee”) and may also pay to it incentive fees (each, an “Incentive Fee”).

The Management Fee is calculated at an annual rate of 1.375% of the Company’s average gross assets as of the end of the two most recently completed quarters and is payable quarterly in arrears. The Management Fee for any partial month or quarter will be appropriately pro-rated.

The Incentive Fee consists of two parts: (i) a subordinated incentive fee on income and (ii) an incentive fee on capital gains. Each part of the Incentive Fee is outlined below.

The first part, which the Company refers to as the “subordinated incentive fee on income,” is calculated and payable quarterly in arrears based on 15% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter. The payment of the subordinated incentive fee on income is subject to payment of a preferred return to our investors each quarter, expressed as a quarterly rate of return on “adjusted capital” at the beginning of the most recently completed calendar quarter, of 1.5% (6% annualized) (“Preferred Return”), subject to a “catch up” feature. The calculation of the subordinated incentive fee on income for each quarter is as follows:

●	No incentive fee is payable to the Adviser in any calendar quarter in which pre-incentive fee net investment income does not exceed the Preferred Return;

●	100% of pre-incentive fee net investment income, if any, that exceeds the Preferred Return but is less than or equal to 1.764% in any calendar quarter (7.056% annualized) is payable to the Adviser. This portion of the subordinated incentive fee on income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 15% on all of the Company’s pre-incentive fee net investment income when pre-incentive fee net investment income reaches 1.764% (7.056% annualized) in any calendar quarter; and

●	15% of the amount of pre-incentive fee net investment income, if any, that exceeds 1.764% in any calendar quarter (7.056% annualized) is payable to the Adviser.

The subordinated incentive fee on income is subject to a total return requirement, which provides that no incentive fee in respect of pre-incentive fee net investment income is payable except to the extent that 15% of the cumulative net increase in net assets resulting from operations since commencement of operations on June 21, 2017 exceeds the cumulative incentive fees accrued and/or paid for the prior twelve quarters. In other words, any subordinated incentive fee on income that is payable in a calendar quarter is limited to the lesser of (i) 15% of the amount by which pre-incentive fee net investment income for such calendar quarter exceeds the 1.764% hurdle, subject to the “catch-up” provision and (ii) (x) 15% of the cumulative net increase in net assets resulting from operations since commencement of operations on June 21, 2017 minus (y) the cumulative incentive fees accrued and/or paid for the prior twelve quarters.

The second part of the incentive fee, referred to as the “incentive fee on capital gains,” provides for an incentive fee on capital gains earned on liquidated investments from the Company’s portfolio during operations prior to its liquidation and shall be determined and payable in arrears as of the end of each calendar year (or upon termination of the Current Advisory Agreement). This fee shall equal 15% of the Company’s incentive fee capital gains, which shall equal realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

Unless earlier terminated, the Current Advisory Agreement will remain in effect for a period of two years from its effective date and will remain in effect from year to year thereafter if approved annually by (i) the vote of the Board and (ii) the vote of a majority of the Independent Directors. The Current Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. The Current Advisory Agreement was last re-approved by the Board at an in-person Board meeting held on February 25, 2020.

Current Administration Agreement

The Company has entered into the Current Administration Agreement with the Adviser to serve as its Administrator. Pursuant to the Current Administration Agreement, the Adviser provides the Company with services such as accounting, financial reporting, legal and compliance support and investor relations support, necessary for it to operate or has engaged a third-party firm to perform some or all of these functions. The Company does not pay the Adviser any fees pursuant to the Current Administration Agreement. The Company reimburses the Adviser for administrative expenses it incurs as a result of providing these services.

Unless earlier terminated, the Current Administration Agreement will remain in effect for a period of two years from its effective date and will remain in effect from year to year thereafter if approved annually by (i) the vote of the Board and (ii) the vote of a majority of the Independent Directors. The Current Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. The Current Administration Agreement was last re-approved by the Board at an in-person Board meeting held on February 25, 2020.

Allocation of our Adviser’s Time

The Company relies to a significant degree on the Adviser to manage its day-to-day activities and to implement its investment strategy. The Adviser and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to the Company, including sharing senior management and investment personnel with the Adviser. For example, Mr. Grunewald and Mr. Petrocelli, who serves as Chief Financial Officer and Chief Compliance Officer, also serve as executive officers of Flat Rock Opportunity Fund, a publicly-registered closed-end fund that operates as an interval fund, which is managed by the Adviser. As a result of these activities, the Adviser, its employees and certain of its affiliates will have conflicts of interest in allocating their time between the Company and other activities in which they are or may become involved. Therefore, the Adviser, its personnel, and certain affiliates may experience conflicts of interest in allocating management time, services, and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to the Company. However, the Adviser believes that it and its affiliates have sufficient personnel to discharge fully their responsibilities to all activities in which they are involved.

Competition/Co-Investment

As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, the Company is not permitted to co-invest with the Adviser or its affiliates in transactions originated by the Adviser or its affiliates unless the Company obtains an exemptive order from the SEC.

In the absence of exemptive relief from the SEC, the Company intends to co-invest alongside the Adviser or its affiliates only in accordance with existing regulatory guidance. For example, at any time, the Company may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point.

AUDIT COMMITTEE REPORT

The audit committee operates under a written charter adopted by the Board. The audit committee is currently comprised of Mr. Durston and Mr. Coolidge. Mr. Schwarz served as chair of the Audit Committee during the year ended December 31, 2019 and through the date of his resignation on August 14, 2020. Management is responsible for the Company’s internal control over financial reporting and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with Standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the conformity of the Company’s financial statements to U.S. generally accepted accounting principles (“GAAP”). The audit committee’s responsibility is to monitor and oversee these processes. The audit committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Review with Management

The audit committee has reviewed, and discussed with management, the Company’s audited financial statements. Management has represented to the audit committee that the Company’s financial statements were prepared in accordance with GAAP.

Review and Discussion with Independent Registered Public Accounting Firm

The audit committee reviewed and discussed the Company’s audited financial statements with Cohen, the Company’s independent registered public accounting firm for the year ended December 31, 2019, with and without management present. The audit committee discussed the results of Cohen’s examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The audit committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s Principal Executive Officer and Principal Financial Officer that are required in periodic reports filed by the Company with the SEC. The audit committee concluded that the Company employs appropriate accounting and auditing procedures.

The audit committee also discussed with Cohen matters relating to Cohen’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by the Public Company Accounting Oversight Board Accounting Standard 16 (Communication with Audit Committees). In addition, the audit committee has discussed with Cohen its independence from management and the Company, as well as the matters in the written disclosures received from Cohen and required by Public Company Accounting Oversight Board Rule 3520 (Auditor Independence). The audit committee received a letter from Cohen confirming its independence and discussed it with them. The audit committee discussed and reviewed with Cohen the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of Cohen’s audits and all fees paid to Cohen during the fiscal year. The audit committee has adopted guidelines requiring review and pre-approval by the audit committee of audit and non-audit services performed by Cohen for the Company.

Conclusion

Based on the audit committee’s review and discussions with management and the independent registered public accounting firm referred to above, the audit committee’s review of the Company’s audited financial statements, the representations of management and the report of Cohen to the audit committee, the audit committee recommended to the board of directors that the audited financial statements as of and for the year ended December 31, 2019 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the SEC.

Respectfully Submitted,

The Audit Committee:

Michael L. Schwarz
R. Scott Coolidge

The material in this audit committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The second proposal is to ratify the selection of Cohen & Company, Ltd. (“Cohen”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Although not required by its bylaws or otherwise, the Board is submitting the appointment of Cohen to its stockholders for ratification as a matter of good corporate practice. If its stockholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will reconsider whether to retain Cohen, and may retain that firm or another firm without re-submitting the matter to stockholders. Even if stockholders ratify the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the Company’s best interests and the interests of its stockholders.

A representative of Cohen will be available to respond to appropriate questions from stockholders at the Special Meeting and will have the opportunity to make a statement if he or she desires to do so.

Principal Accountant Fees and Services

Cohen, an independent registered public accounting firm located at 1350 Euclid Ave., Suite 800 Cleveland, OH 44115, has served as the Company’s independent registered public accounting firm from April 18, 2019 to present.

KPMG LLP (“KPMG”), an independent registered public accounting firm located at 345 Park Avenue, New York, New York 10154, served as the Company’s independent registered public accounting firm from inception through April 17, 2019.

Independent Public Accountant’s Fees

Cohen and KPMG performed audit services for the Company for the years ended December 31, 2019 and December 31, 2018, respectively. Fees for professional services provided by Cohen and KPMG in 2019 and 2018 in each of the following categories are:

	2019	2018
Audit Fees	$127,500	$237,500
Audit-Related Fees	$—	$—
Tax Fees	$7,400	$—
All Other Fees	$—	$—
Total Fees:	$134,900	$237,500

“Audit Fees” relate to fees and expenses billed by KPMG and Cohen for the annual audits, including the audit of the Company’s financial statements, review of its quarterly financial statements and for comfort letters and consents related to stock issuances.

“Audit-Related Fees” relate to fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews and consultation concerning financial accounting and reporting standards.

“Tax Fees” relate to fees for all professional services performed by professional staff in the independent auditor’s tax division, except those services related to the audit of the Company’s financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the Internal Revenue Service and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.

“All Other Fees” relate to fees for any services not included in the above-described categories.

Pre-Approval Policies and Procedures

The audit committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permitted non-audit services for the Company. Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the audit committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is considered at regularly scheduled meetings of the audit committee. However, the audit committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibilities to pre-approve services performed by Cohen to management. All of the audit and permitted non-audit services described above for which Cohen billed the Company for the fiscal year ended December 31, 2019 were pre-approved by the audit committee.

On February 25, 2020, the Audit Committee engaged Cohen to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

During the fiscal year ended December 31, 2018 and the subsequent interim period through April 17, 2019, (i) the Company did not consult with Cohen as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s consolidated financial statements in any case where a written report or oral advice was provided to the Company that Cohen concluded was an important factor considered by the Company in reaching a decision as to such accounting, auditing or financial reporting issue; and (ii) the Company did not consult Cohen on any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

As previously disclosed in a Current Report on Form 8-K filed with the SEC on April 22, 2019, on April 17, 2019, the Company dismissed KPMG as its independent registered public accounting firm.

KPMG’s audit reports on the Company’s consolidated financial statements for the year ended December 31, 2018, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended December 31, 2018 and for the period from January 1, 2019 to April 17, 2019, there were no (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements for such years, or (2) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided KPMG with a copy of the foregoing disclosures. KPMG was provided with an opportunity to furnish to the Company a letter presenting its views, to the extent the above disclosures were believed to be incorrect or incomplete.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF COHEN

AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

PROPOSAL 3. APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION BY AND AMONG THE COMPANY AND THE FUND

I. SYNOPSIS

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement/Prospectus. Stockholders should read the entire Proxy Statement/Prospectus carefully.

Background

The Company commenced operations on June 21, 2017 and has operated as an externally managed, non-diversified closed-end management investment company that elected to be regulated as a BDC under the 1940 Act since such date.

At meetings of the Board held on February 25, 2020 and May 11, 2020, management of the Adviser initiated conversations with the Board about potentially converting the Company to an interval fund. As part of these preliminary discussions, the Adviser noted that it currently manages another interval fund, Flat Rock Opportunity Fund, and is familiar with the advantages and disadvantages associated with interval funds. A primary advantage of the structure of Flat Rock Opportunity Fund has been its ability to raise capital quickly and effectively because investors are able to purchase shares through distribution platforms rather than having to contact Flat Rock Opportunity Fund directly. The Company, on the other hand, is not a registered investment company and is a “private” BDC, meaning its shares are not “covered securities” as such term is defined by the National Securities Market Improvement Act, so it is unable to sell its shares through similar distribution platforms. Instead, in order to invest in the Company, stockholders are required to fill out and submit subscription agreements to the Company.

In addition, the Adviser noted that the business currently being conducted by the Company could be conducted under an interval fund structure with very few changes. While the Company received approval in order to reduce its asset coverage ratio to 150% as of May 30, 2019, the actual amount of leverage incurred by the Company has been substantially less than that and has generally been closer to the 300% limit applicable to registered investment companies.

Further, since initiating its share repurchase program, the Company has offered to repurchase up to 5% of the outstanding shares each quarter, consistent with what would be required if the Company were to convert to an interval fund.

Finally, the Adviser discussed the fees and expenses associated with each structure, noting that the overall costs would not be substantially different. For the Company, reporting costs are higher as a result of the additional review of the Company’s quarterly and annual reports on Form 10-Q and 10-K, respectively, by outside counsel and the Company’s auditors. In addition, as a Maryland corporation, the Company is required to hold annual meetings of stockholders, which would not be required if the Company converted to a Delaware statutory trust. On the other hand, interval funds value and price their shares on a daily basis, as opposed to monthly for the Company, which is an added cost if the Company were to convert to an interval fund. In addition, there are costs involved with having shares offered through various platforms that the Company is not currently bearing.

At these meetings, the Adviser indicated that, while it was considering converting the Company to an interval fund, no decision had been made and no approvals were being sought. However, at the May 11, 2020 Board meeting, the Board approved resolutions authorizing management to begin the process of preparing the necessary documentation in order to effect a transaction whereby the Company would convert to an interval fund and to set up a special meeting of the Board to formally approve the transaction, if the Adviser determined the transaction was in the best interests of the Company and its stockholders.

Following the May 11, 2020 board meeting, the Adviser determined that it was appropriate to seek approval from the Board to convert the Company to an interval fund. At a meeting held on June 10, 2020, the Adviser reiterated the advantages and disadvantages of the interval fund structure versus a BDC structure and asked the Board to approve an Agreement and Plan of Reorganization that would result in the transfer of the Company’s assets to a newly-formed Delaware statutory trust that would register as an investment company and operate as an interval fund. In return, the newly-formed entity would issue shares to the Company and assume all of the liabilities of the Company. The Company would then distribute the shares pro rata to its stockholders, and such stockholders would become shareholders of the newly-formed entity.

The Board was informed that approval of the Agreement and Plan of Reorganization required approval from the Company’ stockholders and, assuming stockholders approve the Agreement and Plan of Reorganization, the stockholders would also be asked to approve a proposal to withdraw the Company’s election as a BDC, as required by Section 58 of the 1940 Act.

The Board engaged in a discussion regarding the perceived benefits of the Company converting to an interval fund and determined that those benefits outweighed the potential disadvantages. In particular, the Board noted that the Company was increasingly finding it difficult to raise additional capital despite performance that exceeded many of its direct competitors. Based on discussions the Adviser had with financial intermediaries and RIAs whose clients held shares of the Company or Flat Rock Opportunity Fund, the Adviser communicated to the Board its belief that it would be able to raise capital more efficiently if the Company was structured as an interval fund and eligible to have its shares sold through certain large platforms. Following such discussion, the Board unanimously approved the Agreement and Plan of Reorganization and authorized the Company to prepare and file the necessary documentation to effect such transaction.

How the Reorganization will Work

●	The Company will transfer all of its assets to the Fund in exchange for Reorganization Shares and the assumption by the Fund of all of the Company’s liabilities.

●	The Fund will issue Reorganization Shares to the Company with an aggregate NAV equal to the aggregate value of the assets that it receives from the Company, less the liabilities it assumes from the Company. The Company will distribute Reorganization Shares to the stockholders of the Company in proportion to their holdings of the Company.

●	Reorganization costs will be borne by the Adviser.

●	The Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that stockholders of the Company will not and the Company generally will not recognize gain or loss as a direct result of the Reorganization, as described in more detail in the section entitled “Tax Status of the Reorganization.”

●	Stockholders of the Company will not pay any sales charge in connection with acquiring Reorganization Shares.

●	After the Reorganization is completed, stockholders of the Company will be shareholders of the Fund, and the Company ultimately will be liquidated.

Federal Tax Consequences of the Reorganization

The Reorganization is intended to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986. If the Reorganization so qualifies, in general, stockholders of the Company will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their shares of the Company’s stock for common shares of beneficial interest of the Fund pursuant to the Reorganization. Additionally, the Company will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization.

Prior to the closing of the Reorganization, the Company may, if required, declare a distribution to stockholders, which, together with all previous distributions, will have the effect of distributing to stockholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, and may include undistributed income or gains from prior years. This distribution, if any, will be taxable to stockholders, and such distribution by the Company will include any distributable, but undistributed, capital gains resulting from portfolio turnover prior to the Reorganization. As of the date of this Proxy Statement/Prospectus, the Company does not expect to make any accelerated distributions as a result of the Reorganization.

Fees and Expenses

Fee Table

The table below compares the fees and expenses of the Company and the anticipated expenses of the Fund. The Total Annual Expenses for the Company are based upon the Company’s expenses during the most recent fiscal year (ended December 31, 2019). The Fund has not yet commenced operations, and as such, its expenses are based upon estimated expenses for its first fiscal year, giving effect to the Reorganization.

	Company	Fund (Pro Forma)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)	None	None
Contingent Deferred Sales Charge	None	None
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees(1)	2.1%	2.1%
Incentive Fees	1.2%	1.2%
Interest Payments on Borrowed Funds(2)	3.0%	2.7%
Other Expenses(3)	1.3%	1.3%
Acquired Fund Fees and Expenses(4)	0.1%	0.1%
Total Annual Expenses	7.7%	7.4%
Fee Waiver and/or Expense Reimbursement	N/A	N/A
Total Annual Expenses (After Fee Waiver and/or Reimbursement)	7.7%	7.4%

(1)	The Company pays and the Fund intends to pay a management fee to the Adviser in an annual amount equal to 1.375% of average gross assets as of the end of the two most recently completed quarters, payable quarterly in arrears.

(2)	These expenses represent estimated interest payments the Fund expects to incur in connection with its expected borrowing during the current fiscal year. Additionally, the interest rate used is based on an estimate of applicable market rates and is subject to change.

(3)	The “Other Expenses” shown in the table are estimated based on average net assets of the Company for the current fiscal year.

(4)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These indirect costs may include performance fees paid to the acquired fund’s adviser or its affiliates. It does not include brokerage or transaction costs incurred by the acquired funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund. Therefore, amounts may not agree with the Fund’s financial highlights.

Expense Example

The following example is intended to help you compare the costs of investing in the Company and the Fund with the costs of investing in other funds. The example assumes you invest $1,000 in common stock of the Company and Reorganization Shares of the Fund for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends in the Company and the Fund, and that annual expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example	1 Year	3 Years	5 Years	10 Years
Company (Common Stock)	$76	$222	$360	$674
Fund (Shares of Beneficial Interest)	$71	$209	$341	$646

Summary Comparison of the Company and the Fund

The following comparison summarizes certain similarities and differences between the Company and the Fund. The Fund intends to pursue a substantially similar investment objective as historically conducted by the Company. If the Reorganization is consummated, the factors below relating to the Fund will apply.

	The Fund	The Company
Organization	The Fund is a Delaware statutory trust registered as a non-diversified, closed-end management investment company operating as an interval fund under the 1940 Act.	The Company is a Maryland corporation that is an externally managed, non-diversified, closed -end investment company that has elected to be regulated as a BDC under the 1940 Act.
Investment Objective	No change.	The preservation of capital while generating current income from debt investments and seeking to maximize the portfolio’s total return.
Investment Strategies	No material changes.

The Company seeks to achieve its investment objective by investing in a portfolio composed primarily of Senior Loans of U.S. middle-market companies and further by (i) accessing the established loan origination channels developed by the Company’s management team, (ii) selecting investments within the Company’s core middle-market focus, (iii) partnering with experienced private equity firms, or sponsors, in many cases with whom the Company’s management team has invested alongside in the past, (iv) implementing disciplined underwriting standards and (v) drawing upon the aggregate experience and resources of the Company’s management team. The Company expects that most of its Senior Loans will be made to borrowers with earnings before interest, taxes, depreciation and amortization, or EBITDA, of between $10 million and $75 million annually.

Adviser	Flat Rock Global, LLC	Flat Rock Global, LLC
Fiscal Year End	December 31	December 31
Investment Advisory Fee	1.375% of average gross assets as of the end of the two most recently completed quarters, payable quarterly in arrears.	1.375% of average gross assets as of the end of the two most recently completed quarters, payable quarterly in arrears.
Income Incentive Fee	15% of “pre-incentive fee net investment income,” if any, that exceeds 1.765% in any calendar quarter (7.056% annualized), subject to a catch up provision.

15% of “pre-incentive fee net investment income,” if any, that exceeds 1.765% in any calendar quarter (7.056% annualized), subject to a catch up provision.

The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income is payable except to the extent that 15.0% of the cumulative net increase in net assets resulting from operations for the prior twelve quarters exceeds the cumulative incentive fees accrued and/or paid for the prior twelve quarters.

Incentive Fee in Capital Gains	None. No capital gains incentive fee is permitted to be paid by a registered closed-end fund unless all investors of the fund are qualified clients.	15.0% of its aggregate cumulative realized capital gains from inception through the end of that year, computed net of the Company’s aggregate cumulative realized capital losses and the Company’s aggregate cumulative unrealized losses through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees.

Pursuant to Section 3(b)(ii) of the Investment Advisory Agreement, capital gains incentive fees are determined and payable upon termination of the agreement, which will occur upon completion of the Reorganization.

Key Differences between Delaware Statutory Trusts and Maryland Corporations

Delaware statutory trusts and Maryland corporations differ in certain respects. The following summary of these differences is qualified in its entirety by reference to the governing documents of the Fund and the Company.

	The Fund	The Company
Organizational Documents	Certificate of Trust, Declaration of Trust, and By-Laws Certificate of Trust is only public filing Amendments to Declaration of Trust do not require public filings	Articles of Incorporation and By-Laws Articles of Incorporation must be publicly filed Amendments to Articles of Incorporation must be publicly filed

Capital Structure

Unlimited number of authorized shares

Board of trustees may create new series or classes of beneficial interest without shareholder approval

Board of trustees may modify terms of existing series or classes of beneficial interest without shareholder approval

 No public filing required in connection with changes to capital structure

Articles of Incorporation provide for specified number of authorized shares, which board of directors may increase

Board of directors may create new series or classes of beneficial interest without stockholder approval

Board of directors may modify terms of existing series or classes of common stock without stockholder approval

Statute requires public filing of amendment to Articles of Incorporation reflecting changes to capital structure

Shareholder Meetings and Voting Rights

Declaration of Trust can be amended without shareholder approval, unless the particular issue requires shareholder approval under the 1940 Act

No statutory requirements with respect to record date, notice, quorum, or adjournment

Shareholders’ voting rights established by Declaration of Trust (i.e., there is no requirement to have an annual shareholder meeting)

Certain fund transactions, such as mergers, certain reorganizations, and liquidations, are subject to mandatory stockholder approval

Statute establishes certain record date, notice, quorum, and adjournment requirements

Statute mandates stockholder voting rights and requires annual stockholder meetings

Shareholder Liability	Limited by statute	Limited by statute
Directors/Trustees

Declaration of Trust establishes requirements for removal of a trustee

Declaration of Trust establishes trustees’ standard of conduct

Declaration of Trust can limit trustees’ liability, subject to public policy exceptions

Declaration of Trust may provide for broad indemnification of trustees and other persons

Statute mandates that directors can be removed with or without cause by majority stockholder vote

Statute requires directors to act in good faith

Articles of Incorporation can limit directors’ liability other than in cases where directors acted in bad faith or received an improper benefit

Directors may be indemnified absent acts of bad faith, deliberate dishonesty or improper personal benefit

Inspection Rights

Trustees determine whether and to what extent shareholders may inspect business records

Shareholders’ inspection rights remain subject to trustees’ discretion, irrespective of percent of shares held or length of period of ownership

Statute gives stockholders the right to inspect By-Laws, minutes, annual reports, and certain other corporate documents at a Maryland corporation’s principal office under certain circumstances

Shareholders who have held at least 5% of any class of shares for at least 6 months have the right to request and inspect other types of documents, including lists of shareholders

Dissolution and Termination	Trustees may dissolve trust upon written notice to shareholders	Dissolution requires stockholder approval

Comparison of Material Features of a Business Development Company and a Closed-End Registered Investment Company

There are many similarities and differences between a BDC and a closed end fund registered investment company that has elected to operate as an interval fund. Those similarities and differences are highlighted in the chart below.

	The Fund	The Company
Incentive Fees on Capital Gains

Only permitted if all investors are qualified clients, or as a fulcrum fee, which is an additional performance-based fee that provides for a proportionate increase or decrease in a base management fee depending on whether performance exceeds (or lags) a specific measurement point.

The Fund will not incur incentive fees on capital gains.

Permitted if based on realized gains calculated net of realized and unrealized losses.
Offering Expenses	FINRA Rule 2341 does not place a specific limit on overall offering expenses.	The Company’s offering is made pursuant to Rule 506 of Regulation D without the use of a broker-dealer and is not subject to FINRA rules on offering expenses.
Brokerage Commissions	FINRA Rule 2341 limits the amount to a range of 6.5% to 8.5%, based on whether the closed-end fund has rights of accumulation and volume discounts.	The Company’s offering is made pursuant to Rule 506 of Regulation D without the use of a broker-dealer and is not subject to FINRA rules on brokerage commissions.
Asset-Based Sales Charge	FINRA Rule 2341 limits to 0.75% of assets, but subject to the overall sales charge cap. Shares of the Fund will not be subject to asset-based sales charges.	The Company’s offering is made pursuant to Rule 506 of Regulation D without the use of a broker-dealer and is not subject to FINRA rules on underwriting compensation.
Shareholder Service Fees	FINRA Rule 2341 limits to 0.25% of assets, but not subject to commission cap and can be paid in perpetuity. Shares of the Fund will not be subject to shareholder service fees.	The Company’s offering is made pursuant to Rule 506 of Regulation D without the use of a broker-dealer and is not subject to FINRA rules on underwriting compensation.
Contingent Deferred Sales Load (CDSL)	Subject to overall commission limit of FINRA Rule 2341. Shares of the Fund will not be subject to CDSLs.	The Company’s offering is made pursuant to Rule 506 of Regulation D without the use of a broker-dealer and is not subject to FINRA rules on underwriting compensation.

Fundamental Policies	Fundamental policies may not be changed without approval of a “majority” of shareholders, as determined under the 1940 Act.	Fundamental policies not required to be adopted by BDCs.
Eligible Investments	Subject to fundamental and/or non-fundamental policies as may be adopted by a fund and disclosed in its prospectus.	At least 70% of assets must be invested in qualifying assets as set out in Section 55 of the 1940 Act.
Leverage	Asset coverage of 300% (i.e., up to 33 1/3% leverage)	Asset coverage of 150% (i.e., up to 66 2/3% leverage).
Management Assistance	Not required.	Required to make available significant managerial assistance to Eligible Portfolio Companies.
Custody Rule	Subject to Section 17(f) of 1940 Act and rules thereunder.	Subject to Section 17(f) of 1940 Act and rules thereunder.
Issuance of Warrants and Options	Not permitted.

Able to issue options, warrants, and rights to convert to voting securities to its officers, employees and board members.  Any issuance of derivative securities requires the approval of the company’s board of directors and authorization by the company’s shareholders. The company also may not issue derivative securities to its non-employee directors unless it first obtains an exemptive order from the SEC.

Fidelity Bond Requirement	Subject to Section 17(g) of 1940 Act and rules thereunder.	Subject to Section 17(g) of 1940 Act and rules thereunder.
Annual Meetings	Not required by Delaware Statutory Trust Act.	Required by Maryland state corporate law.
Board of Directors/Trustees	At least 40% of trustees must be independent; provided, however, that, in order to rely on certain rules on the 1940 Act, the majority of the board of trustees must be independent.	At least a majority of the board of directors must be independent.
Periodic Filings	Files periodic reports required by Section 30 of 1940 Act.	Files periodic reports required by Section 13 of the 1934 Act.
Shareholder Meeting to Elect Directors	At any time that less than half of directors were elected by shareholders.	Elected at each annual stockholder meeting.

Affiliated Transaction Rules	Governed by Section 17 of 1940 Act. Section 17 prohibits most transactions involving investment companies and their “affiliated persons,” as that term is defined in the 1940 Act.	Governed by Section 57 of 1940 Act. Section 57 is a substantially modified and less restrictive version of Section 17.
State Blue Sky Requirements	Shares are covered securities, and thus offering of shares are not subject to state regulation (other than notice and fee requirements). States are barred from reviewing closed end fund offerings.

Shares are covered securities, and thus offering of shares are not subject to state regulation (other than notice and fee requirements). States are barred from reviewing private offerings conducted pursuant to Regulation D.

Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks

The following comparison summarizes the differences in the investment objectives, principal investment strategies, and principal risks of the Company and the Fund. The investment objective of each of the Company and the Fund is not a fundamental policy and thus may be changed without notice or shareholder approval although there is no intention to do so. If the Reorganization is consummated, the investment objective, principal investment strategies, and principal risks of the Fund will apply.

Investment Objectives

The investment objective for the Fund and the Company are identical. The investment objective is the preservation of capital while generating current income from debt investments and seeking to maximize the portfolio’s total return.

Investment Strategy and Policies

The Fund	The Company	Differences

Investment Universe. Under normal market conditions, the Fund expects that substantially all of its investments will be in Senior Loans of U.S. middle-market companies with earnings before interest, taxes, depreciation and amortization, or EBITDA, of between $5 million and $75 million annually.

Investment Universe. Under normal market conditions, the Company expects that substantially all of its investments will be in Senior Loans of U.S. middle-market companies with earnings before interest, taxes, depreciation and amortization, or EBITDA, of between $10 million and $75 million annually. In compliance with 1940 Act requirements that relate to BDCs, a significant portion of the Company’s Senior Loan borrowers will be U.S.-based companies that (1) are privately-held, (2) have outstanding equity that only trades over-the-counter, (3) have less than $250 million in equity market capitalization, (4) are not in, or emerging from, bankruptcy, or (5) are unable to meet their obligations without material assistance from non-traditional providers of capital such as us.

No material differences. Although the Fund will not be subject to the requirement that 70% of its assets be in eligible portfolio companies, it expects its portfolio to continue to be largely comprised of investments in Senior Loans of U.S. companies.

Investment Criteria. Target businesses will typically exhibit some or all of the following characteristics:

●Annual EBITDA of $5 million to $75 million;

●Sustainable leading positions in their respective markets;

●Scalable revenues and operating cash flow;

●Experienced management teams with successful track records;

●Stable, predicable cash flows with low technology and market risks;

●A substantial equity cushion in the form of capital ranking junior to our investment;

●Low capital expenditures requirements;

●A North American base of operations;

●Strong customer relationships;

●Products, services or distribution channels having distinctive competitive advantages;

●Defensible niche strategy or other barriers to entry; and

●Demonstrated growth strategies

Investment Criteria. Target businesses will typically exhibit some or all of the following characteristics:

●Annual EBITDA of $10 million to $75 million;

●Sustainable leading positions in their respective markets;

●Scalable revenues and operating cash flow;

●Experienced management teams with successful track records;

●Stable, predicable cash flows with low technology and market risks;

●A substantial equity cushion in the form of capital ranking junior to our investment;

●Low capital expenditures requirements;

●A North American base of operations;

●Strong customer relationships;

●Products, services or distribution channels having distinctive competitive advantages;

●Defensible niche strategy or other barriers to entry; and

●Demonstrated growth strategies

No material differences.

Leverage. The Fund may not borrow funds, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

Leverage. The Company may employ leverage as market conditions permit and at the discretion of the Adviser, but in no event will leverage employed exceed the amount permitted by the 1940 Act, which, beginning on May 30, 2019, is generally 67% of the value of the Company’s assets (i.e. a 2:1 debt to equity ratio).	The Fund will be subject to increased limits on leverage. However, the Company historically has not borrowed funds significantly in excess of the limits that the Fund will be subject to.

Senior Securities. The Fund may not issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33 1/3% of the value of the Fund’s total assets or, if the class of senior security is preferred shares, to no more than 50% of the value of the Fund’s total assets).

Senior Securities. The Company may not issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33 1/3% of the value of the Company’s total assets or, if the class of senior security is preferred shares, to no more than 50% of the value of the Company’s total assets).	No material differences.

Concentration. The Fund may not invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of industries, except securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers). For purposes of this restriction, in the case of investments in loan participations between us and a bank or other lending institution participating out the loan, we will treat both the lending bank or other lending institution and the borrower as “issuers.”

	Concentration. No policy.	The Fund may not concentrate in a particular industry or group of industries. The Company did not have such limitations.
Liquidity of Shares. The Fund will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Prospectus), or the next business day if the 14th day is not a business day.	Liquidity of Shares. Since the commencement of its share repurchase program, and except for the second quarter of 2020, the Company has offered, on a quarterly basis, to repurchase up to 5% of total shares of its common stock outstanding. All repurchase offers have been at the discretion of the Board.	The Fund will adopt, consistent with the requirements of Rule 23c-3 under the 1940 Act, a fundamental policy of offering to repurchase at least 5% of the outstanding shares of the Fund on a quarterly basis. The Company is not obligated to offer any periodic liquidity.

Risks of the Funds

The Company and the Fund are closed-end management investment companies designed primarily as long-term investments and not as trading vehicles. The Company and the Fund are not intended to be complete investment programs and, due to the uncertainty inherent in all investments, there can be no assurance that the Company and the Fund will achieve their investment objectives.

The Fund is newly organized, and its shares have no history of public trading. In addition, investors should understand that:

●	Like the Company, the Fund does not currently intend to list its shares on any securities exchange;

●	As is the case with the Company’s shares, there is no secondary market for any of the Fund’s shares, and the Fund does not expect that such a market will develop at this time; and

●	While the Fund offers periodic liquidity, your investment in the Fund will be illiquid.

Before voting to approve the Reorganization, which will result in you owning shares in the Fund, you should consider the following factors, all of which also apply to your ownership of shares of the Company:

●	You may not have full access to the money you invest for an extended period of time;

●	You may not be able to sell your shares at the time of your choosing regardless of how the Fund performs.

●	Because you may not be able to sell your shares at the time of your choosing, you may not be able to reduce your exposure in a market downturn.

●	An investment in the Fund may not be suitable for investors who may need the money they invested in a specified timeframe.

●	The amount of distributions that the Fund may pay, if any, is uncertain.

●	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors. All or a portion of a distribution may consist of a return of capital. Because a return of capital may reduce a shareholder’s tax basis, it will increase the amount of gain or decrease the amount of loss on a subsequent disposition of the shareholder’s shares.

The Fund has not, as of the date of this Proxy Statement/Prospectus, commenced operations. The initial assets of the Fund will be entirely composed of the assets of the Company if the Reorganization is approved.

Comparison of Principal Risks

Although the Company and the Fund may describe them somewhat differently, many of the principal risks associated with investments in the Company and the Fund are similar because they have identical investment objectives and substantially similar principal investment strategies and investment policies. The actual risks of investing in the Company and the Fund depend on the securities held in each fund’s portfolio and on market conditions, both of which change over time. The Fund and the Company are subject to the principal risks as summarized below, and if the Reorganization is consummated, the risks of the Fund will remain in effect. For purposes of this section, the Fund and the Company are referred to as the “Funds”. A more detailed description of each risk is located in “Section III – Additional Information about the Fund and the Company”:

●	An investment in the Funds involves the risk of possibly losing the entire principal amount invested in the Fund due to unpredictable market conditions.

●	The amount of any distributions the Funds may pay is uncertain. Distributions to shareholders may exceed earnings, particularly during the period before the Funds have substantially invested the net proceeds from its offering.

●	A significant portion of the Funds’ portfolios will be recorded at fair value as determined in good faith by their board, with the assistance of one or more third-party valuation firms and/or pricing services, and, as a result, there will be uncertainty as to the value of their portfolio investments.

●	The boards may change certain of the operating policies and strategies of the Funds without prior notice or shareholder approval, the effects of which may be adverse.

●	The Adviser and its affiliates may face conflicts from other investment vehicles managed by the Adviser. As a result, senior management and investment personnel may share their time with these other vehicles and the Funds may have to compete with these other vehicles for investment opportunities generated by the Adviser. The conflicts also include compensation arrangements, time constraints and competition for investments, which senior management of the Funds will attempt to resolve in a fair and equitable manner but which may result in actions that are not in your best interests.

●	The Adviser depends on the efforts, skills, reputations and business contacts of its key personnel and the loss of the services of any of them could have a material adverse effect on the Funds and could harm the Adviser’s ability to manage the Funds.

●	The potential for the Adviser to earn income incentive fees under the Current Advisory Agreement with the Company or the proposed investment advisory agreement between the Fund and the Adviser (the “New Advisory Agreement”) may create an incentive for the Adviser to enter into investments that are riskier or more speculative than would otherwise be the case.

●	The Company has entered into a credit facility that provides for a $35.0 million revolving line of credit (the “Facility”), which allows it to borrow funds to make investments. If the Reorganization is completed, the Facility will be assigned to the Fund. As a result, the Funds are exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, thereby increasing the risks associated with investing in the Funds’ securities. Moreover, any assets acquired with leverage will be subject to management fees payable to the Adviser; thus, the Adviser may have an incentive to increase portfolio leverage in order to earn higher management fees.

●	The Funds’ business could be adversely affected in the event it defaults under the Facility or any future credit or other borrowing facility.

●	Portfolio companies of the Funds may consider investing in debt that ranks equally with, or senior to, some of the Funds’ investments in such companies.

●	Because there is no public trading market for shares and the Funds are not obligated to effectuate a liquidity event by a specified date, it may be difficult for you to sell your shares.

●	The Funds intend to achieve their investment objectives by investing in a diversified portfolio composed primarily of securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk” or “junk bonds,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

●	The Funds may engage in active and frequent trading of Senior Loans, which could result in a relatively high portfolio turnover rate and a more volatile NAV per share, as well as increased transactions and execution costs.

●	The Funds are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on their investments.

●	Disasters, instability in the Middle East, spread of infectious disease, including COVID-19, or other public health issues, and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide.

●	As a result of the annual distribution requirement to qualify as a RIC, the Funds will likely need to continually raise cash or make borrowings to fund new investments. At times, these sources of funding may not be available to the Funds on acceptable terms, if at all.

●	The failure in cyber security systems, as well as the occurrence of events unanticipated in the Funds’ disaster recovery systems and management continuity planning could impair their ability to conduct business effectively.

●	Each Fund intends to qualify as a RIC but may fail to do so. Such failure would subject such Fund to U.S. federal income tax on all of its income, which would have a material adverse effect on its financial performance.

●	As “non-diversified” funds under the 1940 Act, the Funds may be more susceptible than diversified funds to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Principal Risks of the Company

Some of the principal risks applicable only to the Company are listed below and are related to the Company’s election to be regulated as a BDC.

●	Recent legislation allows the Company to incur additional leverage. As a result of complying with the terms of the Small Business Credit Availability Act (the “SBCAA”), as of May 30, 2019, the Company is able to incur leverage up to a 2:1 debt to equity ratio, or a reduction in our asset coverage ratio from 200% to 150%. The use of leverage, such as borrowing money to purchase securities, by the Company will magnify the Company’s gains or losses.

●	The purchase price for the Company’s shares is determined at each closing date and equals the most recent quarterly net asset value per share reported in its periodic reports filed with the SEC, adjusted, if necessary, to reflect material changes in the values of its investments, determined within 48 hours of the applicable closing. As a result, your purchase price may be higher than the prior closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior closing price.

●	The failure of the Company to invest a sufficient portion of its assets in qualifying assets could result in its failure to maintain its status as a BDC. As a BDC, the Company may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of its total assets are qualifying assets. Therefore, the Company may be precluded from investing in what it believes are attractive investments if such investments are not qualifying assets. If the Company fails to invest a sufficient portion of its assets in qualifying assets, it could lose its status as a BDC, which could have a material adverse effect on its business, financial condition and results of operations. Similarly, these rules could prevent the Company from making additional investments in existing portfolio companies, which could result in the dilution of its positions, or could require it to dispose of investments at an inopportune time to comply with the 1940 Act. If the Company were forced to sell non-qualifying investments in its portfolio for compliance purposes, the proceeds from such sales could be significantly less than the current value of such investments.

●	One of the Company’s potential exit strategies is to list its shares for trading on a national exchange, and shares of publicly traded closed-end investment companies frequently trade at a discount to their NAV. In such case, the Company would not be able to predict whether its common stock would trade above, at or below NAV. This risk is separate and distinct from the risk that its NAV per share may decline.

Principal Risks of the Fund

Some of the principal risks applicable only to the Fund are listed below and are related to the Fund’s operation as an interval fund.

●	The Fund is a closed-end investment company with no history of operations. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

●	Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the it otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. If the Fund borrows to finance repurchases, interest on any such borrowings will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing its expenses and reducing net investment income. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares.

Comparison of Service Providers

A comparison of the service providers for the Fund and the Company is set forth below:

	The Fund	The Company
Investment Adviser	Flat Rock Global, LLC	Flat Rock Global, LLC
Distributor	ALPS Distributors, Inc.	Not Applicable
Administrator	ALPS Fund Services, Inc.	Flat Rock Global, LLC
Custodian	U.S. Bank	U.S. Bank
Transfer Agent	DST Systems, Inc.	DST Systems, Inc.
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Cohen & Company, Ltd.

Comparison of Purchase, Redemption, Distribution and Exchange Policies and Other Shareholder Transactions and Services

After the Reorganization, stockholders of the Company will hold shares of beneficial interest of the Fund. Therefore, a stockholder who owns shares of the Company will, immediately after the Reorganization, hold an equal total dollar amount of equivalent shares of the Fund. Accordingly, many of the purchase, distribution, and share repurchase policies as well as other shareholder transactions and services applicable to a stockholder’s shares of the Company will no longer apply. Unlike the Company, the Fund has adopted a fundamental policy to make quarterly repurchase offers at NAV, of no less than 5% of the shares outstanding, though there is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. While the Company generally provided for repurchases of up to 5% of outstanding shares through quarterly tender offers, such tender offers are discretionary and are not made pursuant to a fundamental policy changeable only by stockholder vote.

No sales charges, sales loads, or redemption fees will be imposed in connection with the exchange of shares in the Reorganization. As part of the Reorganization, systematic transactions (such as bank authorizations) currently set up for your Company account may be transferred to your new Fund account. Please contact your financial intermediary for additional details.

The Fund has an “opt out” distribution reinvestment program such that when the Fund declares a dividend or other distribution, shareholders’ cash distributions will be reinvested automatically in additional shares of the Fund, unless they specifically “opt out” of the dividend reinvestment plan, so as to receive cash dividends or other distributions. Shareholders who do not wish to have distributions automatically reinvested should notify DST Systems, Inc., the Fund’s transfer agent (the “Transfer Agent”), in writing at [__________]. Such written notice must be received by the transfer agent 30 days prior to the record date of the distribution or the shareholder will receive such distribution in shares through the distribution reinvestment policy.

II. ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Reorganization and Securities Issued

The Board of Directors of the Company has approved the Agreement. While shareholders are encouraged to review the Agreement, which is included as Exhibit A to this Proxy Statement/Prospectus, the following is a summary of the material terms of the Agreement:

●	The Reorganization is expected to occur before October 31, 2020, subject to approval by stockholders of the Company, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals, the Reorganization may happen at any time agreed to by the Company and the Fund.

●	The Company will transfer all of its assets to the Fund and, in exchange, the Fund will assume all of the Company’s liabilities and will issue Reorganization Shares to the Company. The value of the Company’s net assets, as well as the number of Reorganization Shares to be issued to the Company, will be determined in accordance with the Company’s valuation procedures (the Fund is expected to adopt identical valuation procedures). The Reorganization Shares will have an aggregate NAV on the business day immediately preceding the closing of the Reorganization equal to the value of the assets received from the Company, less the liabilities assumed by the Fund in the transaction. The Reorganization Shares will immediately be distributed to Company stockholders in proportion to their holdings of shares of the Company, in liquidation of the Company. As a result, shareholders of the Company will become shareholders of the Fund. No stockholders of the Company will pay any sales charge in connection with its Reorganization.

Tax Status of the Reorganization

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368(a)(1)(F) of the Code. As a condition to the closing of the Reorganization, the Company and the Fund will receive an opinion from Thompson Hine LLP (which opinion will be subject to certain qualifications made by the Company and the Fund) substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, generally for U.S. federal income tax purposes:

●	The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Company and the Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code.

●	No gain or loss will be recognized by the Company upon the transfer of all of its assets to the Fund in exchange solely for the Reorganization Shares and the assumption by the Fund of all of the Company’s liabilities, or upon the distribution of the Reorganization Shares by the Company to its shareholders in complete liquidation of the Company.

●	No gain or loss will be recognized by the Fund upon the receipt by it of all of the assets of the Company in exchange solely for the Reorganization Shares and the assumption by the Fund of the liabilities of the Company.

●	The adjusted tax basis of the assets of the Company received by the Fund will be the same as the adjusted tax basis of such assets to the Company immediately prior to the Reorganization.

●	The holding period of the assets of the Company received by the Fund will include the holding period of those assets in the hands of the Company immediately prior to the Reorganization.

●	No gain or loss will be recognized by the shareholders of the Company upon their exchange of the Company’s shares for the Reorganization Shares (including fractional shares to which they may be entitled).

●	The aggregate adjusted tax basis of the Reorganization Shares received by each shareholder of the Company (including fractional shares to which they may be entitled) pursuant to the Reorganization will be the same as the aggregate tax basis of the Company shares held by such Company shareholder immediately prior to the Reorganization.

●	The holding period of the Reorganization Shares received by the shareholders of the Company (including fractional shares to which they may be entitled) will include the holding period of the Company shares surrendered in exchange therefor, provided that the Company shares were held as a capital asset as of the Closing of the Reorganization.

●	The Fund will succeed to and take into account the tax attributes of the Company described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. In particular, under the applicable Treasury Regulations, the Fund will be treated for purposes of Section 381 of the Code just as the Company would have been treated if there had been no reorganization, and the taxable year of the Company will not end on the date of the Reorganization merely because of the Closing of the Reorganization.

The opinion will be based on certain factual certifications made by the officers of the Company and the Fund and will also be based on customary assumptions. Opinions of counsel are not binding upon the Internal Revenue Service (the “IRS”) or the courts. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a stockholder of the Company would recognize a taxable gain or loss for U.S. federal income tax purposes equal to the difference between its tax basis in its Company shares and the fair market value of the Reorganization Shares it received. Shareholders of the Company should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.

Costs of the Reorganization

All costs of the Reorganization, including, but not limited to, fees paid to governmental authorities for the registration or qualification of the Fund shares to be issued in the Reorganization and all transfer agency costs related to such shares, all fees and expenses related to printing and mailing communications to the Company  stockholders and all of the other expenses of the Reorganization including, without limitation, accounting, legal and custodial expenses, will be borne by the Adviser. These expenses are estimated to be approximately $100,000.

Should the Reorganization fail to occur, the Adviser will bear all costs associated with the Reorganization.

Based on the operating expense ratios shown in the Fees and Expenses section above for the Fund, it is projected that the expenses of the Company will not increase after the Reorganization.

Accounting Survivor

The Fund will be the accounting survivor upon the close of the Reorganization.

Reasons for the Reorganization

At meetings of the Board held on February 25, 2020 and May 11, 2020, management of the Adviser initiated conversations with the Board about potentially converting the Company to an interval fund. As part of these preliminary discussions, the Adviser noted that it currently manages another interval fund, Flat Rock Opportunity Fund, and is familiar with the advantages and disadvantages associated with interval funds. A primary advantage of the structure of Flat Rock Opportunity Fund has been its ability to raise capital quickly and effectively because investors are able to purchase shares through distribution platforms rather than having to contact Flat Rock Opportunity Fund directly. The Company, on the other hand, is not a registered investment company and is a “private” BDC, meaning its shares are not “covered securities” as such term is defined by the National Securities Market Improvement Act, so it is unable to sell its shares through similar distribution platforms. Instead, in order to invest in the Company, stockholders are required to fill out and submit subscription agreements to the Company.

In addition, the Adviser noted that the business currently being conducted by the Company could be conducted under an interval fund structure with very few changes. While the Company received approval in order to reduce its asset coverage ratio to 150% as of May 30, 2019, the actual amount of leverage incurred by the Company has been substantially less than that and has generally been closer to the 300% limit applicable to registered investment companies.

Further, since initiating its share repurchase program, the Company has offered to repurchase up to 5% of the outstanding shares each quarter, consistent with what would be required if the Company were to convert to an interval fund.

Finally, the Adviser discussed the fees and expenses associated with each structure, noting that the overall costs would not be substantially different. For the Company, reporting costs are higher as a result of the additional review of the Company’s quarterly and annual reports on Form 10-Q and 10-K, respectively, by outside counsel and the Company’s auditors. In addition, as a Maryland corporation, the Company is required to hold annual meetings of stockholders, which would not be required if the Company converted to a Delaware statutory trust. On the other hand, interval funds value and price their shares on a daily basis, as opposed to monthly for the Company, which is an added cost if the Company were to convert to an interval fund. In addition, there are costs involved with having shares offered through various platforms that the Company is not currently bearing.

At these meetings, the Adviser indicated that, while it was considering converting the Company to an interval fund, no decision had been made and no approvals were being sought. However, at the May 11, 2020 Board meeting, the Board approved resolutions authorizing management to begin the process of preparing the necessary documentation in order to effect a transaction whereby the Company would convert to an interval fund and to set up a special meeting of the Board to formally approve the transaction, if the Adviser determined the transaction was in the best interests of the Company and its stockholders.

Following the May 11, 2020 board meeting, the Adviser determined that it was appropriate to seek approval from the Board to convert the Company to an interval fund. At a meeting held on June 10, 2020, the Adviser reiterated the advantages and disadvantages of the interval fund structure versus a BDC structure and asked the Board to approve an Agreement and Plan of Reorganization that would result in the transfer of the Company’s assets to a newly-formed Delaware statutory trust that would register as an investment company and operate as an interval fund. In return, the newly-formed entity would issue shares to the Company and assume all of the liabilities of the Company. The Company would then distribute the shares pro rata to its stockholders, and such stockholders would become shareholders of the newly-formed entity.

The Board was informed that approval of the Agreement and Plan of Reorganization required approval from the Company’ stockholders and, assuming stockholders approve the Agreement and Plan of Reorganization, the stockholders would also be asked to approve a proposal to withdraw the Company’s election as a BDC, as required by Section 58 of the 1940 Act.

The Board engaged in a discussion regarding the perceived benefits of the Company converting to an interval fund and determined that those benefits outweighed the potential disadvantages. In particular, the Board noted that the Company was increasingly finding it difficult to raise additional capital despite performance that exceeded many of its direct competitors. Based on discussions the Adviser had with financial intermediaries and RIAs whose clients held shares of the Company or Flat Rock Opportunity Fund, the Adviser communicated to the Board its belief that it would be able to raise capital more efficiently if the Company was structured as an interval fund and eligible to have its shares sold through certain large platforms. Following such discussion, the Board unanimously approved the Agreement and Plan of Reorganization and authorized the Company to prepare and file the necessary documentation to effect such transaction.

Rights of Security Holders

Differences Between a Delaware Statutory Trust and a Maryland Corporation

Investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Maryland corporations. Under Delaware statutory trust law, investment companies are able to simplify their operations by reducing administrative burdens. For example, Delaware law allows a Delaware statutory trust to file a one-page Certificate of Trust with the State of Delaware, which rarely needs to be amended. In contrast, Maryland corporations must file any amendments or supplements to their articles of incorporation with the Maryland Secretary of State (for example, to increase the amount of authorized shares of stock or to designate and create additional classes or series of shares). Such filings and any related filing fees are not required in Delaware.

Funds organized as Delaware statutory trusts also have greater flexibility in structuring shareholder voting rights and shareholder meetings. For example, under Maryland law, and the Company’s Articles of Incorporation, certain fund transactions, such as mergers, certain reorganizations and liquidations, are subject to mandatory shareholder votes, some of which may require a super-majority vote. The Delaware Statutory Trust Act (“DSTA”) allows a fund to provide in its governing documents, and the Fund has specified in its Declaration of Trust, that each of these types of transactions may go forward with only trustee approval; all are subject, however, to any special voting requirements of the 1940 Act. Finally, Maryland corporate law imposes more stringent record date, notice, quorum and adjournment provisions than the DSTA, which may cause shareholder meetings to be more costly and may make obtaining any necessary shareholder approvals more difficult.

Finally, Delaware has a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to a Delaware statutory trust. This could benefit a Delaware statutory trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the Delaware statutory trust’s governing instruments less likely or, if litigation should be initiated, less burdensome or expensive.

Below is a chart outlining some of the other differences between the Company’s Articles of Incorporation and Bylaws, and the Fund’s Declaration of Trust and Bylaws.

	The Fund (Delaware Statutory Trust)	The Company (Maryland Corporation)
Governance	Operations are governed by its Declaration of Trust and its Bylaws. Business and affairs are managed under supervision of Board of Trustees.	Operations are governed by Articles of Incorporation and its Bylaws. Business and affairs are managed under the supervision of the Board of Directors.
Voting Rights-Quorum

Except when a larger quorum is required by applicable law, by the By-Laws or by this Declaration of Trust, thirty-three and one-third percent (33-1/3%) of the Shares present in person or represented by proxy and entitled to vote at a Shareholders’ meeting shall constitute a quorum at such meeting.

At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum.
Shareholder Meetings	There is no requirement to have annual shareholder meetings.	The MGCL mandates annual stockholder meetings
Shareholder Liability	Shareholders of the Fund shall be entitled to the same limitation of personal liability extended to stockholders of a private corporation organized for profit under the general corporation law of the State of Delaware.

No stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of being a stockholder, nor shall any stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company’s assets or the affairs of the Company by reason of being a stockholder.

Director Election and Appointment	Trustees are appointed by the Board, and the Declaration of Trust does not mandate shareholder election of Trustees beyond 1940 Act requirements.	Each director must be voted on by stockholders when initially appointed, and annually thereafter.

Director/Trustee Removal

Each Trustee shall serve during the continued lifetime of the Fund until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. The Board of Trustees, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees or remove any Trustee with or without cause. Shareholders shall have the power to remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder.

Each director shall hold office for one year, until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal. Directors may be elected to an unlimited number of successive terms. Subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any director, or the entire board of directors, may be removed from office at any time, but only by the affirmative vote of stockholders entitled to cast at least a majority of all the votes entitled to be cast generally in the election of directors.

Directors/Trustee Liability

To the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Act, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Fund; any Investment Adviser or Principal Underwriter of the Fund; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Fund, out of the Fund Property, shall indemnify, defend and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a Person serves as a Trustee or officer of the Fund whether or not such Person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing herein contained shall indemnify, hold harmless or protect any officer or Trustee from or against any liability to the Fund or any Shareholder to which such Person would otherwise be subject by reason of willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person’s office.

A director of a Maryland corporation who performs his or her duties in accordance with certain standards of conduct is generally immune from liability. A director shall perform his or her duties: (1) in good faith; (2) in a manner he or she reasonably believes to be in the best interests the corporation; and (3) with the care that an ordinarily prudent person in a like position would use under similar circumstances. As required under the 1940 Act, no provision of the Corporation’s governing documents shall be effective to protect or purport to protect any director or officer of the Corporation against liability to the Corporation or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Shareholder Inspection Rights

A shareholder may inspect certain information as to the governance and affairs of the Fund for any purpose reasonably related to the shareholder’s interest as a shareholder. However, reasonable standards governing the information and documents to be furnished and the time and location of furnishing them (including limitations as to regular business hours) may be established.

The Board may keep confidential from shareholders for a reasonable period of time any information that the Board or the officer reasonably believes to be in the nature of trade secrets or other information that the Board or the officer in good faith believes: (1) would not be in the best interests of the trust to disclose; (2) could damage the respective trust; or (3) that the respective trust is required by law or by agreement with a third party to keep confidential.

A stockholder of the Company may, during normal business hours, inspect and copy the by-laws, minutes, annual reports and certain other corporate documents on file at the fund’s principal office. Any person who has held at least five percent (5%) of any class of the Company’s stock for at least six (6) months is entitled to request certain other documents relating to the Company’s affairs. The Company shall prepare and make such information available within twenty (20) days after a qualifying shareholder request is made.
Derivative Actions

In addition to the requirements set forth in Section 3816 of the Delaware Act, a Shareholder may bring a derivative action on behalf of the Fund with respect to a Series or class only if the following conditions are met: (i) the Shareholder must make a pre-suit demand upon the Trustees to bring the subject action; and (ii) Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim.

A derivative action may be brought by a stockholder if a demand upon the board of directors to bring the action is improperly refused or if a request upon the board of directors would be futile.
Indemnification	The Declaration of Trust provides broad indemnification of trustees and other persons.	The Articles of Incorporation provides broad indemnification of directors and other persons.
Appraisal Rights	In certain extraordinary transactions, some jurisdictions provide the right to dissenting shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Declaration of Trust provides that shares shall not entitle shareholders to appraisal rights.

In certain extraordinary transactions, the Maryland General Corporation Law (“MGCL”) provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act, as permitted by the MGCL, and similar rights in connection with a proposed roll-up transaction, the Company’s charter provides that stockholders will not be entitled to exercise appraisal rights.

Amendments to Governing Documents	The Declaration of Trust may be amended or restated at any time by an instrument in writing signed by a majority of the then Board of Trustees, without shareholder approval, unless the particular issue requires shareholder approval under the 1940 Act.	The Board may recommend amendments to the Company’s charter and any amendment to the charter must be approved by the affirmative vote of the holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter, except when such amendment is excluded from the stockholder vote requirement by the MGCL or the charter.

Existing and Pro Forma Capitalization

The following table shows the capitalization as of [    ], 2020 for the Company, and the Fund’s pro forma capitalization as of [    ], 2020 after giving effect to the acquisition of the assets and liabilities of the Company at NAV as of that date. The pro forma capitalization information assumes that the Reorganization was consummated on [    ], 2020 and is for information purposes only. No assurance can be given as to how many shares of the Fund will be received by the shareholders of the Company on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Fund that actually will be received on or after such date.

	Existing Company Shares	Pro Forma Fund Shares
Net Assets
Shares Outstanding
Net Asset Value Per Share

III. ADDITIONAL INFORMATION ABOUT THE FUND

THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company that is registered as an investment company under the 1940 Act and operates as an interval fund. As such, the Fund is required to comply with certain regulatory requirements. The Fund is externally managed by the Adviser, which oversees the management of its activities and is responsible for making investment decisions for its portfolio. The Fund intends to elect to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code.

Pursuant to its interval fund structure, the Fund will conduct quarterly repurchase offers, at NAV, of no less than 5% and no more than 25% of its outstanding shares (the “Repurchase Program”). Typically, the Fund expects to conduct such quarterly repurchase offers for 5% of its outstanding shares. Repurchase offers in excess of 5% will be made solely at the discretion of the Fund’s board of trustees, and investors should not rely on any expectation of repurchase offers in excess of 5%. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. Accordingly, although the Fund intends to make quarterly repurchase offers, investors should consider the Fund’s shares to be of limited liquidity.

INVESTMENT OBJECTIVES AND POLICIES – THE FUND

The investment objective, investment strategies, investment criteria and investment processes of the Fund are expected to be substantially identical to the investment objective and investment strategies currently conducted by the Company.

The investment objective of the Fund is the preservation of capital while generating current income from its debt investments and seeking to maximize its portfolio’s total return. The Fund intends to achieve this objective by investing in a portfolio composed primarily of Senior Loans of U.S. middle-market companies and further by (i) accessing the established loan origination channels developed by its management team, (ii) selecting investments within its core middle-market focus, (iii) partnering with experienced private equity firms, or sponsors, in many cases with whom the Fund’s management team has invested alongside in the past, (iv) implementing disciplined underwriting standards and (v) drawing upon the aggregate experience and resources of its management team. The Fund expects that most of its Senior Loans will be made to borrowers with earnings before interest, taxes, depreciation and amortization, or EBITDA, of between $5 million and $75 million annually.

To enhance its opportunity for gain, the Fund intends to employ leverage as market conditions permit and at the discretion of the Adviser, but in no event will leverage employed exceed the amount permitted by the 1940 Act, which for the Fund is currently 33.33% of the value of its assets. The Fund believes when properly financed and hedged, its investment strategy can produce attractive risk-adjusted returns.

Senior Loan Overview

A Senior Loan is a type of corporate debt instrument extending credit to a borrower, usually one with existing outstanding debt, that is originated, structured, negotiated and administered by a financial institution or consortium of financial institutions. These consortiums may then syndicate loans of third-party investors. These investors are known as the primary market. After being placed into the primary market, other investors may seek to buy and sell Senior Loan positions to other third-party investors in over-the-counter transactions. This is known as the secondary market. Senior Loan investors in both the primary and secondary markets may include institutional investors, domestic and foreign banks, finance companies and securities firms. The Fund intends to invest in Senior Loans through both the primary and secondary markets.

Generally, Senior Loans are not rated investment grade by credit ratings agencies, and typically have high interest rates associated with them. Senior loans are typically used as capital for a corporate transaction such as a merger, acquisition or leveraged buyout, a recapitalizations of the borrower’s balance sheet, as capital for refinancing existing debt, or to fund general corporate purposes or significant corporate projects.

Terms of a Senior Loan

A Senior Loan’s terms typically include floating interest rates, meaning that the interest from the loan is some specified percentage, or spread, added to a market index rate. Spreads are typically expressed in basis points and are defined at origination and may be adjusted over the life of a loan to account for changes in a borrower’s credit profile according to predefined credit covenants. Market spreads vary according to market dynamics. Interest rates are periodically reset to reflect changes in market index rates. The specified percentage depends on the perceived creditworthiness of the borrower, the loan terms, the security underlying the loan, the existing debt of the borrower, and other factors. The market index rate most typically used is LIBOR, usually the three-month LIBOR rate. Senior Loans also have comparatively short maturities relative to traditional corporate debt instruments such as high-yield bonds. Senior Loans are generally secured by some or even all of the assets of a borrower. This broad security interest means a higher recovery rate than for unsecured bonds or debt instruments subordinate in priority to the Senior Loans. Interest on Senior Loans is generally payable monthly or quarterly.

The Senior Loan Market

There is no uniform definition of the criteria of the senior loan market. Some industry practitioners define a senior loan market participant based on the applicable spread over the market index rate. Others define a senior loan market participant based on the issuer’s credit rating. Senior loans are generally rated “Ba1” or lower by Moody’s, “BB+” or lower by Standard & Poors, or “BB+” or lower by Fitch Ratings, Inc., or Fitch (collectively, “below investment grade”). Others define a senior loan market participant based on the size of the issuer. The Fund expects most of its Senior Loans will be made to borrowers with EBITDA of between $5 million and $75 million annually.

Collateral of a Senior Loan

Senior Loans may be structured with various lien priorities on underlying collateral, with the market primarily split between first lien loans and second lien loans. Principal payments of second lien loans are generally paid after payments to first lien loans or other loans with seniority in priority of payments. As a result, second lien loans generally have a higher spread compared to first lien loans. The market for second lien loans is significantly smaller and less liquid than the market for first lien loans.

Market Opportunity

The Fund believes that the banking and financial services crisis, which began in the summer of 2007, created an opportunity for specialty financial services companies with experience negotiating, structuring and managing Senior Loan investments to capitalize on compelling opportunities to generate attractive yields for investors seeking current income. The Fund believes the following factors create favorable investment opportunities to generate attractive risk-adjusted returns for our shareholders.

●	The Senior Loan market provides investors seeking current income with an attractive risk-adjusted return profile. The interest on a Senior Loan is determined based on a spread over a market index rate that resets periodically. Further, the Fund expects the terms of its Senior Loans will generally provide for a “floor,” or minimum market index rate, thus providing protection during a period of dramatically falling interest rates. The Fund believes these characteristics offer it a form of interest rate protection in periods of rising and falling interest rates.

●	Senior Loans are typically collateralized by a company’s assets and structured with first lien or second lien priority on collateral. The structure of these loans provides for greater security and potential recovery in the event of default compared to other subordinated fixed-income products which have a lesser claim on the collateral or may be unsecured. These structural characteristics, combined with reduced volatility, attractive credit fundamentals and favorable liquidity, provide investors with an opportunity to generate attractive returns on an absolute and risk-adjusted basis.

●	Regulatory reform is making Senior Loans less attractive to banks. Due to the financial services crisis that began in the summer of 2007, banks became subject to increased regulatory restrictions which resulted in more stringent requirements concerning loan underwriting standards, documentation, and risk retention standards. As a result, the Fund believes the costs to comply with these guidelines has increased expenses in connection with holding Senior Loans, which has decreased the attractiveness of the terms of these loans from traditional providers of capital such as banks. These additional costs have led to a decreased ability and interest among traditional lenders in holding Senior Loans on their balance sheets. The Fund believes that alternative providers of capital to the Senior Loan market, such as the Fund, stand to benefit from this changed financial landscape.

●	Strong demand for debt capital. The Fund believes borrowers will continue to require capital to refinance existing debt, support growth and finance acquisitions. The financial difficulties and widespread consolidation in the U.S. financial services industry has reduced the capacity of lenders able to meet this demand. In addition, the Fund believes the large amount of uninvested capital held by funds of private equity firms will continue to drive demand for Senior Loans. The Fund believes that private equity firms will be active participants in acquisitions as a result of this uninvested capital, as these firms seek to generate yield for their investors. As private equity firms consider various acquisitions, they will seek to augment the use of their capital in such transactions with capital provided from other sources. One primary use of Senior Loans is to finance acquisitions by private equity firms. Thus, the Fund expects that private equity firms will continue to pursue acquisitions and to seek to leverage their equity investments with Senior Loans funded by alternative providers, such as the Fund.

●	Borrowers’ conservative capital structures. Following the recession caused by the credit crisis, which the U.S. Bureau of Labor Statistics defines as occurring between December 2007 and June 2009, lenders have required borrowers to decrease their leverage ratios, specifically to protect lenders during periods of economic downturns. The Fund believes that these conservative requirements have resulted in an improved financial condition of the borrowers and thus their ability to meet the terms of their debt obligations. The Fund further believes that these developments have increased the attractiveness of Senior Loans, as well as all debt instruments, to alternative providers of capital, such as the Fund.

Investment Criteria

Target businesses will typically exhibit some or all of the following characteristics:

●	Annual EBITDA of $5 million to $75 million;

●	Sustainable leading positions in their respective markets;

●	Scalable revenues and operating cash flow;

●	Experienced management teams with successful track records;

●	Stable, predicable cash flows with low technology and market risks;

●	A substantial equity cushion in the form of capital ranking junior to our investment;

●	Low capital expenditures requirements;

●	A North American base of operations;

●	Strong customer relationships;

●	Products, services or distribution channels having distinctive competitive advantages;

●	Defensible niche strategy or other barriers to entry; and

●	Demonstrated growth strategies.

While the Fund believes that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be met by each prospective portfolio company.

Additionally, the Fund may from time to time hold or invest in equity securities and other debt or equity securities generally arising from a restructuring of Senior Loan positions previously held by it. The Adviser will also periodically evaluate all investments, both individually and as a component of our overall portfolio, to determine whether the Fund should acquire or dispose of any assets that are not Senior Loans on an opportunistic basis.

The Fund may, from time to time, on a non-principal basis (i.e. generally less than 5% of total assets) invest in publicly-traded BDCs as determined by the Adviser in order to meet its investment objective.

Investment Process Overview

The Fund views its investment process as consisting of four distinct phases described below:

Origination. The Adviser sources investment opportunities through its access to a network of individual contacts developed by its investment team in the financial services and related industries. Among these contacts is an extensive network of private equity firms and relationships with leading middle-market senior lenders. The senior deal professionals of the Adviser supplement these leads through personal visits and marketing campaigns. It is their responsibility to identify specific opportunities, to refine opportunities through candid exploration of the underlying facts and circumstances and to apply creative and flexible thinking to solve clients’ financing needs. Each originator maintains long-standing customer relationships and is responsible for covering a specified target market. We believe those originators’ strength and breadth of relationships across a wide range of markets generate numerous financing opportunities, which enable the Adviser to be highly selective in recommending investments to the Fund.

Credit Evaluation. The Fund utilizes the systematic, consistent approach to credit evaluation developed by the Adviser, with a particular focus on determining the value of a business in a downside scenario. The key criteria that the Fund will consider includes (1) strong and resilient underlying business fundamentals, (2) a substantial equity cushion in the form of capital ranking junior in right of payment to our investment and (3) a conclusion that overall “downside” risk is manageable. While the size of this equity cushion will vary over time and among industries, the cushion generally sought is between 45% and 60% of total portfolio capitalization.

In evaluating a particular company, the Fund intends to place more emphasis on credit considerations than on profit potential and loan pricing. Examples of credit considerations include: (1) loan-to value ratio (which is the amount of a loan divided by the enterprise value of the company the Fund is investing in), (2) the ability of the company to maintain a liquidity cushion through economic cycles and in downside scenarios, (3) the ability of the company to service its fixed charge obligations under a variety of scenarios and (4) its anticipated strategic value in a downturn. The Fund’s due diligence process for middle-market credits will typically entail:

●	a thorough review of historical and pro forma financial information,

●	on-site visits,

●	interviews with management, employees, customers and vendors,

●	a review of loan documents and material contracts,

●	third-party “quality of earnings” accounting due diligence,

●	when appropriate, background checks on key managers and research relating to the company’s business, industry, markets,

●	products and services and competitors, and

●	the commission of a third-party market studies when appropriate.

Execution. Through a consistent approach to credit evaluation and careful attention to the details of execution, the Fund will seek to close deals as fast as or faster than competitive financing providers while maintaining discipline with respect to credit, pricing and structure to ensure the ultimate success of the financing. Upon completion of due diligence, the investment team working on an investment will deliver a memorandum to the investment committee. Once an investment has been approved by the investment committee on a consensus basis, it moves through a series of steps, including initial documentation using standard document templates and the establishment of negotiating boundaries, final documentation, including resolution of business points and the execution of original documents held in escrow. Upon completion of final documentation, a loan is funded upon the execution of an investment committee memorandum by members of the investment committee.

Monitoring. The Fund views active portfolio monitoring as a vital part of its investment process. The Fund will consider board observation rights, where appropriate, regular dialogue with company management and sponsors and detailed, internally generated monitoring reports to be critical to its performance. The Fund’s portfolio companies may rely on it to provide them with financial and capital markets expertise. As part of the monitoring process, the Adviser will regularly assess the risk profile of each of the Fund’s investments and rate each of them based on the following categories, which we refer to as investment performance rating:

Risk Ratings Definition

Grade 5 Involves the least amount of risk in the portfolio. The borrower is performing above expectations and the trends and risk factors are generally favorable.

Grade 4 Involves an acceptable level of risk that is similar to the risk at the time of origination. The borrower is generally performing as expected and the risk factors are neutral to favorable.

Grade 3 Involves a borrower performing below expectations and indicates that the loan’s risk has increased somewhat since origination. The borrower may be out of compliance with debt covenants; however; loan payments are generally not past due.

Grade 2 Involves a borrower performing materially below and indicates that the loan’s risk has increased materially since origination. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 180 days past due). For loans graded 2, the Fund will implement a plan to increase monitoring of the borrower.

Grade 1 Indicates that the borrower is performing substantially below expectations and the loan risk has substantially increased since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Loans graded 1 are not anticipated to be repaid in full and the Fund will reduce the fair market value of the loan to the amount it anticipates will be recovered.

For any investment rated in categories one, two or three, the Adviser will increase its monitoring intensity and prepare regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions.

The Adviser will monitor and, when appropriate, change the investment ratings assigned to each investment in the Fund’s portfolio. In connection with its valuation process, the Adviser will review these investment ratings on a quarterly basis, and the Fund’s board of trustees will review and affirm such ratings.

Investment Structure

Once the Fund has determined that a prospective portfolio company is suitable for investment, it work with the management of that company and its other capital providers to structure an investment. The Fund will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

The Fund anticipates structuring its investments as follows:

●	Senior Secured Loans. The Fund intends to obtain security interests in the assets of the portfolio company borrowers that will serve as collateral in support of the repayment of such loans. This collateral will take the form of first-priority liens on the assets of the portfolio company borrower. The Fund’s senior secured loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity.

The Fund intends to tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects the Fund’s rights and manages its risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. The Fund will seek to limit the downside potential of our investments by:

●	requiring a total return on its investments (including both interest and potential equity appreciation) that the Fund believes will compensate it appropriately for credit risk;

●	negotiating covenants in connection with its investments that afford portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of the Fund’s capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board of directors under some circumstances; and

●	selecting investments that the Fund believes have a very low probability of loss.

The Fund intends to hold many of its investments to maturity or repayment, but will sell investments earlier if a sale or recapitalization of a portfolio company takes place, or if the Fund determines a sale of one or more of its investments is in its best interest. Once the Fund raises significant capital, it will seek to create a diverse portfolio of Senior Loans by investing approximately $10 to $25 million of capital, on average, in the securities of middle-market companies. Prior to raising significant capital, the Fund intends to make smaller investments in Senior Loans.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. For the purposes of this section, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1)	Borrow funds, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2)	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33 1/3% of the value of the Fund’s total assets or, if the class of senior security is preferred shares, to no more than 50% of the value of the Fund’s total assets).

(3)	Purchase securities on margin.

(4)	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public).

(5)	Purchase or sell commodities, unless acquired as a result of ownership of securities or other investments, except that the Fund may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(6)	Make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan.

(7)	Purchase or sell real estate or interests in real estate in amounts that would impact the Fund’s ability to qualify as an “investment company” under the 1940 Act. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(8)	Invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of industries, except securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers). For purposes of this restriction, in the case of investments in loan participations between us and a bank or other lending institution participating out the loan, we will treat both the lending bank or other lending institution and the borrower as “issuers.”

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

RISK FACTORS – FLAT ROCK CORE INCOME FUND

Investing in the shares of the Fund involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in shares of the Fund. If any of the following events occur, the Fund’s business, financial condition and results of operations could be materially and adversely affected. In such case, the NAV of shares of the Fund could decline, and you may lose all or part of your investment.

Risks Relating to the Fund’s Business and Structure

The Fund’s ability to achieve its investment objective depends on the Adviser’s ability to manage and support the Fund’s investment process. If the Adviser were to lose any members of its senior management team, the ability to achieve the Fund’s investment objective could be significantly harmed.

The Fund is externally managed and depends upon the investment expertise, diligence, skill and network of business contacts of the Adviser’s investment professionals. The Fund also depends, to a significant extent, on the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. The Fund’s success further depends to a significant extent on the continued service and coordination of the Adviser’s key professionals, Robert K. Grunewald, President and Chief Executive Officer, and Richard A. Petrocelli, Chief Operating Officer, Chief Financial Officer and Chief Compliance Officer. The departure of either Mr. Grunewald or Mr. Petrocelli could have a material adverse effect on the Fund’s ability to achieve its investment objective. In addition, there can be no assurance that the Adviser will remain our adviser or that the Fund will continue to have access to the Adviser’s investment professionals, information or deal flow.

Future disruptions or instability in the capital markets could negatively impact the valuation of the Fund’s investments and its ability to raise capital.

From time to time, the global capital markets may experience periods of disruption and instability, which could be prolonged and which could materially and adversely impact the broader financial and credit markets, have a negative impact on the valuations of the Fund’s investments and reduce the availability to it of debt and equity capital. For example, between 2008 and 2009, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. While the Fund’s investments are generally not publicly traded, applicable accounting standards require it to assume as part of its valuation process that its investments are sold in a principal market to market participants (even if the Fund plans on holding an investment through its maturity) and impairments of the market values or fair market values of its investments, even if unrealized, must be reflected in its financial statements for the applicable period, which could result in significant reductions to the Fund’s net asset value for the period. Equity capital may also be difficult to raise during periods of adverse or volatile market conditions. If the Fund is unable to raise capital or refinance existing debt on acceptable terms, then it may be limited in its ability to make new commitments or to fund existing commitments to its portfolio companies. Significant changes in the capital markets may also affect the pace of the Fund’s investment activity and the potential for liquidity events involving its investments. Thus, the illiquidity of the Fund’s investments may make it difficult for it to sell such investments to access capital if required, and as a result, the Fund could realize significantly less than the value at which it has recorded its investments if it were required to sell them for liquidity purposes.

Unfavorable economic conditions or other factors may affect the Fund’s ability to borrow for investment purposes, and may therefore adversely affect its ability to achieve its investment objective.

Unfavorable economic conditions or other factors could increase the Fund’s funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to it. An inability to successfully access the capital markets could limit the Fund’s ability to grow its business and fully execute its business strategy and could decrease its earnings, if any.

The amount of any distributions the Fund pays is uncertain. Distributions to its shareholders may exceed its earnings. Therefore, portions of the distributions that the Fund pays may represent a return of capital to you which will reduce your tax basis in your shares and reduce the amount of funds available for investment in targeted assets. The Fund may not be able to pay you distributions, and distributions may not grow over time.

The Fund intends, subject to change by the board of trustees, to declare and pay distributions on a monthly basis. The Fund will pay these distributions to shareholders out of assets legally available for distribution. While the Adviser may agree to limit the Fund’s expenses to ensure that such expenses are reasonable in relation to its income, the Fund cannot assure you that it will achieve investment results that will allow it to make a targeted level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to it as a registered investment company may limit its ability to pay distributions. All distributions will be paid at the discretion of the board of trustees and will depend on the Fund’s earnings, its financial condition, maintenance of its RIC status, compliance with applicable investment company regulations and such other factors as the board of trustees may deem relevant from time to time. There can be no assurance that the Fund will pay distributions to its shareholders in the future. In the event that the Fund encounters delays in locating suitable investment opportunities, it may pay all or a substantial portion of its distributions from the proceeds of its public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital. Such a return of capital is not immediately taxable, but reduces your tax basis in the Fund’s shares, which may result in you recognizing more gain (or less loss) when your shares are sold. Distributions from the proceeds of the Fund’s public offering or from borrowings will be distributed after payment of fees and expenses and could reduce the amount of capital available to ultimately invest in targeted assets.

Price declines in the market for Senior Loans may adversely affect the fair value of over-the-counter debt securities held by the Fund, reducing its NAV through increased net unrealized depreciation.

Prior to the onset of the financial crisis, collateralized loan obligations, which are a type of leveraged investment vehicle holding corporate loans, hedge funds and other highly leveraged investment vehicles, comprised the majority of the market for purchasing and holding senior secured and second lien secured loans. As the secondary market pricing of the loans underlying these portfolios deteriorated during the fourth quarter of 2008, many investors, as a result of their generally high degrees of leverage, were forced to raise cash by selling their interests in performing loans in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with widespread redemption requests and other constraints resulting from the credit crisis generating further selling pressure. Conditions in the market for Senior Loans may deteriorate again, which may cause pricing levels to decline. As a result, the Fund may suffer unrealized depreciation and could incur realized losses in connection with the sale of over-the-counter debt securities it acquires, which could have a material adverse impact on its business, financial condition and results of operations.

The Fund may face increasing competition for investment opportunities, which could delay deployment of it capital, reduce returns and result in losses.

The Fund will compete for investments with other investment companies, including BDCs, and investment funds (including private equity funds and mezzanine debt funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, also make similar investments in Senior Loans. Many of the Fund’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than the Fund has. These characteristics could allow its competitors to consider a wider variety of investments in Senior Loans, establish more relationships and offer better pricing and more flexible structuring than the Fund is able to do. The Fund may lose investment opportunities in Senior Loans if it does not match its competitors’ pricing, terms and structure. If the Fund is forced to match its competitors’ pricing, terms and structure, it may not be able to achieve acceptable returns on its investments in Senior Loans or may bear substantial risk of capital loss. A significant part of the Fund’s competitive advantage stems from its belief that the market for investments in Senior Loans is underserved by traditional commercial banks and other financial sources. A significant increase in the number or the size of competitors in this market could force the Fund to accept less attractive investment terms. Furthermore, many of these competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on the Fund as a registered investment company.

A significant portion of the Fund’s investment portfolio is recorded at fair value as determined in good faith by its board of trustees, and, as a result, there is and will be uncertainty as to the value of the Fund’s portfolio investments.

Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value, as determined by the board of trustees. However, the majority of the Fund’s investments will not be publicly traded or actively traded on a secondary market. As a result, the Fund will value these securities quarterly at fair value as determined in good faith by the board of trustees, with the assistance of one or more third-party valuation firms and/or pricing services.

Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, the Fund’s fair value determinations may cause its NAV on a given date to materially understate or overstate the value that the Fund may ultimately realize upon the sale of one or more of its investments.

The board of trustees may change certain of the Fund’s operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to shareholders.

The board of trustees has the authority to modify or waive certain of the Fund’s operating policies, investment criteria and strategies without prior notice and without shareholder approval, if it determines that doing so will be in the best interests of shareholders. The Fund cannot predict the effect any changes to its operating policies, investment criteria and strategies would have on its business, NAV, operating results and value of its shares. Such effects might be adverse, which could negatively impact the Fund’s ability to pay you distributions and cause you to lose all or part of your investment. The Fund will have significant flexibility in investing and may invest in ways with which investors may not agree or for purposes other than those contemplated at this time.

The Fund’s business model depends to a significant extent upon strong referral relationships with financial institutions, sponsors and investment professionals. Any inability of the Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect the Fund’s business.

The Fund depends upon the Adviser to maintain relationships with financial institutions, sponsors and investment professionals, and the Fund will continue to rely to a significant extent upon these relationships to provide it with potential investment opportunities. If the Adviser fails to maintain such relationships, or to develop new relationships with other sources of investment opportunities, the Fund will not be able to grow its investment portfolio. In addition, individuals with whom the principals of the Adviser have relationships are not obligated to provide the Fund with investment opportunities, and, therefore, there can be no assurance that these relationships will generate investment opportunities for the Fund in the future.

The Fund’s financial condition and results of operation will depend on its ability to manage its business effectively.

The Fund’s ability to achieve its investment objective and grow will depend on its ability to manage its business. This will depend, in turn, on the ability of the Investment Committee to identify, invest in and monitor companies that meet the Fund’s investment criteria. The achievement of the Fund’s investment objective on a cost-effective basis will depend upon the ability of the Investment Committee to execute on the Fund’s investment process and the ability to provide competent, attentive and efficient services to the Fund and, to a lesser extent, to provide the Fund with access to financing on acceptable terms.

Changes in laws or regulations governing the Fund’s operations may adversely affect its business or cause it to alter its business strategy.

The Fund and its portfolio companies are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments the Fund is permitted to make, any of which could harm the Fund and its shareholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing the Fund’s operations relating to permitted investments may cause it to alter its investment strategy to avail itself of new or different opportunities. Such changes could result in material differences to the Fund’s strategies and plans and may result in its investment focus shifting from the areas of expertise of the Adviser to other types of investments in which the Adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on the Fund’s results of operations and the value of your investment.

The Fund may experience fluctuations in its operating results.

The Fund may experience fluctuations in its operating results due to a number of factors, including its ability or inability to make investments in Senior Loans that meet the Fund’s investment criteria, variations in the interest rates on the debt securities it acquires, the level of its expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which it encounters competition in its markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Global markets could enter a period of severe disruption and instability due to catastrophic events, such as terrorist attacks, acts of war, natural disasters, and outbreaks of epidemic, pandemic or contagious diseases, which could impair the Fund’s portfolio companies’ financial positions and operating results and affect the industries in which the Fund invests and, in turn, harm its operating results.

The U.S. and global markets have, from time to time, experienced periods of disruption due to events such as terrorist attacks; acts of war; natural disasters, such as earthquakes, tsunamis, fires, floods or hurricanes; and outbreaks of epidemic, pandemic or contagious diseases. Such events have created, and continue to create, economic and political uncertainties and have contributed to recent global economic instability. In particular, outbreaks of epidemic, pandemic or contagious diseases may cause serious harm to the Fund’s business, operating results and financial condition. Historically, disease pandemics such as the Ebola virus, Middle East Respiratory Syndrome, Severe Acute Respiratory Syndrome or the H1N1 virus, have diverted resources and priorities towards the treatment of such diseases. In December 2019, a strain of novel coronavirus causing respiratory illness, or COVID-19, emerged in the city of Wuhan in the Hubei province of China. The Fund is closely monitoring the developments in China, the U.S. and throughout the world, and continually assessing the potential impact on its business and the business of its portfolio companies, including the effects described below.  However, the full impact of this outbreak is unknown as of the current date

Any prolonged disruptions in the business of the Fund’s portfolio companies, including a disruption in their supply chains may adversely affect their ability to obtain the necessary raw materials or components to make their products or cause a decline in the demand for their products or services, leading to a negative impact on their operating results. In addition, such events may lead to restrictions on travel to and from the affected areas, making it more difficult for such portfolio companies to conduct their businesses. As a result of pandemic outbreaks, including COVID-19, businesses can be shut down, supply chains can be interrupted, slowed, or rendered inoperable, and individuals can become ill, quarantined, or otherwise unable to work and/or travel due to health reasons or governmental restrictions. Governmental mandates may require forced shutdowns of the portfolio companies’ facilities for extended or indefinite periods. In addition, these widespread outbreaks of illness, particularly in China, North America, Europe, or other locations significant to the operations of such portfolio companies, could adversely affect their workforce, resulting in serious health issues and absenteeism, and may cause serious harm to the Fund’s results of operations, business, or prospects.

Furthermore, future terrorist activities, military or security operations, natural disasters, disease outbreaks, pandemics or other similar events could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the Fund’s portfolio companies. During these periods of disruption, general economic conditions may deteriorate with material and adverse consequences for the broader financial and credit markets, and the availability of debt and equity capital for the market as a whole, and financial services firms in particular. Such economic adversity could impair the Fund’s portfolio companies’ financial positions and operating results and affect the industries in which it invests, which could, in turn, harm its operating results. These conditions may reoccur for a prolonged period of time or materially worsen in the future.

The failure in cybersecurity systems, as well as the occurrence of events unanticipated in the Fund’s disaster recovery systems and management continuity planning could impair its ability to conduct business effectively.

The occurrence of a disaster such as a cyberattack, a natural catastrophe, an industrial accident, events unanticipated in the Fund’s disaster recovery systems, or a support failure from external providers could have an adverse effect on its ability to conduct business and on its results of operations and financial condition, particularly if those events affect the Adviser’s computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of the Adviser’s investment professionals were unavailable in the event of a disaster, the adviser’s ability to effectively conduct the Fund’s business could be severely compromised.

The Fund and the Adviser depend heavily upon computer systems to perform necessary business functions. Despite implementation of a variety of security measures, the Adviser’s computer systems could be subject to cyberattacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, the Fund and the Adviser may experience threats to their data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, their computer systems and networks, or otherwise cause interruptions or malfunctions in their operations, which could result in damage to the Fund’s reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

Third parties with whom the Fund and the Adviser do business may also be sources of cybersecurity or other technological risks. The Fund outsources certain functions and these relationships allow for the storage and processing of its information, as well as customer, counterparty, employee and borrower information. While the Fund engages in actions to reduce its exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above.

The effect of global climate change may impact the operations of the Fund’s portfolio companies.

Climate change creates physical and financial risk and some of the Fund’s portfolio companies may be adversely affected by climate change. For example, extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions. In December 2015, the United Nations, of which the U.S. is a member, adopted a climate accord (the “Paris Agreement”) with the long-term goal of limiting global warming and the short-term goal of significantly reducing greenhouse gas emissions. The U.S. subsequently ratified the Paris Agreement, and it entered into force on November 4, 2016. However, on June 1, 2017, President Donald Trump announced that the U.S. would cease all participation in the Paris Agreement and as a result, some of the Fund’s portfolio companies may no longer be subject to new or strengthened regulations or legislation, which could have increased their operating costs and/or decreased their revenues.

The Fund may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to maintain its status as a RIC, and thus it intends to satisfy the diversification requirements of Subchapter M of the Code, including its less stringent diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

Regulations governing the Fund’s operation as a registered closed-end management investment company affect its ability to raise additional capital and the way in which it does so. As a registered closed-end management investment company, the necessity of raising additional capital may expose the Fund to risks, including the typical risks associated with leverage.

The Fund may in the future issue debt securities or preferred shares and/or borrow funds from banks or other financial institutions, which are referred to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, the Fund is permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as its asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of its gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, the Fund is permitted to issue additional preferred shares so long as its asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of its gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of its outstanding preferred shares, is at least 200% after each issuance of such preferred shares. If the value of the Fund’s assets declines, it may be unable to satisfy these tests. If that happens, the Fund may be required to sell a portion of its investments and, depending on the nature of its leverage, repay a portion of its indebtedness or redeem outstanding preferred shares, in each case at a time when doing so may be disadvantageous. Also, any amounts that the Fund uses to service its indebtedness or preferred dividends would not be available for distributions to its shareholders. Furthermore, as a result of issuing senior securities, the Fund would also be exposed to typical risks associated with leverage, including an increased risk of loss. If the Fund issues preferred shares, the preferred shares would rank “senior” to the shares being sold pursuant to the Fund’s public offering in its capital structure, preferred shareholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of shareholders, and the issuance of preferred shares could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of the Fund’s shares or otherwise be in your best interest.

The Fund is generally not able to issue and sell its shares at a price below NAV per share. The Fund may, however, sell its shares at a price below the then-current NAV per share if the board of trustees determines that such sale is in the best interests of the Fund and its shareholders, and shareholders approve such sale. In any such case, the price at which the Fund’s securities are to be issued and sold may not be less than a price that, in the determination of the board of trustees, closely approximates the market value of such securities (less any distributing commission or discount). If the Fund raises additional funds by issuing more shares, then the percentage ownership of shareholders at that time will decrease, and you may experience dilution.

The Fund’s ability to enter into transactions with its affiliates is restricted.

The Fund’s ability to enter into transactions with its affiliates will be restricted. The Fund is prohibited under the 1940 Act from participating in certain transactions with its affiliates without the prior approval of the SEC. Any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities will be its affiliate for purposes of the 1940 Act, and the Fund is generally prohibited from buying or selling any securities from or to such affiliate. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of the SEC. If a person acquires more than 25% of the Fund’s voting securities, it will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security from or to any portfolio company of an investment fund managed by the Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available.

Risks Related to Flat Rock Global

The New Advisory Agreement with the Adviser was not negotiated on an arm’s length basis and may not be as favorable to the Fund as if it had been negotiated with an unaffiliated third party.

The New Advisory Agreement was negotiated between related parties. Consequently, its terms, including fees payable to the Adviser, may not be as favorable to us as if it had been negotiated with an unaffiliated third party. In addition, the Fund could choose not to enforce, or to enforce less vigorously, its rights and remedies under this agreement because of its desire to maintain its ongoing relationship with the Adviser. Any such decision, however, would breach the Fund’s fiduciary obligations to its shareholders.

The Adviser, the officers of the Fund and some of its trustees, face conflicts of interest caused by compensation arrangements with the Fund, and such compensation arrangements may induce the Adviser to make speculative investments or incur debt, which can be adverse to the interests of the Fund’s shareholders.

The Adviser is entitled to receive substantial fees from the Fund in return for its services, and these fees could influence the advice provided to the Fund. Among other matters, the compensation arrangements could affect the Adviser’s judgment with respect to investments made by the Adviser, which could allow it to earn additional management fees.

Further, the incentive fee payable by the Fund to the Adviser may create an incentive for it to make investments that are risky or more speculative than would be the case in the absence of such compensation arrangement. In addition, the fact that the management fee is payable based upon the Fund’s gross assets, which include any borrowings for investment purposes, may encourage the Adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of the Fund’s shares. Such a practice could result in the Fund investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

The fees that the Fund pays the Adviser could impact investment returns.

The Fund pays management and incentive fees to the Adviser and reimburses the Adviser for certain expenses it incurs. In addition, investors will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments.

The part of the incentive fee payable by the Fund that relates to its pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. A portfolio company may default on a loan for which prior interest payments were part of the pre-incentive fee net investment income calculation.

In selecting and structuring investments appropriate for the Fund, the Adviser will consider the investment and tax objectives of the Fund and its shareholders as a whole, not the investment, tax or other objectives of any shareholders individually.

Certain of the Fund’s shareholders may have different investment, tax and other objectives with respect to their investments in the Fund. The different interests of individual shareholders may relate to or arise from, among other things, the nature of the Fund’s investments, the structure or the acquisition of its investments, and the timing of disposition of its investments. As a consequence, conflicts of interest may arise in connection with decisions made by the Adviser, including with respect to the nature or structuring of the Fund’s investments, that may be more beneficial for one shareholder than for another shareholder, especially with respect to shareholders’ individual tax situations.

The Adviser can resign on 60 days’ notice, and the Fund may not be able to find a suitable replacement within that time, resulting in a disruption in its operations that could adversely affect its financial condition, business and results of operations.

The Adviser has the right, under the New Advisory Agreement, to resign at any time upon not less than 60 days’ written notice, whether the Fund has found a replacement or not. If the Adviser resigns, the Fund may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If the Fund is unable to do so quickly, its financial condition, business and results of operations as well as its ability to pay distributions are likely to be adversely affected and the value of its shares may decline. In addition, the coordination of the Fund’s internal management and investment activities is likely to suffer if the Fund is unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser. Even if the Fund is able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with the Fund’s investment objective may result in additional costs and time delays that may adversely affect its financial condition, business and results of operations.

The Adviser’s liability is limited under the New Advisory Agreement, and the Fund has agreed to indemnify the Adviser against certain liabilities, which may lead the Adviser to act in a riskier manner on the Fund’s behalf than it would when acting for its own account.

Under the New Advisory Agreement, the Adviser will not assume any responsibility to the Fund other than to render the services called for under the New Advisory Agreement, and it will not be responsible for any action of the board of trustees in following or declining to follow the Adviser’s advice or recommendations. Under the terms of the New Advisory Agreement, the Adviser and its affiliates’ respective officers, directors, members, managers, shareholders and employees will not be liable to the Fund, its trustees, and its shareholders for acts or omissions performed in accordance with and pursuant to the New Advisory Agreement, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings). These protections may lead the Adviser to act in a riskier manner when acting on the Fund’s behalf than it would when acting for its own account.

Risks Related to the Fund’s Investments

The Fund’s investments in middle-market companies are risky and the Fund may suffer credit losses.

Investing in middle-market companies is highly speculative and involves a high degree of risk of credit loss, and therefore the Fund’s securities may not be suitable for someone with a low tolerance for risk. Middle-market companies are more likely to be considered lower grade investments, commonly called “junk,” which are either rated below investment grade by one or more nationally-recognized statistical rating agencies at the time of investment or may be unrated but determined by the Adviser to be of comparable quality. Lower grade securities or comparable unrated securities are considered predominantly speculative regarding the portfolio company’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. These risks are likely to increase during volatile economic periods.

The Fund’s investments in Senior Loans involve risk, and the Fund could lose all or part of its investment.

Investing in Senior Loans involves a number of significant risks. Below investment grade Senior Loans have historically experienced greater default rates than has been the case for investment grade securities. The Fund intends to achieve its investment objective by investing in a portfolio composed primarily of securities that are rated below investment grade by rating agencies, or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. There can be no assurance as to the levels of defaults or recoveries that may be experienced on the Fund’s investments in Senior Loans. Senior Loans in which the Fund invests may be issued by companies with limited financial resources and limited access to alternative financing. Issuers of Senior Loans may be unable to meet their obligations under their debt securities that the Fund holds. Such developments may be accompanied by deterioration in the value of collateral backing its investments. This could lead to a decline in value of the Fund’s Senior Loan investments, which could result in a decline in the Fund’s net earnings and NAV.

The Fund may engage in active and frequent trading of Senior Loans, which could result in a relatively high portfolio turnover rate and a more volatile NAV per share. In addition, active and frequent trading will result in increased transaction and execution costs, which could negatively impact the Fund’s financial condition and your investment in the Fund.

The Fund may engage in active and frequent trading of Senior Loans. If the Fund pursues this strategy, it will likely have a relatively high portfolio turnover rate. Portfolio turnover and active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Further, active and frequent trading generally involves some expense to the Fund and to its shareholders, such as higher transactional and brokerage costs associated with the portfolio turnover, which may reduce returns to shareholders. These trading costs and tax effects associated with portfolio turnover may also adversely affect the Fund’s performance.

In addition, active and frequent trading will result in a more volatile NAV per share. Active trading could result in the value of the Fund’s portfolio appreciating or decreasing significantly over short periods of time, also causing NAV per share to experience significant increases or decreases over short periods of time.

The Fund intends to invest in Senior Loans, which include Senior Loans of large-market companies. An investment in such Senior Loans bears lower credit risk and correspondingly offers lower yields. As a result, investments in these Senior Loans could result in a lower distribution rate than distribution rates of comparable investment companies that invest in subordinated debt or in lower middle-market companies.

An investment in Senior Loans, like an investment in any debt instrument, is a function of the credit risk associated with the borrower. Credit risk is the risk that a borrower will fail to make principal and interest payments when due or otherwise default on the terms of the debt instrument. Borrowers with higher credit risk typically offer higher yields to compensate for this added risk of default. Conversely, borrowers with lower credit risk typically offer lower yields. Therefore, under normal market conditions, an investment in a Senior Loan of a borrower with a higher credit risk will generate a higher yield to investor, assuming the borrower makes all required interest and principal payments in a timely manner and according to the terms of the debt instrument.

The Fund intends to invest in Senior Loans, which include Senior Loans of large-market companies. Large-market companies typically have lower credit risk and a correspondingly lower yield. Lower yields from Senior Loan investments could therefore result in a lower distribution rate to shareholders than the distribution rates of other investment companies that make investments in primarily or exclusively middle-market and lower middle-market companies. As a result, an investment in the Fund may result in a lower return than an investment in other investment companies.

The Fund may acquire interests in Senior Loans either directly or indirectly. A holder of a participation in a loan is subject to additional risks not applicable to a holder of a direct interest in a loan.

The Fund may acquire interests in Senior Loans either directly (by way of assignment from the selling institution) or indirectly (by purchasing a participation from the selling institution). As described in more detail below, holders of participations are subject to additional risks not applicable to a holder of a direct interest in a loan.

Participations the Fund acquires in a selling institution’s portion of a loan typically result in a contractual relationship only with such selling institution, not with the borrower. In the case of a participation, the Fund will generally have the right to receive payments of principal, interest and any fees to which it is entitled only from the institution selling the participation and only upon receipt by such selling institution of such payments from the borrower. By holding a participation in a loan, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement and may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation, which will remain the legal owner of record of the applicable loan. In the event of the insolvency of the selling institution, the Fund may be treated as a general unsecured creditor of the selling institution, and even to the extent it is considered to have rights to the underlying loan proceeds, the value of such rights may be diminished by the exercise of setoff between the selling institution and the borrower.

In addition, the Fund may purchase a participation from a selling institution that does not itself retain any beneficial interest in any portion of the applicable loan and, therefore, may have limited interest in monitoring the terms of the loan agreement and the continuing creditworthiness of the borrower. When the Fund holds a participation in a loan, it will not have the right to vote under the applicable loan agreement with respect to every matter that arises thereunder, and it is expected that each selling institution will reserve the right to administer the loan sold by it as it sees fit and, subject to the terms of the participation agreement, to amend the documentation evidencing such loan in all respects. Selling institutions voting in connection with such matters may have interests different from the Fund’s and may fail to consider the Fund’s interests in connection with their votes.

In contrast, the purchaser of an assignment of an interest in a loan typically succeeds to all of the rights and obligations of the assigning selling institution and becomes a lender under the loan agreement with respect to that loan. As a purchaser of an assignment, the Fund generally will have the same voting rights as other lenders under the applicable loan agreement, including the right to approve amendments to the loan agreement, to waive enforcement of breaches of covenants or to enforce compliance by the borrower with the terms of the loan agreement, and the right to set off claims against the borrower and to have recourse to collateral supporting the loan. Assignments are, however, arranged through private negotiations between assignees and assignors, and in certain cases the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning selling institution.

Assignments and participations are sold without recourse to the selling institutions, and the selling institutions will generally make minimal or no representations or warranties about the underlying loans, the borrowers, the documentation of the loans or any collateral securing the loans. In addition, the Fund will be bound by provisions of the underlying loan agreements, if any, that require the preservation of the confidentiality of information provided by the borrower.

Covenant-lite loans may offer the Fund fewer protections than traditional credit investments.

Many of the debt investments the Fund may acquire in the secondary market may have less restrictive covenant terms that provide it with fewer protections, called “covenant-lite” loans, that generally provide for fewer restrictions on the borrower’s operations and use of proceeds than do debt instruments that contain traditional financial and operating covenants. In particular, borrowers under such covenant-lite loans often have greater flexibility in how they use proceeds of such borrowings, as well as how they operate their business and manage their financial condition. As a result, the Fund may face challenges in recovering on such covenant-lite loans, to the extent they go into distress, and may lack options that would normally be available to the Fund as a lender under more traditional debt structures.

Investments in equity securities involve a substantial degree of risk.

The Fund may invest in equity securities in various portfolio companies. Although equity securities historically have generated higher average total returns than debt securities over the long term, equity securities may experience more volatility in those returns than debt securities. The equity securities the Fund may acquire may fail to appreciate, decline in value or lose all value, and the Fund’s ability to recover its investment will depend on its portfolio company’s success. Investments in equity securities involve a number of significant risks, including the risk of further dilution in the event the portfolio company issues additional securities. Investments in preferred securities involve special risks, such as the risk of deferred distributions, illiquidity and limited voting rights.

Changes in interest rates may affect the Fund’s net investment income and NAV.

The Fund’s net investment income will depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. As a result, the Fund can offer no assurance that a significant change in interest rates would not have a material adverse effect on its net investment income. In periods of declining interest rates, the Fund’s interest income could decrease, which could reduce its net investment income.

In addition, a substantial amount of the Fund’s debt investments are likely to be based on floating rates, such as the London interbank offered rate, or LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments, the value of its shares and its rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on its investment income. An increase in interest rates could decrease the value of any investments the Fund holds that earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase the Fund’s interest expense, thereby decreasing its net investment income. Also, an increase in interest rates available to investors could make an investment in the Fund less attractive if it is not able to increase its distributions, which could reduce the value of its shares. Also, an increase in interest rates may result in an increase of the amount of the Fund’s pre-incentive fee net investment income and, as a result, an increase in incentive fees payable to the Adviser.

The interest rate environment in the medium- and large-sized U.S. corporate debt market may experience disruption in the future, which may cause pricing levels to decline or be volatile. As a result, the Fund’s NAV could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of its investments, which could have a material adverse impact on its business, financial condition and results of operations.

The interest rates of the Fund’s term loans to its portfolio companies that extend beyond 2021 might be subject to change based on recent regulatory changes.

LIBOR is the basic rate of interest used in lending between banks on the London interbank market and is widely used as a reference for setting the interest rate on loans globally. The Fund typically uses LIBOR as a reference rate in term loans it extends to portfolio companies such that the interest due to the Fund pursuant to a term loan extended to a partner company is calculated using LIBOR. Some of the Fund’s term loan agreements with partner companies contain a stated minimum value for LIBOR.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. It is unclear if at that time whether LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. In addition, in April 2018, the Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, announced the replacement of LIBOR with a new index, calculated by short-term repurchase agreements collateralized by U.S. Treasury securities, called the Secured Overnight Financing Rate, or the SOFR. At this time, it is not possible to predict whether SOFR will attain market traction as a LIBOR replacement tool, and the future of LIBOR is still uncertain. As such, the potential effect of the phase-out or replacement of LIBOR on our cost of capital and net investment income cannot yet be determined.

Actions by the British Bankers’ Association, the United Kingdom Financial Conduct Authority or other regulators or law enforcement agencies as a result of these or future events, may result in changes to the manner in which LIBOR is determined. Potential changes, or uncertainty related to such potential changes, may adversely affect the market for LIBOR-based securities, including the Fund’s portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of the Fund’s portfolio of LIBOR-indexed, floating-rate debt securities.

The Fund’s portfolio companies may incur debt that ranks equally with, or senior to, the Fund’s investments in such companies.

The Fund’s portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which the Fund invests. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the debt instruments in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to the Fund’s investment in that portfolio company would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where the Fund’s debt investments could be subordinated to claims of other creditors or the Fund could be subject to lender liability claims.

Even though the Fund intends to generally invest in Senior Loans, if one of its portfolio companies were to go bankrupt, depending on the facts and circumstances, a bankruptcy court might recharacterize the Fund’s debt investment and subordinate all or a portion of its claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, the Fund’s legal rights may be subordinated to other creditors. The Fund may also be subject to lender liability claims for actions taken by it with respect to a borrower’s business or instances where the Fund exercises control over the borrower. A number of judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of the Fund’s debt investments, it may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a shareholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.” Because of the nature of the Fund’s debt investments, it may be subject to claims of equitable subordination.

The preceding discussion is based upon principles of U.S. federal and state laws. Insofar as debt investments are obligations of non-U.S. obligors, the laws of certain foreign jurisdictions may impose liability upon lenders or bondholders under factual circumstances similar to those described above, with consequences that may or may not be analogous to those described above under U.S. federal and state laws.

The Fund may invest in obligations of non-U.S. obligors, which involve certain risks related to regional economic conditions and risks not normally associated with investments in the obligations of sovereign and corporate obligors located in the United States.

Investments in the obligations of non-U.S. obligors involve certain special risks related to regional economic conditions and sovereign risks which are not normally associated with investments in the obligations of sovereign and corporate obligors located in the United States. The Fund is unable to provide any information regarding the specific risks associated with purchasing a loan, participation interest or other investment governed by a law other than those of a U.S. jurisdiction. These risks may include economic uncertainty, fluctuations of currency exchange rates, lower levels of disclosure and regulation in foreign securities markets, confiscatory taxation, taxation of income earned in foreign nations or other taxes or restrictions imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments) and uncertainties as to the status, interpretation and application of laws including, but not limited to, those relating to insolvency. In addition, there is often less publicly available information about non-U.S. obligors than about sovereign and corporate obligors in the United States. Sovereign and corporate obligors in countries other than the United States may not be subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements for both foreign public and private obligors may not be comparable to those applicable to U.S. companies. It also may be difficult to obtain and enforce a judgment relating to investments issued by a non-U.S. obligor in a court outside the United States.

The Fund generally will not control its portfolio companies.

The Fund generally will not control its portfolio companies, even though it may have board of directors representation or board of directors observation rights, and the Fund’s debt agreements may contain certain restrictive covenants. As a result, the Fund is subject to the risk that a portfolio company in which it invests may make business decisions with which the Fund disagrees and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as debt investors. Due to the lack of liquidity for the Fund’s investments in privately held companies, it may not be able to dispose of its interests in its portfolio companies as readily as it would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of the Fund’s portfolio holdings.

Defaults by portfolio companies will harm the Fund’s operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that the Fund holds. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

The Fund may hold Senior Loans issued by companies that may enter into bankruptcy proceedings.

Senior Loan issuers may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may be significantly less than the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs of a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, the Fund’s influence with respect to the class of securities or other obligations it owns may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

The Fund may participate on creditors’ committees to negotiate the management of financially troubled companies.

The Fund may (through an agent) participate on committees formed by creditors to negotiate the management of financially troubled companies that may or may not be in bankruptcy or the Fund may seek to negotiate directly with the debtors with respect to restructuring issues. If the Fund joins a creditors’ committee, the participants of the committee would be interested in obtaining an outcome that is in their respective individual best interests and there can be no assurance of obtaining results most favorable to the Fund’s interests. By participating on such committees, the Fund may be deemed to have duties to other creditors represented by the committees, which might expose it to liability to such other creditors who disagree with the Fund’s actions.

The Fund may also be provided with material non-public information that may restrict its ability to trade in such company’s securities. While the Fund intends to comply with all applicable securities laws and to make judgments concerning restrictions on trading in good faith, the Fund may trade in a company’s securities while engaged in such company’s restructuring activities. Such trading creates a risk of litigation and liability that may cause the Fund to incur significant legal fees and potential losses.

Engaging in hedging transactions may expose the Fund to additional risks.

The Fund may enter into interest rate or currency hedges. Hedging against interest rate and currency fluctuations expose the Fund to additional risks and could harm its financial performance. The Fund’s use of hedging would not eliminate the risk that the value of its investments could decline or that its investment performance would be better off if it did not hedge. The effectiveness of the Fund’s hedging is dependent on the price it pays for the hedge and the correlation of the hedge to the risk it is designed to mitigate. It may arise that the cost of a hedging instrument exceeds its expected benefits or that an instrument may not hedge all of the risk for which it was designed to mitigate. Additionally, the use of hedging instruments exposes the Fund to counterparty risk including the failure to perform under the contract such as nonpayment. In the case of the early termination of a hedge agreement upon the occurrence of certain events of default or termination events set forth in the hedge agreement the Fund may be required to make a payment to the hedge provider.

Risks Associated with OID and PIK Interest Income.

Although the Fund does not expect that a significant portion of its income will be comprised of original issue discount (“OID”), which may include payment-in-kind (“PIK”) interest, the Fund may make investments that include OID and PIK components. To the extent OID and PIK interest income constitute a portion of the Fund’s income, it will be exposed to risks associated with such income being required to be included in an accounting income and taxable income prior to receipt of cash, including the following:

●	OID instruments and PIK securities may have unreliable valuations because the accretion of OID as interest income and the continuing accruals of PIK securities require judgments about their collectability and the collectability of deferred payments and the value of any associated collateral.

●	OID instruments may create heightened credit risks because the inducement to the borrower to accept higher interest rates in exchange for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower.

●	For accounting purposes, cash distributions to shareholders that include a component of accreted OID income do not come from paid-in capital, although they may be paid from offering proceeds. Thus, although a distribution of accreted OID income may come from the cash invested by the shareholders, the 1940 Act does not require that shareholders be given notice of this fact.

●	The higher interest rates on PIK securities reflects the payment deferral and increased credit risk associated with such instruments and PIK securities generally represent a significantly higher credit risk than coupon loans.

●	The presence of accreted OID income and PIK interest income create the risk of non-refundable cash payments to the Adviser in the form of incentive fees on income based on non-cash accreted OID income and PIK interest income accruals that may never be realized.

●	Even if the conditions for income accrual under Generally Accepted Accounting Principles (“GAAP”) are satisfied, borrowers could still default when actual payment is due at the maturity of such loan.

●	PIK interest has the effect of generating investment income and increasing the incentive fees payable at a compounding rate. In addition, the deferral of PIK interest also reduces the loan-to-value ratio at a compounding rate.

Prepayments of Senior Loans by portfolio companies could adversely impact the Fund’s results of operations and reduce its return on equity.

The Fund is subject to the risk that its investments in Senior Loans may be repaid prior to maturity. When this occurs, the Fund will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt representing the Senior Loan being prepaid, and the Fund could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, the Fund’s results of operations could be materially adversely affected if one or more portfolio companies elect to prepay amounts owed to the Fund. Additionally, prepayments, net of prepayment fees, could negatively impact return on equity.

Risks Relating to Debt Financing

The Fund currently incurs indebtedness to make investments, which magnifies the potential for gain or loss on amounts invested in the Fund and may increase the risk of investing in the Fund.

The use of borrowings and other types of financing, also known as leverage, magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in the Fund. When the Fund uses leverage to partially finance its investments, through borrowing from banks and other lenders or issuing debt securities, the Fund, and therefore its shareholders, will experience increased risks. Any lenders and debt holders would have fixed dollar claims on the Fund’s assets that are senior to the claims of its shareholders. If the value of the Fund’s assets increases, then leverage would cause the net asset value attributable to its shares to increase more sharply than it would have had the Fund not utilized leverage.

Conversely, if the value of the Fund’s assets decreases, leverage would cause net asset value to decline more sharply than it otherwise would have had the Fund not utilized leverage. Similarly, any increase in the Fund’s income in excess of interest payable on its indebtedness would cause its net investment income to increase more than it would without leverage, while any decrease in the Fund’s income would cause net investment income to decline more sharply than it would have had it not utilized leverage. Such a decline could negatively affect the Fund’s ability to make distributions to shareholders.

Leverage is generally considered a speculative investment technique.

Illustration. The following table illustrates the effect of leverage on returns from an investment in shares of the Fund assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $150.0 million in total assets, (ii) a weighted average cost of funds of 5.50%%, (iii) $50.0 million in debt outstanding (i.e., assumes that the maximum amount of debt permitted under the 1940 Act minimum asset coverage requirement is outstanding as of December 31, 2019) and (iv) $100.0 million in shareholders’ equity. In order to compute the “Corresponding return to shareholders,” the “Assumed Return on Our Portfolio (net of expenses)” is multiplied by the assumed total assets to obtain an assumed return to us. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds times the assumed debt outstanding, and the product is subtracted from the assumed return to us in order to determine the return available to shareholders. The return available to shareholders is then divided by our shareholders’ equity to determine the “Corresponding return to shareholders.” Actual interest payments may be different.

Assumed Return on Our Portfolio (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding return to shareholders	-17.75%	-10.25%	-2.75%	4.75%	12.25%

Similarly, assuming (i) $150.0 million in total assets, (ii) a weighted average cost of funds of 5.50% and (iii) $50.0 million in debt outstanding (i.e., assuming that the maximum amount of debt permitted under the 1940 Act minimum asset coverage requirement is outstanding as of December 31, 2019), the Fund’s assets would need to yield an annual return (net of expenses) of approximately 1.84% in order to cover the annual interest payments on its outstanding debt.

The Fund’s business could be adversely affected in the event it defaults under the Facility or any future credit or other borrowing facility.

The Company has entered into the Facility that provides for a $35.0 million revolving line of credit, which allows it to borrow funds to make investments. If the Reorganization is completed, the Facility will be assigned to the Fund. In the event the Fund were to default under the Facility or any future credit or other borrowing facility, its business could be adversely affected as it may be forced to sell a portion of its investments quickly and prematurely at what may be disadvantageous prices in order to meet its outstanding payment obligations and/or support working capital requirements under such credit facility or such future credit or other borrowing facility, any of which would have a material adverse effect on the Fund’s business, ability to pay dividends, financial condition, results of operations and cash flows. If the Fund were unable to obtain a waiver of a default from the lenders or holders of that indebtedness, as applicable, those lenders or holders could accelerate repayment under that indebtedness, which may result in cross- acceleration of other indebtedness. An acceleration could have a material adverse impact on the Fund’s business, financial condition and results of operations.

In addition, following any such default, the agent for the lenders under the Facility or such future credit or other borrowing facility could assume control of the disposition of any or all of the Fund’s assets, including the selection of such assets to be disposed and the timing of such disposition, which could have a material adverse effect on the Fund’s business, financial condition, results of operations and cash flows.

Lastly, as a result of any such default, the Fund may be unable to obtain additional leverage, which could, in turn, affect its return on capital.

The Fund may be subject to restrictions under the Facility and any future credit or other borrowing facility that could adversely impact its business.

The Facility, and any future credit or other borrowing facility, may be backed by all or a portion of the Fund’s loans and securities on which the lenders may have a security interest. The Fund may pledge up to 100% of its assets and may grant a security interest in all of its assets under the terms of any debt instrument it enters into with lenders. The Fund expects that any security interests it grants will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, the Fund expects that the custodian for its securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If the Fund were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of the Fund’s assets securing such debt, which would have a material adverse effect on its business, financial condition, results of operations and cash flows.

In addition, any security interests, as well as negative covenants, included in the Facility or any future credit or other borrowing facility may limit the Fund’s ability to create liens on assets to secure additional debt and may make it difficult for the Fund to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if the Fund’s borrowing base under the Facility or any future credit or other borrowing facility were to decrease, the Fund would be required to secure additional assets in an amount equal to any borrowing base deficiency.

In addition, under the Facility or any future credit or other borrowing facilities, the Fund may be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as restrictions on leverage, which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under either the Facility or any future credit or other borrowing facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on the Fund’s business and financial condition. This could reduce the Fund’s revenues and, by delaying any cash payment allowed to it under the Facility or any other borrowing facility until the lenders have been paid in full, reduce the Fund’s liquidity and cash flow and impair its ability to grow its business and/or make distributions to shareholders required to maintain its ability to be eligible for treatment as a RIC.

Because the Fund may use debt to finance certain of its investments, if market interest rates were to increase, its cost of capital could increase, which could reduce its net income. In addition, if additional debt were to become unavailable, it could have a materially adverse effect on the Fund’s business, financial condition and results of operations.

Because the Fund may borrow money to finance certain of its investments, its net income will depend, in part, upon the difference between the rate at which it borrow funds and the rate at which it invests those funds. As a result, a significant increase in market interest rates would have a greater material adverse effect on the Fund’s net income in the event it uses more debt to finance its investments. In periods of rising interest rates, the Fund’s cost of funds would increase, which could reduce its net income. In addition, if a credit facility were to become unavailable to the Fund and attractive alternative financing sources were not available, it could have a materially adverse effect on the Fund’s business, financial condition and results of operations.

In addition, a rise in the general level of interest rates typically leads to higher interest rates applicable to the Fund’s secured loans. Accordingly, an increase in interest rates may result in an increase of the Fund’s income and, as a result, an increase in the incentive fee payable to the Adviser.

The base management and incentive fee structure we have with the Adviser may create incentives that are not fully aligned with the interests of shareholders.

In the course of the Fund’s investing activities, it pays a base management fee and an incentive fee to the Adviser. The New Advisory Agreement that the Fund will enter into with the Adviser provides that the base management fee is based on the value of its gross assets. As a result, investors in the Fund will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on the value of the Fund’s total assets, the Adviser benefits when the Fund incurs debt or uses leverage. This fee structure may encourage the Adviser to cause the Fund to borrow money to finance additional investments. Additionally, because the “hurdle” rate with respect to the portion of the incentive fee based on investment income is fixed, any increase in the use of leverage is likely to increase such portion of the incentive fee because the use of leverage could result in an increase in net income. As a result of this arrangement, the Adviser may from time to time have interests that differ from those of shareholders, giving rise to a conflict.

The Fund may enter into repurchase agreements, which may affect the value of your investment.

The Fund may enter into repurchase agreements as part of its management of its temporary investment portfolio. The use of repurchase agreements, if any, involves many of the same risks involved in our use of leverage, as the proceeds from repurchase agreements generally will be invested in additional securities. Also, the Fund would be exposed to the credit risk of the seller of the securities under a repurchase agreement. For example, if a seller of securities under a repurchase agreement were to file for bankruptcy or experience insolvency, the Fund may be adversely affected and that may have a negative effect on its results of operations and your investment.

 Risks Related to an Investment in the Fund’s Shares of Beneficial Interest

The timing of the Fund’s repurchase offers pursuant to its Repurchase Program may be at a time that is disadvantageous to shareholders.

When the Fund makes repurchase offers pursuant to its Repurchase Program, it may offer to repurchase shares at a price that is lower than the price that investors paid for shares in the offering. As a result, to the extent investors have the ability to sell their shares to the Fund as part of the Repurchase Program, the price at which an investor may sell shares, which will be equal to the Fund’s NAV per share as of the date of repurchase, may be lower than what an investor paid in connection with the purchase of shares in the offering.

In addition, in the event an investor chooses to participate in the Repurchase Program, the investor will be required to provide the Fund with notice of intent to participate prior to knowing what the NAV per share will be on the repurchase date. Although an investor will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent an investor seeks to sell shares to the Fund as part of the Repurchase Program, the investor will be required to do so without knowledge of what the repurchase price of the shares will be on the repurchase date.

Certain provisions of the Fund’s declaration of trust and bylaws could deter takeover attempts and have an adverse impact on the value of its shares.

The Fund’s declaration of trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the board of trustees, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the Fund’s expenses and interfering with its normal operations. The trustees are elected for indefinite terms and do not stand for reelection. Also, the Fund does not intend to hold annual meetings of its shareholders. A trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining trustees. In addition, pursuant to the 1940 Act, a trustee may be removed by a vote of the holders of at least two-thirds of the outstanding shares that are entitled to elect a trustee and that are entitled to vote on the matter.

Federal Income Tax Risks

If the Fund fails to qualify or maintain its qualification as a RIC, it would be subject to certain corporate-level taxes.

To obtain and maintain RIC tax treatment under the Code, the Fund must meet the following annual distribution, income source and asset diversification requirements.

●	The annual distribution requirement for a RIC will be satisfied if the Fund distributes to its shareholders on an annual basis at least 90% of its net ordinary income and net short-term capital gain in excess of net long-term capital loss, if any. The Fund will be subject to corporate- level U.S. federal income tax on any of its undistributed income or gain. Additionally, the Fund will be subject to a 4% nondeductible federal excise tax to the extent that it does not satisfy certain additional minimum distribution requirements on a calendar-year basis. Because the Fund may use debt financing, it is subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict it from making distributions necessary to satisfy the distribution requirement. If the Fund is unable to obtain cash from other sources, it could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

●	The income source requirement will be satisfied if the Fund obtains at least 90% of its gross income for each year from dividends, interest, gains from the sale of shares or securities or similar sources.

●	The asset diversification requirements must be satisfied at the end of each quarter of the Fund’s taxable year. At least 50% of the value of the Fund’s assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of the Fund’s assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of the Fund’s investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If the Fund fails to qualify for or maintain RIC tax treatment for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount available for distributions. The Fund may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes.

The Fund may have difficulty paying its required distributions if it recognizes income before or without receiving cash representing such income.

For federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which it does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund e must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received in the same taxable year. The Fund may also have to include in income other amounts that it has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. The Fund anticipates that a portion of its income may constitute OID or other income required to be included in taxable income prior to receipt of cash. Further, the Fund may elect to amortize market discount and include such amounts in its taxable income in the current year, instead of upon disposition, as an election not to do so would limit its ability to deduct interest expenses for tax purposes, which is subject to other limitations under U.S. federal income tax law.

Because any OID or other amounts accrued will be included in the Fund’s investment company taxable income for the year of the accrual, it may be required to make a distribution to its shareholders in order to satisfy the annual distribution requirement even though it will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. The Fund may have to sell some of its investments at times or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and become subject to corporate-level income tax.

The Fund may be subject to adverse legislative or regulatory tax changes that could increase its tax liability, reduce its operating flexibility and reduce the price of its shares.

In recent years, numerous legislative, judicial and administrative changes have been made in the provisions of the federal income tax laws applicable to investments similar to an investment in the Fund’s shares. In particular, the Tax Cuts and Jobs Act of 2017 (the “Tax Act”) included sweeping changes to U.S. tax laws and represented the most significant changes to the Code since 1986. Additional changes to the tax laws are likely to continue to occur, and the Fund cannot assure you that any such changes will not adversely affect your taxation, the investment in the Fund’s shares or the market value or the resale potential of its assets. You are urged to consult with your own tax advisor with respect to the impact of recent legislation, including the Tax Act, on your investment in the Fund’s shares and the status of legislative, regulatory or administrative developments and proposals and their potential effect on an investment in its shares.

MANAGEMENT – FLAT ROCK CORE INCOME FUND

Board of Trustees

The Fund’s business and affairs are managed under the direction of its board of trustees. The responsibilities of the board of trustees include, among other things, the oversight of the Fund’s investment activities, the quarterly valuation of its assets, oversight of its financing arrangements and corporate governance activities. The board of trustees consists of three members, two of whom are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Fund or of the Adviser and are “independent,” as determined by the board of trustees. These individuals are referred to as the Independent Trustees. The board of trustees elects the executive officers of the Fund, who serve at the discretion of the board of trustees.

Investment Adviser

The Adviser is a registered investment adviser under the Advisers Act. The Adviser was formed as a Delaware limited liability company on November 28, 2016.

The Adviser is also the investment adviser to Flat Rock Opportunity Fund, a non-diversified, closed-end management investment company that operates as an interval fund and commenced operations in 2018. The Adviser had approximately $155 million of assets under management as of December 31, 2019. The Adviser is controlled by Robert K. Grunewald, the Chairman and Chief Executive Officer of the Fund. Mr. Grunewald has over 25 years of experience in BDCs, middle market finance, private equity and investment banking.

New Advisory Agreement

Under the general supervision of the board of trustees, the Adviser will carry out the investment and reinvestment of the Fund’s net assets, will furnish continuously an investment program with respect to the Fund, and determine which securities should be purchased, sold or exchanged. In addition, the Adviser will supervise and provide oversight of the Fund’s service providers. The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser is obligated to pay expenses associated with providing the services stated in the New Advisory Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management of the Fund. A discussion regarding the basis for the Board’s approval of the New Advisory Agreement will be available in the Fund’s first annual report to shareholders dated December 31, 2020.

Pursuant to the New Advisory Agreement between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.375% of the Fund’s average gross assets. The management fee is payable quarterly in arrears and is calculated based on the average value of the Fund’s average gross assets at the end of the two most recently completed calendar quarters. The management fee for any partial month or quarter will be appropriately pro-rated.

The incentive fee is calculated and payable quarterly in arrears based on 15% of the Fund’s pre-incentive fee net investment income for the immediately preceding quarter. The payment of the subordinated incentive fee on income is subject to payment of a preferred return to investors each quarter, expressed as a quarterly rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 1.5% (6.0% annualized), subject to a “catch up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the base management fee, expenses reimbursed to the Adviser under the New Advisory Agreement and any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

●	No incentive fee is payable to the Adviser in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the preferred return of 1.5%;

●	100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the preferred return but is less than or equal to 1.764% in any calendar quarter (7.056% annualized) is payable to the Adviser. This portion of the subordinated incentive fee on income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund’s pre-incentive fee net investment income when its pre-incentive fee net investment income reaches 1.764% (7.056% annualized) in any calendar quarter; and

●	15.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.764% in any calendar quarter (7.056% annualized) is payable to the Adviser.

Portfolio Management

The members of the Adviser’s investment committee also serve as portfolio managers for the Fund.

Robert K. Grunewald has served as portfolio manager since the Fund’s inception. Mr. Grunewald has over 25 years of experience with middle-market finance, BDCs and asset management. He has served as Chief Executive Officer of Flat Rock Global since 2016, President and Chief Executive Officer of Flat Rock Capital Corp. since 2017, and President and Chief Executive Officer of Flat Rock Opportunity Fund since 2018. From 2011 to 2015 served as the President and Chief Investment Officer of Business Development Corp. of America.

Richard A. Petrocelli has served as portfolio manager since the Fund’s inception. He has served as Chief Operating Officer, Chief Financial Officer and Chief Compliance Officer of Flat Rock Global since 2016, Chief Operating Officer, Chief Financial Officer and Chief Compliance Officer of Flat Rock Capital Corp. since 2017, and Chief Operating Officer, Chief Financial Officer and Chief Compliance Officer of Flat Rock Opportunity Fund since 2018. From 2014-2015 served as Chief Financial officer of Fifth Street Finance Corp. and Fifth Street Senior Floating Rate Corp. Prior to 2014, Mr. Petrocelli spent 16 years with Saratoga Partners.

Administrator

ALPS Fund Services, Inc. (the “Administrator”) will serve as administrator of the Fund. Pursuant to the Administrative Services Agreement, the Administrator will furnish the Fund with the provisions of clerical and other administrative services, including marketing, investor relations and accounting services and maintenance of certain books and records on its behalf. In addition, the Administrator will perform the calculation and publication of the Fund’s NAV and will oversee the preparation and filing of the Fund’s tax returns, the payment of its expenses and the performance oversight of various third- party service providers.

In accordance with the Administrative Services Agreement, the Administrator will be paid the greater of a minimum fee or fees based on the annual net assets of the Fund plus out of pocket expenses, payable quarterly in arrears (the “Administration Fee”), in connection with providing services to the Fund.

Transfer Agent

DST Systems, Inc., located at 430 W 7th Street, Suite 219238, Kansas City, MO 64105, serves as the Transfer Agent.

Custodian

U.S. Bank, with principal offices at 1555 N. Rivercenter Drive, MK-WI-5302, Milwaukee, Wisconsin 53212, serves as custodian for the securities and cash for the Fund’s portfolio. Under the Custody Agreement, U.S. Bank holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Estimated Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the New Advisory Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management of the Fund. Notwithstanding the foregoing, pursuant to the terms of the New Advisory Agreement, the Fund must reimburse the Adviser for certain of these expenses.

The Fund will bear all other costs and expenses for the administration of its business and shall reimburse the Adviser for any such costs and expenses that have been paid by the Adviser on its behalf. These costs and expenses shall include, but not be limited to:

(i)	the cost of calculating the net asset value of the Fund’s shares, including the cost of any third-party valuation services;

(ii)	the cost of effecting sales and repurchases of the Fund’s shares and other securities;

(iii)	management and incentive fees payable to the Adviser pursuant to the New Advisory Agreement;

(iv)	transfer agent and custodial fees;

(v)	fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events);

(vi)	federal and state registration fees;

(vii)	federal, state and local taxes;

(viii)	interest payable on debt, if any, incurred to finance the Fund’s investments;

(ix)	the fees and expenses of any member of the board of trustees who is not an interested person (as defined in the 1940 Act) of the Adviser or a Sub-Adviser;

(x)	brokerage commissions for the Fund’s investments;

(xi)	costs of proxy statements, shareholders’ reports and notices;

(xii)	costs associated with the Fund’s reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

(xiii)	fidelity bond, trustees and officers errors and omissions liability insurance and other insurance premiums;

(xiv)	direct costs such as printing, mailing, long distance telephone and staff costs; and

(xv)	fees and expenses associated with independent accountants, independent and internal audit, and outside legal costs; and

(xvi)	all other offering expenses incurred by the Adviser in performing its obligations.

Affiliated Brokerage

The New Advisory Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of our securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons

A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this Proxy Statement/Prospectus, there are no control persons of the Fund, as the Fund has not commenced operations.

DESCRIPTION OF CAPITAL STRUCTURE, SHARES AND ADDITIONAL INFORMATION – FLAT ROCK CORE INCOME FUND

Description of Capital Structure and Shares

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on June 11, 2020.

Shares of Beneficial Interest

The Declaration of Trust authorizes the Fund’s issuance of an unlimited number of shares of beneficial interest, par value $0.001 per share. There is currently no market for the Fund’s shares and it does not expect that a market for its shares will develop in the foreseeable future. Pursuant to the Declaration of Trust and as permitted by Delaware law, shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, as amended (the “DGCL”) and therefore generally will not be personally liable for the Fund’s debts or obligations.

Shares

Under the terms of the Declaration of Trust, all shares, when consideration for shares is received by the Fund, will be fully paid and nonassessable. Distributions may be paid to shareholders if, as and when authorized and declared by the Board. Shares will have no preference, preemptive, appraisal, conversion, exchange or redemption rights, and will be freely transferable. The Declaration of Trust provides that the board of trustees shall have the power to repurchase or redeem shares. In the event of the Fund’s dissolution, after the Fund pays or adequately provides for the payment of all claims and obligations of the Fund, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the board of trustees, each share will be entitled to receive, according to its respective rights, a pro rata portion of the Fund’s assets available for distribution for the applicable class, subject to any preferential rights of holders of the Fund’s outstanding preferred shares, if any. Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share will be entitled to a proportionate fractional vote. Shareholders shall be entitled to vote on all matters on which a vote of shareholders is required by the 1940 Act, the Declaration of Trust or a resolution of the Board. There will be no cumulative voting in the election or removal of Trustees. Under the Declaration of Trust, the Fund is not required to hold annual meetings of shareholders. The Fund only expects to hold shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of shareholders.

Preferred Shares and Other Securities

The Declaration of Trust provides that the board of trustees may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than common shares of beneficial interest (including preferred Shares, debt securities or other senior securities), by action of the board of trustees without the approval of shareholders. The board of trustees may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the board of trustees sees fit.

Preferred Shares could be issued with rights and preferences that would adversely affect shareholders. Preferred shares could also be used as an anti-takeover device. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of preferred shares and before any distribution is made with respect to the shares and before any purchase of shares is made, the aggregate involuntary liquidation preference of such preferred shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of preferred shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares. The Fund does not plan to issue preferred shares within twelve months of the effectiveness of its registration statement.

The following table shows the amounts of the Fund’s shares that have been authorized and are outstanding as of [     ], 2020:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Shown Under (3)
Shares of beneficial interest	Unlimited	None	[ ]

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Pursuant to the Declaration of Trust, Trustees and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.

Except as otherwise provided in the Declaration of Trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the Declaration of Trust.

The Fund will enter into the New Advisory Agreement with the Adviser. The New Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error of judgment or mistake of law or for any loss the Fund suffers.

Pursuant to the Declaration of Trust, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Number of Trustees; Appointment of Trustees; Vacancies; Removal

The Declaration of Trust provides that the number of Trustees shall be no less than one and no more than 15, as determined in writing by a majority of the Trustees then in office. As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the board of trustees by the appointment of such persons by a majority of the Trustees then in office. Each Trustee shall hold office until his or her successor shall have been appointed pursuant to the Declaration of Trust. To the extent that the 1940 Act requires that Trustees be elected by shareholders, any such Trustees will be elected by a plurality of all shares voted at a meeting of shareholders at which a quorum is present.

The Declaration of Trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the Declaration of Trust) (i) with cause, by at least two-thirds (66 2/3%) of the remaining Trustees; or (ii) without cause, by all of the remaining Trustees.

Action by Shareholders

The Declaration of Trust provides that shareholder action can be taken only at a meeting of shareholders or by unanimous written consent in lieu of a meeting. Subject to the 1940 Act, the Declaration of Trust or a resolution of the board of trustees specifying a greater or lesser vote requirement, the affirmative vote of a majority of shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the shareholders with respect to any matter submitted to a vote of the shareholders.

Amendment of Declaration of Trust and Bylaws

Subject to the provisions of the 1940 Act, pursuant to the Declaration of Trust, the board of trustees may amend the Declaration of Trust without any vote of shareholders. Pursuant to the Declaration of Trust and bylaws, the board of trustees has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.

No Appraisal Rights

In certain extraordinary transactions, some jurisdictions provide the right to dissenting shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Declaration of Trust provides that shares shall not entitle shareholders to appraisal rights.

Conflict with Applicable Laws and Regulations

The Declaration of Trust provides that if and to the extent that any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Fund as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or affect the validity of any action taken or omitted to be taken prior to such determination.

Anti-Takeover Provisions in The Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the board of trustees. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office (i) with cause only by a written instrument signed or adopted by two-thirds of the remaining Trustees; or (ii) without cause only by a written instrument signed or adopted by all of the remaining Trustees. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Distribution Policy

Subject to the discretion of the board of trustees and applicable legal restrictions, the Fund intends to authorize and declare ordinary cash distributions on a monthly basis and to pay such distributions on a monthly basis. The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.

The Fund intends to make a distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The distribution rate may be modified by the board of trustees from time to time.

To the extent that any portion of the Fund’s monthly distributions is considered a return of capital to shareholders, such portion would not be considered dividends for U.S. federal income tax purposes, and would represent a return of the amounts that such shareholders invested. Although such return of capital distributions are not currently taxable to shareholders, such distributions will have the effect of lowering a shareholder’s tax basis in such shares, and could result in a higher tax liability when the shares are sold, even if they have not increased in value, or in fact, have lost value. The Fund’s final distribution for each tax year may include any remaining investment company taxable income and net tax-exempt income undistributed during the tax year, as well as any undistributed net capital gain realized during the tax year. If the total distributions made in any tax year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. This distribution policy, may, under certain circumstances, have adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase its expense ratio. The distribution policy also may cause the Fund to sell securities at a time it would not otherwise do so to manage the distribution of income and gain. The initial distribution will be declared on a date following the closing of the Reorganization determined by the board of trustees.

Each year, a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be furnished to shareholders subject to IRS reporting. The Fund’s ordinary distributions may exceed its earnings, especially during the period before it has substantially invested the proceeds from its public offering. To the extent that the Fund pays distributions to shareholders using proceeds it receives, such distributions generally would constitute a return of investor capital and generally will lower an investor’s tax basis in his or her shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Fund’s investment activities. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

Distribution Reinvestment Policy

The Fund will operate under a distribution reinvestment policy administered by DST Systems, Inc. (the “Transfer Agent”). Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares under the distribution reinvestment policy. Shareholders who elect not to participate in the distribution reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions, net of any applicable U.S. withholding tax, are reinvested in the Fund.

Shareholders automatically participate in the distribution reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have distributions automatically reinvested should so notify the Transfer Agent in writing at P.O. Box 219238, Kansas City, Missouri 64121. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the distribution or the shareholder will receive such distribution in shares through the distribution reinvestment policy. Under the distribution reinvestment policy, the Fund’s distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized newly issued shares from the Fund. The number of shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the NAV per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the distribution reinvestment policy. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the distribution reinvestment policy, the Transfer Agent will administer the distribution reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the distribution reinvestment policy.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the distribution reinvestment policy, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither shall they be liable under the distribution reinvestment policy for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Certain U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the distribution reinvestment policy. There is no direct service charge to participants with regard to purchases under the distribution reinvestment policy; however, the Fund reserves the right to amend the distribution reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the distribution reinvestment policy should be directed to the Transfer Agent at P.O. Box 219238, Kansas City, Missouri 64121. Certain transactions can be performed by calling the toll free number (844) 292-0365.

Certain U.S. Federal Income Tax Matters

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in the Fund’s shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the Fund has not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold their shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

A “U.S. shareholder” generally is a beneficial owner of the Shares who is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

●	a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. shareholder” generally is a beneficial owner of shares that is not a U.S. shareholder. If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding shares should consult with the shareholder’s tax advisers with respect to the purchase, ownership and disposition of the shares.

Tax matters are complex and the tax consequences to an investor of an investment in shares will depend on the facts of the shareholder’s particular situation. The Fund encourages all investors to consult their respective tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

The Fund intends to elect to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not have to pay corporate-level federal income taxes on any income that the Fund distributes to its shareholders from the Fund’s tax earnings and profits. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, the Fund must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If the Fund (i) qualifies as a RIC and (ii) satisfies the Annual Distribution Requirement, then the Fund will not be subject to U.S. federal income tax on the portion of the Fund’s income distributed (or deemed distributed) to shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its shareholders. The Fund will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Fund distributes, in a timely manner, an amount at least equal to the sum of (i) 98% of the Fund’s net ordinary income for each calendar year, (ii) 98.2% of the Fund’s capital gain net income for the one-year period ending October 31 in that calendar year and (iii) any income recognized, but not distributed, in preceding years and on which the Fund paid no federal income tax, (the “Excise Tax Avoidance Requirement”). The Fund generally will endeavor in each taxable year to avoid any U.S. federal excise tax on its earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

●	derive in each taxable year at least 90% of the Fund’s gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to the Fund’s business of investing in such stock or securities (the 90% Income Test); and

●	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

○	at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets and more than 10% of the outstanding voting securities of the issuer; and

○	no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” (the “Diversification Tests”).

For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that the Fund has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. The Fund anticipates that a portion of the Fund’s income may constitute OID or other income required to be included in taxable income prior to receipt of cash.

Because any OID or other amounts accrued will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to the Fund’s shareholders in order to satisfy the Annual Distribution Requirement, even though the Fund will not have received all of the corresponding cash amount. As a result, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under the Code. The Fund may have to sell some of the Fund’s investments at times or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

If the Fund has to borrow funds or sell assets in order to satisfy the annual Distribution Requirements, the Fund may fail to meet the Diversification Tests and the 1940 Act prohibition on making distributions while debt obligations and senior securities are outstanding, unless certain “asset coverage” tests are met. Further, if the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

Taxation of U.S. Shareholders

Distributions by the Fund generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. To the extent such distributions paid by the Fund to non-corporate shareholders (including individuals) are attributable to certain dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a current maximum tax rate of 20%. It is anticipated that distributions paid by the Fund will generally not be attributable to dividends and, therefore, generally will not qualify for the current 20% maximum rate applicable to Qualifying Dividends. Distributions of the Fund’s net capital gains (which is generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains that are currently taxable at a current maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for these shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

The Fund may retain some or all of the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount, each U.S. shareholder will be required to include the shareholder’s share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to the shareholder’s allocable share of the tax paid thereon by the Fund. Because the Fund expects to pay tax on any retained capital gains at the Fund’s regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by U.S. shareholders taxed at individual rates on long-term capital gains, the amount of tax that individual U.S. shareholders will be treated as having paid will exceed the tax the shareholders owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s cost basis for the shareholder’s shares. In order to utilize the deemed distribution approach, the Fund must provide written notice to the Fund’s shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of the Fund’s investment company taxable income as a “deemed distribution.”

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. shareholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of that shareholder’s investment.

A shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of the shareholder’s shares. The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held these shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of the Fund’s shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of the shares may be disallowed if other shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in the shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses).

Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code.

If the Fund is not a publicly offered RIC for any period, a non-corporate shareholder’s pro rata portion of the Fund’s affected expenses, including the Fund’s management fees, will be treated as an additional dividend to the shareholder, who may not be able to claim an offsetting deduction for such expenses because miscellaneous itemized deductions have been suspended under the Tax Act. A “publicly offered” RIC is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While the Fund anticipates that it will constitute a publicly offered RIC for the Fund’s first tax year, there can be no assurance that the Fund will in fact so qualify for any of the Fund’s taxable years.

The Fund will send to each of the Fund’s U.S. shareholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the current 20% maximum rate). Dividends paid by the Fund generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because the Fund’s income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.

The Fund may be required to withhold U.S. federal income tax, or backup withholding from all distributions to any non-corporate U.S. shareholder (i) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies the Fund that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is the shareholder’s social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Taxation of non-U.S. Shareholders

Whether an investment in the shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their respective tax advisers before investing in the shares. Distributions of the Fund’s investment company taxable income to non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. shareholders directly) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, the Fund will not be required to withhold U.S. federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

For distributions made to non-U.S. shareholders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly reported to the Fund’s shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied.

Actual or deemed distributions of the Fund’s net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of the Shares, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States or (ii) such non-U.S. shareholder is an individual present in the United States for 183 days or more during the year of the distribution or gain.

If the Fund distributes the Fund’s net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder generally will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed) and gains realized upon the sale of the Fund’s shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a non-U.S. shareholder.

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that the shareholder is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends received after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. Depending on the status of a non-U.S. shareholder and the status of the intermediaries through which they hold their shares, non-U.S. shareholders could be subject to this 30% withholding tax with respect to distributions on their Shares and proceeds from the sale of their Shares. Shareholders may be requested to provide additional information to us to enable us to determine whether withholding is required, such as W-8BEN, W-8BEN-E or other applicable series W-8.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

If the Fund is unable to qualify for treatment as a RIC, the Fund will be subject to tax on all of the Fund’s taxable income at regular corporate rates, regardless of whether the Fund makes any distributions to the Fund’s shareholders. Distributions would not be required, and any dividend distributions would be taxable to the Fund’s shareholders as ordinary dividend income. Subject to certain limitations in the Code, such distributions would be eligible for the current 20% maximum rate to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain.

Possible Tax Law Changes

The foregoing discussion is only a summary and is based upon existing federal income tax law. Shareholders should recognize that the federal income tax treatment of an investment in the Fund may be modified at any time by legislative, judicial, or administrative action. Any such changes may have a retroactive effect with respect to existing transactions and investments and may modify the statements made above. In particular, the Tax Act includes sweeping changes to U.S. tax laws and represents the most significant changes to the Code since 1986. Shareholders are urged to consult with their own tax advisor with respect to the impact of recent legislation, including the Tax Act, on their investment in the Shares.

THE FOREGOING DISCUSSION SHOULD NOT BE CONSIDERED TO DESCRIBE FULLY THE FEDERAL INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT WITH THEIR TAX ADVISOR WITH RESPECT TO THE FEDERAL, STATE, LOCAL, AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

FINANCIAL HIGHLIGHTS – FLAT ROCK CORE INCOME FUND

Because the Fund is newly formed and has no performance history as of the date of this Proxy Statement/Prospectus, a financial highlights table for the Fund has not been included.

RISK FACTORS – THE COMPANY

Some of the principal risks applicable only to the Company are listed below and are related to the Company’s election to be regulated as a BDC.

Risks Related to Business Development Companies

The failure to invest a sufficient portion of the Company’s assets in qualifying assets could result in failure to maintain the Company’s status as a BDC.

As a BDC, the Company may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of its total assets are qualifying assets. Therefore, the Company may be precluded from investing in what the Company believes are attractive investments if such investments are not qualifying assets. If the Company fails to invest a sufficient portion of its assets in qualifying assets, the Company could lose its status as a BDC, which could have a material adverse effect on the Company’s business, financial condition and results of operations. Similarly, these rules could prevent the Company from making additional investments in existing portfolio companies, which could result in the dilution of the Company’s position, or could require the Company to dispose of investments at an inopportune time to comply with the 1940 Act. If the Company were forced to sell non-qualifying investments in its portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain status as a BDC would reduce the Company’s operating flexibility.

If the Company does not maintain its status as a BDC, it would be regulated as a closed-end investment company under the 1940 Act, which would subject it to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease its operating flexibility.

Recent legislation allows the Company to incur additional leverage.

The 1940 Act generally prohibits BDCs from incurring indebtedness unless immediately after such borrowing, the BDC has an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of its assets). However, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation, BDCs are permitted to increase their leverage capacity if stockholders representing at least a majority of the votes cast, when a quorum is present, approve a proposal to do so. Alternatively, the legislation allows the majority of a BDC’s independent directors to approve an increase in the BDC’s leverage capacity, and such approval would become effective after one year. In addition, the legislation requires non-listed BDCs to offer to repurchase 25% of its securities each quarter following the calendar quarter in which the BDC obtains such approval from its independent directors. In either case, BDCs are required to make certain disclosures on their websites and in SEC filings regarding, among other things, the receipt of approval to increase their leverage, their leverage capacity and usage, and risks related to leverage.

On May 30, 2018, the Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act. In order to comply with the requirement that the Company extend, within twelve months of May 30, 2018, to each of its stockholders as of May 30, 2018, the opportunity to sell the securities held by that stockholder as of that date, the Company completed four separate tender offers, each of which offered to repurchase up to 25% of the total number of shares outstanding as of the date immediately prior to the date of the tender offer. As a result, the Company became eligible beginning on May 30, 2019 to incur leverage up to an amount that reduces its asset coverage ratio from 200% to 150%.

Leverage magnifies the potential for loss on investments in the Company’s indebtedness and on invested equity capital. As the Company uses leverage to partially finance its investments, you will experience increased risks of investing in the Company’s securities. If the value of the Company’s assets increases, then leveraging would cause the net asset value attributable to its common stock to increase more sharply than it would have had it not leveraged. Conversely, if the value of the Company’s assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had the Company not leveraged its business. Similarly, any increase in the Company’s income in excess of interest payable on the borrowed funds would cause its net investment income to increase more than it would without the leverage, while any decrease in its income would cause net investment income to decline more sharply than it would have had it not borrowed. Such a decline could negatively affect the Company’s ability to pay common stock dividends, scheduled debt payments or other payments related to the Company’s shares. Leverage is generally considered a speculative investment technique.

Risks Relating to the Company’s Private Offering and Its Common Stock

The Company’s shares will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, investors that purchase shares will have limited liquidity.

The Company’s shares of common stock are illiquid assets for which there is not expected to be any secondary market nor is it expected that any will develop in the future. The Company intends to explore a potential liquidity event for its stockholders between five and seven years following the completion of its offering stage. However, there can be no assurance that the Company will complete a liquidity event within such time or at all. The Company expects that its board of directors, in the exercise of its duties, will determine to pursue a liquidity event when it believes that then-current market conditions are favorable for a liquidity event, and that such an event is in the Company’s best interests. A liquidity event could include (1) the sale of all or substantially all of the Company’s assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of the Company’s shares on a national securities exchange or (3) a merger or another transaction approved by the Board in which stockholders will receive cash or shares of a publicly traded company.

While the Company’s intention is to explore a potential liquidity event between five and seven years following the completion of its offering stage, which may be extended for an indefinite period of time, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe.

Under the terms of the Company’s Amended and Restated Articles of Incorporation (the “Charter”), the Board is authorized to issue shares of preferred stock with rights and privileges superior to common stockholders without common stockholder approval.

Even though the Company has no current intention to do so, under the terms of the Charter, the Board is authorized to issue shares of preferred stock in one or more classes or series without stockholder approval. The Board has discretion to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of preferred stock.

Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to the Company’s common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of the Company’s total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock.

Certain provisions of the Charter and bylaws as well as provisions of the Maryland General Corporation Law could deter takeover attempts and have an adverse impact on the value of the Company’s common stock.

The Charter and the bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire the Company. Under the Maryland General Corporation Law, “control shares” acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquirer, by officers or by employees who are directors of the corporation. The Company’s bylaws contain a provision exempting from the Control Share Acquisition Act under the Maryland General Corporation Law any and all acquisitions by any person of the Company’s shares of stock. The Board may amend the bylaws to remove that exemption in whole or in part without stockholder approval. It is the position of the staff of the SEC’s Division of Investment Management that if a BDC fails to amend its bylaws to opt out of the Control Share Acquisition Act, the BDC acts in a manner inconsistent with the 1940 Act.

Under the Maryland General Corporation Law, certain statutory provisions permit a corporation that is subject to the Exchange Act and that has at least three independent directors to be subject to certain corporate governance provisions notwithstanding any contrary provision in the corporation’s charter and bylaws. Among other provisions, a board of directors may classify itself without the vote of stockholders. Further, the Board, by electing into certain statutory provisions and notwithstanding any contrary provision in the Charter or bylaws, may (i) provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting, (ii) reserve for itself the right to fix the number of directors, and (iii) retain for itself the exclusive power to fill vacancies created by the death, removal or resignation of a director. A corporation may be prohibited by its charter or by resolution of its board of directors from electing to be subject to any of the provisions of the statute. The Company is not prohibited from implementing any or all of the statute.

Additionally, the Board may, without stockholder action, amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Company has authority to issue. These provisions may inhibit a change of control in circumstances that could give the holders of the Company’s common stock the opportunity to realize a premium over the value of their common stock.

PROPOSAL 4. AUTHORIZATION TO WITHDRAW ELECTION AS A BUSINESS DEVELOPMENT COMPANY

In connection with the proposed Reorganization described under “Proposal 1: The Reorganization” (the “Reorganization Proposal”), the Company is seeking authorization for the Board to withdraw the Company’s election to be treated as a BDC under the 1940 Act, contingent upon the approval of the Reorganization Proposal.

The Company is a Maryland corporation that is an externally managed, non-diversified, closed-end investment company that has elected to be regulated as a BDC under the 1940 Act.   As a part of its deliberations described above in connection with the Reorganization Proposal, the Board unanimously approved, on June 10, 2020, the proposal to authorize the Company to withdraw its BDC election under the 1940 Act, contingent upon stockholder approval of the Reorganization. If the Company’s stockholders approve the Reorganization and this proposal, the withdrawal will become effective upon receipt by the SEC of the Company’s election to withdraw which will coincide with the date of the closing of the transactions contemplated by the Reorganization Proposal.

The 1940 Act provides that a BDC may not change the nature of its business, so as to cease to be or withdraw its election as a BDC, unless it receives the approval of a majority of its issued and outstanding voting securities. Accordingly, the Company is hereby seeking stockholder authorization to approve the withdrawal of the Company’s election to be treated as a BDC.

Once the BDC election is withdrawn, the Company will not be subject to the limitations imposed on BDCs under the 1940 Act.  More specifically, Section 55(a) of the 1940 Act generally requires that BDCs have at least 70 percent of their investments in eligible assets (the “70% Test”) purchased in a private transaction from the issuer or an affiliate. Section 2(a)(46) of the 1940 Act defines “eligible portfolio company” to include a domestic company that is not itself an investment company (or a company excluded from the investment company definition under Section 3(c)), that does not have a class of securities outstanding upon which margin credit can be granted, consistent with the rules and regulations of the Fed (marginable securities), and that does not have a market capitalization above $250 million.

Under the terms of the Reorganization, the Company will transfer all of its assets to the Fund in exchange for shares of the Fund and the assumption by the Fund of all of the Company’s liabilities.  The Fund is a non-diversified closed-end management investment company that operates as an interval fund pursuant to Rule 23c3-3 of the 1940 Act.  After the Reorganization is completed, stockholders of the Company will be shareholders of the Fund, and the Company ultimately will be liquidated and dissolved.  For more information regarding the Fund, please refer to “Section III. Additional Information about the Company and the Fund” above.

In making this recommendation, and as part of their deliberations related to the Reorganization Proposal, the Board evaluated the benefits and drawbacks of continuing to operate as a BDC.  The Board determined that the Reorganization and related withdrawal of the BDC election were in the best interests of the Company and its stockholders.

Reasons for the Proposed Withdrawal of the Company as a BDC

As noted above, the proposal to withdraw the BDC election is being made in contemplation of the proposed Reorganization.  The withdrawal of the BDC election will not be made unless the Reorganization Proposal is approved by stockholders of the Company.

As discussed in detail above in connection with the Reorganization Proposal, the Reorganization of the Company into the Fund and the associated structural transition from a BDC to a closed-end interval fund is expected to benefit shareholders in the following ways:

●	Broader Range of Investment Opportunities – In selecting investments for the Fund, the Adviser will not be limited by the portfolio composition requirements imposed on BDCs, like the Company, by the 1940 Act, including the 70% Test. Thus, the Adviser believes that shareholders of the Fund stand to benefit from a wider range of investment options from potentially more attractive and seasoned issuers.

●	Flexibility in Capital Raising – New investors in the Company must execute a subscription agreement with the Company, whereas new investors in a closed-end management investment company may invest through a platform using a ticker. This allows interval funds to raise capital quickly and efficiently. Increased assets would benefit shareholders by reducing overall expenses and taking advantage of economies of scale.

●	Greater Liquidity – The Fund has adopted, consistent with the requirements of Rule 23c-3 under the 1940 Act, a fundamental policy of offering to repurchase no less than 5% of the outstanding shares of the Fund on a quarterly basis. The Fund may decide to offer to repurchase up to 25% of the outstanding shares of the Fund on a quarterly basis. Even though the Company has historically conducted repurchase offers through tender offers, the Company is not obligated to offer any periodic liquidity and all prior tender offers were discretionary and subject to Board approval.

●	Continued Protections of the 1940 Act – As a registered closed-end investment company operating as an interval fund, the Fund is generally subject to the full requirements of the 1940 Act. For instance, unlike the Company, the Fund is not permitted to impose an incentive fee on capital gains. Conversely, the Company only is subject to those specific provisions of the 1940 Act that apply to BDCs. Please refer to the table entitled “Comparison of Material Features of a Business Development Company and a Closed End Registered Investment Company” in Section I, above.

Impact of Withdrawal of Election

If the proposal to withdraw the Company’s BDC election is approved along with the Reorganization, the Company’s structure will change as a consequence of the Reorganization. Following the Reorganization, the Company will be liquidated and dissolved.  The Fund will remain subject to the applicable provisions of the 1940 Act. Rather than being subject to the limited 1940 Act provisions that are specific to BDCs, the Fund will instead be fully subject to the provisions of the 1940 Act applicable to a non-diversified closed-end management company (a “closed-end fund”). Many of the key legal provisions that relate to closed-end funds also apply to BDCs. The following table outlines certain key similarities and differences in the structure and governance of a BDC compared to a closed-end fund if the proposal is approved:

	Before Proposed Change	After Proposed Change
Type of Fund	BDC	Closed-end fund
Governed by the 1940 Act	Yes (as applicable to BDCs)	Yes
Subject to the 70% Test	Yes	No
Annual Base Management Fee(1)	1.375%	1.375%
Incentive Fee on Income	Yes	Yes
Incentive Fee on Capital Gains	Yes	No
Maximum Debt Leverage under 1940 Act(2)	66.66%	33%
Independent Directors	Majority	Majority
Tax Status	Regulated Investment Company	Regulated Investment Company
Distribution Policy	Quarterly	Quarterly
Tax Reporting	Form 1099-DIV	Form 1099-DIV
Unrelated Business Taxable Income (UBTI)	No	No

(1) As a percentage of gross assets, excluding cash and cash equivalents before the proposed change and as a percentage of average daily net assets after the proposed sale.

(2) Under the 1940 Act, the Company’s outstanding indebtedness may not exceed 66% of its total assets as a BDC and 33% of its total assets as a closed-end fund.

Timeline for Withdrawal

If the Company’s stockholders approve this proposal and the Reorganization Proposal, the withdrawal will become effective upon receipt by the SEC of the Company’s application for withdrawal on Form N-54C, which will coincide with the date of the closing of the transactions contemplated by the Reorganization.  Once the Company’s application for withdrawal of its BDC election is filed with the SEC, the Company will no longer be subject to the regulatory provisions of the 1940 Act applicable to BDCs generally, including regulations related to its capital structure and portfolio holdings and the Company would wind up its affairs shortly thereafter.

Vote Required

The 1940 Act provides that a BDC may not withdraw its election as a BDC unless it receives the approval of the holders of a majority of its outstanding voting securities. For purposes of this proposal, a “majority” of the outstanding voting securities means the vote of (i) 67% or more of the shares present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of the Company are present or represented by proxy or (ii) more than 50% of the voting securities, whichever is less. All abstentions and broker non-votes will be considered a vote against this proposal.

Board Recommendation

THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL FOUR TO AUTHORIZE THE BOARD, SUBJECT TO THE APPROVAL OF THE REORGANIZATION PROPOSAL, TO WITHDRAW THE COMPANY’S ELECTION TO BE TREATED AS A BDC UNDER THE INVESTMENT COMPANY ACT OF 1940.

PROPOSAL 5. TO APPROVE ANY ADJOURNMENT OF THE SPECIAL MEETING OF STOCKHOLDERS, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES

The Company’s stockholders may be asked to consider and act upon one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this Proxy Statement/Prospectus.

If a quorum is not present at the Special Meeting, the Company’s stockholders may be asked to vote on the proposal to adjourn the Special Meeting to solicit additional proxies. If a quorum is present at the Special Meeting, but there are not sufficient votes at the time of the Special Meeting to approve the proposals, and, in particular, Proposal 3 on which Proposal 5 is contingent, the Company’s stockholders may also be asked to vote on the proposal to approve the adjournment of the Special Meeting to permit further solicitation of proxies in favor of the other proposals.

If the adjournment proposal is submitted for a vote at the Special Meeting, and if the Company’s stockholders vote to approve the adjournment proposal, the meeting will be adjourned to enable the Board to solicit additional proxies in favor of the proposals. If the adjournment proposal is approved, and the Special Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Special Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.

The Board believes that, if the number of shares of the Company’s common stock voting in favor of any of the proposals presented at the Special Meeting is insufficient to approve a proposal, it is in the best interests of the Company’s stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by the Company in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.

Board Recommendation

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL FIVE TO APPROVE ANY ADJOURNMENT OF THE SPECIAL MEETING OF STOCKHOLDERS, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF ANY OR ALL OF THE FOREGOING PROPOSALS IF THERE ARE NOT SUFFICIENT VOTES FOR THESE PROPOSALS.

AVAILABLE INFORMATION

Any stockholder will be permitted access to all of the Company’s records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Under the Maryland General Corporation Law, stockholders are entitled to inspect and copy, upon written request during usual business hours, the following corporate documents: (i) the Charter; (ii) the bylaws; (iii) minutes of the proceedings of the Company’s stockholders; (iv) annual statements of affairs; and (v) any voting trust agreements. A stockholder may also request access to any other corporate records, which may be evaluated solely in the discretion of the Board.

The Company maintains an alphabetical list of the names, addresses and telephone numbers of its stockholders, along with the number of shares of common stock held by each of them, as part of its books and records and will be available for inspection by any stockholder at the Company’s office. The Company intends to update the stockholder list at least quarterly to reflect changes in the information contained therein, including substituted investors. In the case of assignments, where the assignee does not become a substituted investor, the Company will recognize the assignment not later than the last day of the calendar month following a receipt of notice assignment and required documentation. In addition to the foregoing, Rule 14a-7 under the Exchange Act, provides that, upon the request of a stockholder and the payment of the expenses of the distribution, the Company is required to distribute specific materials to stockholders in the context of the solicitation of proxies for voting on matters presented to stockholders or provide requesting stockholders with a copy of the list of stockholders so that the requesting stockholders may make the distribution of proxies themselves. The stockholder list will be sent within 20 days of receipt by the Company of the request, and a stockholder requesting a list may be required to pay reasonable costs of duplication. The stockholder list shall be printed in alphabetical order, on white paper and in readily readable type size (in no event smaller than 10-point font). If a proper request for the stockholder list is not honored, then the requesting stockholder will be entitled to recover certain costs incurred in compelling the production of the list as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a stockholder will not have the right to, and we may require a requesting stockholder to represent that it will not, secure the stockholder list or any other information for any commercial purpose of not related to the requesting stockholder’s interest in our affairs.

The Company is required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by the Company with the SEC, which are available on the SEC’s website at www.sec.gov. This information will also be available free of charge by contacting the Company at Flat Rock Capital Corp., 1350 6th Avenue, 18th Floor, New York, New York 10019, by telephone at (212) 596-3413, or on the Company’s website at www.flatrockglobal.com.

SUBMISSION OF STOCKHOLDER PROPOSALS

The purpose of requiring stockholders to give the Company advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although the bylaws do not give the Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

The Company will consider for inclusion in its proxy materials for the 2021 Annual Meeting of Stockholders, if such meeting is held, stockholder proposals that are received at its executive offices, in writing, and that comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act. Any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders (other than a stockholder proposal to be included in the Company’s proxy materials pursuant to Rule 14a-8 of the Exchange Act) must comply with the advance notice provisions and other requirements of the bylaws. A stockholder who intends to present a proposal at the next annual meeting, including the nomination of a director, must submit the proposal in writing to Secretary, Flat Rock Capital Corp., 1350 6th Avenue, 18th Floor, New York, New York 10019, and the proposal should be received by the Company in the period no earlier than on [__________] and no later than 5:00 p.m. (Eastern Time) on [__________]. In the event that the date of the 2021 Annual Meeting of Stockholders is advanced or delayed by more than thirty (30) days from the first anniversary of the date that this proxy statement is first mailed to stockholders, a timely notice by the stockholder must be delivered no earlier than 120 days prior to the first anniversary of the notice of mailing of this information statement and not later than the close of business on the later of (i) the 90th day prior to the date of mailing of this information statement or (ii) the tenth day following the day on which public announcement of the date of mailing of the notice for the 2021 Annual Meeting of Stockholders is first made. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

PRIVACY NOTICE

The Company is committed to protecting its investors’ privacy. The following privacy notice explains its privacy policy.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about our investors. The only information we collect from an investor is the investor’s name, address, number of shares the investor holds and the investor’s social security number. This information is used only so that we can send our investors annual reports and other information about us, and send investors proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

Authorized Employees of Flat Rock Global. It is our policy that only authorized employees of Flat Rock Global who need to know your personal information will have access to it.

Service Providers. We may disclose stockholders’ personal information to companies that provide services on our behalf, such as record keeping, processing trades, and mailing information. These companies are required to protect stockholder information and use it solely for the purpose for which they received it.

Courts and Government Officials. If required by law, we may disclose stockholders’ personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan Of Reorganization (the “Agreement”) is made as of June 17, 2020 by and between Flat Rock Capital Corp., a Maryland corporation (the “Acquired Fund”), and Flat Rock Capital Credit Fund, a Delaware Statutory Trust (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”), each with its principal place of business at 1350 6th Avenue, 18th Floor, New York, New York 10019. Flat Rock Global, LLC, the investment adviser to each of the Funds, joins this Agreement solely for the purposes of paragraphs 1.7 and 10.2.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the stockholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

The Acquired Fund is a non-diversified, closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquiring Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.

The Board of Trustees of the Acquiring Fund, including a majority of the Trustees who are not “interested persons” of the Acquiring Fund, as defined in the 1940 Act, has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders, and that the interests of the existing stockholders of the Acquiring Fund would not be diluted as a result of this transaction.

The Board of Directors of the Acquired Fund, including a majority of the Directors who are not “interested persons” of the Acquired Fund, as defined in the 1940 Act, has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its stockholders and that the interests of the existing stockholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSACTION

1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing Date”).

1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any rights to register shares under applicable securities laws, or deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the “Assets”).

1.3 The Acquired Fund will use commercially reasonable efforts to discharge or accrue for all of its known liabilities and obligations prior to the Closing Date consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its confidential offering memorandum. The Acquiring Fund shall also assume all of the liabilities and obligations of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1, which liabilities and obligations shall include any and all obligations of the Acquired Fund to indemnify a director of the Acquired Fund who is not an "interested person" as defined in Section 2(a)(l 9) of the 1940 Act (an "Independent Director"), acting in his capacity as such, to the fullest extent permitted by law and the Acquired Fund's charter and bylaws, as in effect as of the date of this Agreement (collectively, the “Liabilities”). Without limiting the foregoing, the Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's Independent Directors, acting in their capacities as such, under the Acquired Fund's charter and bylaws in effect as of the date of this Agreement shall survive the Reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendments thereto, and shall constitute rights that may be asserted by an Independent Director against the Acquiring Fund, its successors or assigns.

1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund’s stockholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Stockholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Stockholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Stockholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such stockholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund or its Transfer Agent, as defined in paragraph 3.3.

1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.7 For the period beginning at the Closing Date and ending not less than six years thereafter, Flat Rock Global, LLC at its expense shall provide, or cause to be provided, professional liability “run¬off” insurance coverage (the “Run-Off Coverage”) at least comparable to the liability coverage currently applicable to the Independent Directors of the Acquired Fund, covering the actions of such directors for the period they served as such. Such Run-Off Coverage shall not require an Independent Director to seek indemnification from the Acquiring Fund prior to, or as a condition of the making of a claim or the payment of a claim under the Run-Off Coverage.

2. VALUATION

2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends at or prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation policies and procedures of the Acquired Fund.

2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

2.3 Flat Rock Global, LLC shall make all computations of value, in its capacity as administrator for the Acquired Fund.

2.4 All computations of value hereunder shall be made in accordance with the Acquired Fund’s regular practice and the requirements of the 1940 Act, and shall be subject to confirmation by the Acquired Fund’s independent registered public accounting firm upon reasonable request of the Acquiring Fund.

3. CLOSING AND CLOSING DATE

3.1 The Closing Date shall be such date as the parties may agree. All acts taking place at the closing of the transaction (the “Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of 1350 6th Avenue, 18th Floor, New York, New York 10019 or at such other time and/or place as the parties may agree.

3.2 The Acquired Fund shall direct U.S. Bank, National Association, as custodian for the Acquired Fund (the “Custodian”), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Fund. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its Chief Financial Officer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian as custodian for both Funds, from the Acquired Fund to the Acquiring Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Fund on the next business day following the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund’s portfolio securities and instruments deposited with a “securities depository”, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3 The Acquired Fund shall direct SS&C Technologies, Inc., in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”) to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Stockholders, and the number and percentage ownership of outstanding shares owned by each such stockholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the New York Stock Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Acquired Fund, the Acquired Fund represents and warrants as follows:

(a) The Acquired Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its charter and bylaws, each as amended from time to time, to own all of its assets and to carry on its business as it is now being conducted;

(b) The Acquired Fund has elected with the Commission to be treated as a BDC under the 1940 Act;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d) The current confidential offering memorandum, stockholder reports, marketing and other related materials of the Acquired Fund and each confidential offering memorandum of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of Rule 506 of Regulation D under the Securities Act of 1933, as amended (the “1933 Act”) and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, , other than as disclosed to the Acquiring Fund;

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Maryland law or a material violation of its charter and bylaws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement) will terminate without liability or obligation to the Acquired Fund on or prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The audited Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2019 are in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since December 31, 2019, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by the Acquired Fund Stockholders shall not constitute a material adverse change;

(k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operations (including through the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially of its net capital gain (after reduction for any capital loss carryover) that has accrued through the Closing Date;

(m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors of the Acquired Fund, and, subject to the approval of the Acquired Fund Stockholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) The proxy statement/prospectus on Form N-14 (“Proxy Statement/Prospectus”), insofar as it relates to the Acquired Fund, will, through the date of the meeting of the Acquired Fund Stockholders contemplated therein and at the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

4.2 Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Acquiring Fund, the Acquiring Fund represents and warrants as follows:

(a) The Acquiring Fund is duly organized as a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under its declaration of trust and by-laws (“Trust Instrument”) to own all of its properties and assets and to carry on its business;

(b) The Acquiring Fund is registered with the Commission as a closed-end management investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, will be in full force and effect immediately following the closing of the Transaction;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The Proxy Statement/Prospectus of the Acquiring Fund which will be filed with the Commission on Form N-14 and will become effective prior to the Closing Date, conforms and, as of its effective date and the Closing Date, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not and, as of its effective date and the Closing Date, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust Instrument or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(f) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions herein contemplated;

(g) The audited financial statements of the Acquiring Fund are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(h) Since the date of the audited financial statements, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolios or the discharge of the Acquiring Fund’s liabilities shall not constitute a material adverse change;

(i) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) For each taxable year of its operation (including through the end of the taxable year in which the Reorganization occurs), the Acquiring Fund has met (or will meet) the requirements of Part I of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of the Code and the regulations thereunder;

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(l) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Stockholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

(n) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(o) The Proxy Statement/Prospectus, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, through the date of the meeting of the Acquired Fund Stockholders contemplated therein and at the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

5. COVENANTS OF THE ACQUIRED FUND

5.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2 The Acquired Fund will call a meeting of the Acquired Fund Stockholders to consider and vote upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the holders of the Acquired Fund’s shares.

5.5 Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, reasonably necessary for the preparation of the Proxy Statement/Prospectus, in compliance with the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund Stockholders to consider and vote upon this Agreement and the transactions contemplated herein.

5.7 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its stockholders consisting of the Acquiring Fund Shares received at the Closing.

5.8 The Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9 The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Fund’s title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

6. COVENANTS OF THE ACQUIRING FUND

6.1 Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.2 The Acquiring Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.3 The Proxy Statement/Prospectus which the Acquiring Fund shall have prepared and filed for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund Stockholders pursuant hereto, shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties thereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

6.4 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

7.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2 The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date;

7.3 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by its President and its Chief Financial Officer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request; and

7.4 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

8. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

8.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

8.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, which is prepared in accordance with GAAP and certified by the Chief Financial Officer of the Acquired Fund;

8.3 The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Closing Date;

8.4 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its President and its Chief Financial Officer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request; and

8.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to either the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

9.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, as necessary, in accordance with the Acquired Fund’s charter and bylaws, applicable Maryland law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund may waive the conditions set forth in this paragraph 9.1;

9.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of either Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

9.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

9.4 The Proxy Statement/Prospectus shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

9.5 The Acquiring Fund shall have received the opinion of Thompson Hine LLP (“Tax Counsel”), addressed to both the Acquired Fund and the Acquiring Fund substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement will, for Federal income tax purposes, qualify as a tax-free reorganization described in Section 368(a)(1)(F) of the Code. The delivery of such opinion is conditioned upon receipt of representations Tax Counsel shall request of the Acquired Fund. The tax opinion from Tax Counsel shall provide substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

(a) The Acquiring Fund’s acquisition of the Assets in exchange solely for the Acquiring Fund Shares and its assumption of the Liabilities of the Acquired Fund, followed by the Acquired Fund’s distribution of the Acquiring Fund Shares pro rata to the Acquired Fund stockholders actually or constructively in exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund, will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) Under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund stockholders in exchange for their Acquired Fund Share;

(c) Under Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets solely in exchange for the Acquiring Fund Shares and the Acquiring Fund’s assumption of the Liabilities of the Acquired Fund;

(d) Under Section 362(b) of the Code, the adjusted basis in each of the Acquired Fund’s Assets acquired by the Acquiring Fund will be the same as the adjusted basis of such Assets to the Acquired Fund immediately prior to the Reorganization;

(e) Under Section 1223(2) of the Code, the holding period of the Assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(f) Under Section 354(a)(1) of the Code, no gain or loss will be recognized by the Acquired Fund stockholders upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares in complete liquidation of the Acquired Fund pursuant to the Reorganization;

(g) Under Section 358(a)(1) of the Code, the aggregate adjusted basis of the Acquiring Fund Shares received by each Acquired Fund stockholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the Acquired Fund Shares held by such stockholder immediately prior to the Reorganization;

(h) Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund stockholder in the Reorganization will include the period during which the Acquired Fund Shares exchanged therefor were held by such stockholder (provided the Acquired Fund Shares were held as capital assets on the date of the Reorganization); and

(i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. In particular, under Treasury Regulation § 1.381(b)-1(a)(2), the Acquiring Fund will be treated for purposes of section 381 of the Code just as the Acquired Fund would have been treated if there had been no Reorganization, and the taxable year of the Acquired Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 9.5.

9.6 The Acquired Fund shall have received a favorable opinion of Richards, Layton & Finger, P.A., dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Richards, Layton & Finger, PA appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquired Fund, which opinion may rely on a separate opinion of counsel as Richards, Layton & Finger, P.A. deems appropriate, including local counsel to the extent it relates to the laws of the State of Delaware, substantially to the following effect:

(a) The Acquiring Fund is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act and has the power and authority under its governing instrument and the Delaware Statutory Trust Act to execute, deliver and perform its obligations under the Agreement;

(b) The execution and delivery of the Agreement and the consummation by the Acquiring Fund of the transactions contemplated thereby have been duly authorized by the Acquiring Fund under its governing instrument and the Delaware Statutory Trust Act. Assuming its execution and delivery by the duly authorized officers of the Acquiring Fund, the Agreement has been duly executed and delivered by the Acquiring Fund;

(c) The Agreement constitutes a legal, valid and binding agreement of the Acquiring Fund, enforceable against the Acquiring Fund, in accordance with its terms;

(d) The Acquiring Fund Shares are duly authorized, and when issued and paid for pursuant to the terms of the Agreement will be validly issued, fully paid and non-assessable beneficial interests in the Acquiring Fund;

(e) Neither the execution, delivery and performance by the Acquiring Fund of the Agreement, nor the consummation by the Acquiring Fund of the transactions contemplated thereby, violates (i) the governing instrument of the Acquiring Fund or (ii) any law, rule or regulation of the State of Delaware applicable to Acquiring Fund;

(f) Neither the execution, delivery and performance by the Acquiring Fund of the Agreement, nor the consummation by the Acquiring Fund of any of the transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filling, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the Certificate of Trust of the Acquiring Fund (which Certificate of Trust has been filed); and

(g) Based solely on an inquiry on or about the date of the opinion, limited to, and solely to the extent reflected on the results of computer searches of court dockets in the File & ServeXpress efile system for active cases of the Courts of Chancery of the State of Delaware and of the Superior Courts of the State of Delaware, and in the Pacer efile system for active cases of the United States District Court for the District of Delaware and of the United States Bankruptcy Court sitting in the State of Delaware, we are not aware of any legal or governmental proceedings pending against the Acquiring Fund in the State of Delaware.

In rendering such opinion, Richards, Layton & Finger, P.A. may assume all conditions precedent set forth in the Agreement have been satisfied and may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect of principles of equity, including principles of commercial reasonableness and good faith and fair dealing), that the trustees of the Acquiring Fund have complied with their fiduciary duties in approving the Agreement and that the Reorganization is fair in all respects.

9.7 The Acquired Fund shall have received a favorable opinion of Thompson Hine LLP, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Thompson Hine LLP appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquired Fund, which opinion may rely on a separate opinion of counsel as Thompson Hine LLP deems appropriate, including local counsel to the extent it relates to the laws of the State of Delaware, substantially to the following effect:

(a) The Acquiring Fund will be registered with the Commission as an investment company under the 1940 Act;

(b) To our knowledge, no consent, approval, authorization or order of any Delaware or federal court or governmental authority is required for the consummation by the Acquiring Fund of the Reorganization contemplated by the Agreement, except such as have been obtained;

(c) The Agreement has been duly authorized, executed and delivered by the Acquiring Fund and assuming the due authorization, execution and delivery of the Agreement by the Acquired Fund is a valid and binding obligation of the Acquiring Fund enforceable against the Acquired Fund in accordance with its terms;

(d) The Acquiring Fund will have the power to sell, assign, transfer and deliver the Assets and the Liabilities to be transferred by it under the Agreement; and

(e) The execution and delivery of the Agreement by the Acquiring Fund did not, and the performance by the Acquired Fund of its obligations thereunder will not, (i) violate any provisions of applicable U.S. federal securities laws (excluding, however, antifraud and other provisions with respect to disclosures of material information) or (ii) violate any provision of any agreement disclosed in or filed with the Proxy Statement/Prospectus on Form N-14 to which the Acquiring Fund is a party or by which it is bound or, to our knowledge, result in the acceleration of any obligation or the imposition of any penalty under any judgment or decree to which the Acquiring Fund is a party or by which it or its property is bound; and

(f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

10. BROKERAGE FEES AND EXPENSES

10.1 The Acquired Fund and the Acquiring Fund represent and warrant that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 All fees and expenses incurred in connection with the transactions contemplated herein shall be borne by Flat Rock Global, LLC, whether the Reorganization is consummated or not. The fees and expenses of the Reorganization shall include, but not be limited to, preparation of the Proxy Statement/Prospectus, printing and distributing the Acquiring Fund’s prospectus/proxy statement or information statement, brokerage commissions or other securities transaction fees, legal fees, accounting fees, and securities registration fees.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 Neither the Acquiring Fund nor the Acquired Fund has made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before October 31, 2020, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13. WAIVER

The Acquiring Fund and the Acquired Fund, after consultation with their respective counsel and by mutual consent of their Board of Trustees, may waive any condition to their respective obligations hereunder, except the conditions set forth in paragraphs 9.1 and 9.5.

14. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of both the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Stockholders called pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Stockholders under this Agreement to the detriment of such stockholders without their further approval.

15. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the receiving party in care of

Flat Rock Global, LLC

1350 6th Avenue, 18th Floor

New York, NY

Attn: Richard A. Petrocelli

16. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

16.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

16.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

17. INDEMNIFICATION

17.1 The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund, and its directors, officers, employees and agents (the “Acquired Fund Indemnified Parties”), from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the members of the Acquiring Fund’s Board of Trustees or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund or its respective directors, officers, employees or agents.

17.2 The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund, and its directors, officers, employees and agents (the “Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the members of the Acquired Fund’s Board of Directors or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund or its respective directors, officers, employees or agents.

17.3 The Acquiring Fund understands and agrees that the obligations of the Acquired Fund under this Agreement shall not be binding upon any director, stockholder, nominee, officer, agent or employee of the Acquired Fund personally, but bind only the Acquired Fund and the Acquired Fund’s property. Moreover, all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. The Acquiring Fund represents that it has notice of the provisions of the charter of the Acquired Fund disclaiming such director and officer liability for acts or obligations of the Acquired Fund.

17.4 The Acquired Fund understands and agrees that the obligations of the Acquiring Fund under this Agreement shall not be binding upon any trustee, stockholder, nominee, officer, agent or employee of the Acquiring Fund personally, but bind only the Acquiring Fund and the Acquiring Fund’s property. Moreover, all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund thereunder. The Acquired Fund represents that it has notice of the provisions of the charter of the Acquiring Fund disclaiming such trustee and officer liability for acts or obligations of the Acquiring Fund.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chief Executive Officer, President or Chief Financial Officer as of the date first written above.

FLAT ROCK CAPITAL CORP.

By:	/s/ Robert K. Grunewald
By:	Robert K. Grunewald
Title:	Chief Executive Officer

FLAT ROCK CAPITAL CREDIT FUND

By:	/s/ Robert K. Grunewald
By:	Robert K. Grunewald
Title:	Chief Executive Officer

Agreed and accepted as to paragraphs 1.7 and 10.2 only:

FLAT ROCK GLOBAL, LLC

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
Chief Executive Officer

[Signature page to the Agreement and Plan of Reorganization by and between

Flat Rock Capital Corp. and Flat Rock Capital Credit Fund]

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

FLAT ROCK CAPITAL CORP.

SPECIAL MEETING OF STOCKHOLDERS

[__________], 2020 10:00 AM ET

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder hereby appoints Robert K. Grunewald and Richard A. Petrocelli, each as proxy and attorney-in-fact, with full power of substitution as determined by the board of directors of Flat Rock Capital Corp. (the “Company”), on behalf and in the name of the undersigned, to attend the 2020 Special Meeting of Stockholders of FLAT ROCK CAPITAL CORP., to be held on [__________], 2020 at 10:00 a.m. local time at the Company’s corporate offices located at 1350 6th Avenue, 18th Floor, New York, New York 10019, and any postponements or adjournment thereof, and to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast if personally present, as indicated on the reverse side of this ballot, and otherwise to represent the undersigned at the meeting, and any adjournment or postponements thereof, with all powers possessed by the undersigned if personally present. The undersigned acknowledges receipt of the notice of 2020 Special Meeting of Stockholders, the proxy statement/prospectus and the annual report on Form 10-K.

When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed herein. If no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast “FOR ALL” of the nominees for director listed in Proposal 1, “FOR” the proposal to ratify the appointment of Cohen & Company, Ltd. as the Company’s independent registered public accounting firm for the year ending December 31, 2020 listed in Proposal 2, “FOR” the Agreement and Plan of Reorganization between the Company and Flat Rock Core Income Fund, a newly-formed closed-end fund that will operate as an interval fund listed in Proposal 3, and “FOR” the withdrawal of the election by the Company to be treated as a business development company as listed in Proposal 4. The proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Important Notice Regarding the Availability of Proxy Materials for the Flat Rock Capital Corp. 2020 Special Meeting of Stockholders to be held on [__________, 2020: the Annual Report on Form 10-K and Proxy Statement for this meeting are available at: www.flatrockglobal.com.

VOTE BY INTERNET - www. .com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M.

Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE – ( ) -

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

THIS PROXY WILL BE VOTED “FOR ALL” of the nominees for director listed in Proposal 1, “FOR” the proposal to ratify the appointment of Cohen & Company, Ltd. as the Company’s independent registered public accounting firm for the year ending December 31, 2020 listed in Proposal 2, “FOR” the Agreement and Plan of Reorganization between the Company and Flat Rock Core Income Fund, a newly-formed closed-end fund that will operate as an interval fund listed in Proposal 3, and “FOR” the withdrawal of the election by the Company to be treated as a business development company as listed in Proposal 4 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OR, IN THE ABSENCE OF SUCH A RECOMMENDATION, IN THEIR DISCRETION.

Important: Please sign, date and mail this proxy card promptly!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

YOUR VOTE IS IMPORTANT.

Please take a moment now to vote your shares of Flat Rock Capital Corp.

common stock for the upcoming Special Meeting of Stockholders.

YOU CAN VOTE TODAY USING ONE OF THE FOLLOWING METHODS:

Vote by Internet – Please access https://www.myproxyonline.com/FlatRock and follow the instructions on the screen. Please note you must type an “s” after “http”.

Vote by Telephone – Please call toll-free at [_______] on a touch-tone phone. Please follow the simple instructions. You will be required to provide the unique control number printed below.

Vote by Mail – Please complete, sign, date and return the proxy card in the envelope provided to: Saratoga Proxy Consulting LLC, P.O. Box 1377, New York, NY 10138-1348.

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

The board of directors recommends that you vote FOR ALL nominees for director below:

1. Election of Directors

(1) Robert K. Grunewald (2) R. Scott Coolidge (3) Marshall H. Durston

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

☐	☐	☐

*To Withhold authority to vote for any
individual nominee(s) write the number(s)
of the nominee(s) in the space below.

The board of directors recommends that you vote FOR the following proposal:

2. To ratify the appointment of Cohen & Company, Ltd. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020

FOR	AGAINST	ABSTAIN

☐	☐	☐

3. To consider and vote upon the Agreement and Plan of Reorganization by and between the Company and Flat Rock Core Income Fund (the “Fund”), a non-diversified, closed-end management investment company that intends to operate as an interval fund, pursuant to which the Company will transfer all of its assets to the Fund in exchange for an equal number of common shares of beneficial interest of the Fund (the “Reorganization Shares”) and the assumption by the Fund of all of the liabilities of the Company.

FOR	AGAINST	ABSTAIN

☐	☐	☐

4. Subject to the approval of the Reorganization, to approve the withdrawal of the election by the Company to be treated as a “Business Development Company” under applicable provisions of the Investment Company Act of 1940, as amended.

FOR	AGAINST	ABSTAIN

☐	☐	☐

Dated:

Signature:

Signature (if held jointly):

Title:

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PART C

PART C. OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.	Financial Statements:

	Part A:	None

2.	Exhibits

(a)(1)	Certificate of Trust of the Registrant(1)
(a)(2)	Declaration of Trust of the Registrant (2)
(b)	By-Laws of the Registrant(2)
(e)	Dividend reinvestment plan of the Registrant **
(g)(1)	Investment Advisory Agreement by and between the Registrant and Flat Rock Global, LLC**
(h)(1)	Distribution Agreement by and between the Registrant and ALPS Distributors, Inc.**
(h)(2)	Broker Dealer Selling Agreement**
(j)	Custodian Agreement between the Registrant and U.S. Bank, N.A.**
(k)(1)	Administration Agreement between the Registrant and ALPS Fund Services, Inc.**
(k)(2)	Transfer Agent Agreement between the Registrant and DST Systems, Inc.**
(l)(1)	Opinion and Consent of Counsel as to the Legality of the Securities Being Registered**
(l)(2)	Form of Opinion and Consent of Counsel as to Certain Tax Matters*
(n)(1)	Consent of Cohen & Company, Ltd.*
(n)(2)	Consent of KPMG LLP**
(r)(1)	Code of Ethics of the Registrant**
(r)(2)	Code of Ethics of Flat Rock Global, LLC*

*	Filed herewith.
**	To be filed by subsequent amendment.
(1)	Incorporated by reference to Registration Statement on Form N-14 (File No. 333-239281) filed by the Registrant on June 19, 2020.
(2)	Incorporated by reference to Registration Statement on Form N-2 (File No. 333-240039) filed by the Registrant on July 23, 2020.

Item 26. Marketing Arrangements

Not Applicable.

Item 27. Other Expenses of Issuance and Distribution (estimated)

SEC Registration fees	$[ ]
FINRA fees	$[ ]
Legal fees	$[ ]
Blue Sky fees	$[ ]
Miscellaneous fees	$[ ]
Printing	$[ ]
Total	$[ ]

Item 28. Persons Controlled by or Under Common Control with Registrant

The Registrant may be deemed to be controlled by the Adviser, and the Adviser will provide % of the initial capitalization of the Registrant.

Item 29. Number of Holders of Securities as of September [ ], 2020:

Title of Class	Number of Record Holders
Shares of Beneficial Ownership	[ ]

Item 30. Indemnification

Reference is made to Article VIII, Section 2 of the Registrant’s Agreement and Declaration of Trust (the “Declaration of Trust”). The Registrant hereby undertakes that it will comply the indemnification provisions of the Declaration of Trust in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect. The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, trustee, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant’s prospectus in the section entitled “Management of the Fund.” Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-110612) and is incorporated herein by reference.

Item 32. Location of Accounts and Records

ALPS Fund Services, Inc., the Fund’s administrator, maintains certain required accounting related and financial books and records of the Registrant at 1290 Broadway, Suite 1100, Denver, CO 80203. U.S. Bank, the Fund’s custodian, maintains certain required accounting related and financial books and records of the Registrant at 214 N. Tryon Street, 26th Floor Charlotte, NC 28202. The other required books and records are maintained by the Adviser at 1350 6th Avenue, 18th Floor, New York, NY 10019.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

1.The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

2. The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (a) (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement. (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. (c) The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering. (d) The Registrant undertakes that, for the purpose of determining liability under the 1933 Act, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use. (e) The Registrant undertakes that, for the purpose of determining liability under the 1933 Act, in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (ii) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

3. For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective. The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

4. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant’s statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 2nd day of September, 2020.

FLAT ROCK CORE INCOME FUND

By:	/s/ Robert K. Grunewald
Name:	Robert K. Grunewald
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Robert K. Grunewald	President, Chief Executive Officer and Trustee	September 2, 2020
Robert K. Grunewald

/s/ Richard A. Petrocelli	Treasurer, Chief Financial Officer, and Chief Operating Officer	September 2, 2020
Richard A. Petrocelli

EXHIBIT INDEX

Exhibit Number	Description
(l)(2)	Form of Opinion and Consent of Counsel as to Certain Tax Matters
(n)(1)	Consent of Cohen & Company, Ltd.
(r)(2)	Code of Ethics of Flat Rock Global, LLC